As filed with the U.S. Securities and Exchange Commission on April 23, 2015
Registration No. 333-179570

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6
SEC File No 811-4834
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST EFFECTIVE AMENDMENT NO. 7 [X]
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 59 [X]
John Hancock Life Insurance Company (U.S.A.) Separate Account A
(Exact Name of Registrant)
John Hancock Life Insurance Company (U.S.A.)
(Name of Depositor)
197 Clarendon Street
Boston, MA 02116
(Complete address of depositor’s principal executive offices)
Depositor's Telephone Number: 617-572-6000

JAMES C. HOODLET
John Hancock Life Insurance Company (U.S.A.)
U.S. INSURANCE LAW
JOHN HANCOCK PLACE
BOSTON, MA 02117
(Name and complete address of agent for service)

It is proposed that this filing will become effective (check appropriate box)
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X ] on April 27, 2015 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485
[ ] on (date) pursuant to paragraph (a) (1) of Rule 485
If appropriate check the following box
[ ] this post-effective amendment designates a new effective date for a previously filed amendment
Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

Prospectus dated April 27, 2015
for interests in
John Hancock Life Insurance Company (U.S.A.) Separate Account A
Interests are made available under
PROTECTION VARIABLE UNIVERSAL LIFE 2012
a flexible premium variable universal life insurance policy
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)
The policy provides a fixed account option with fixed rates of return declared by John Hancock USA and the following investment accounts:
500 Index B
Active Bond
All Cap Core
Alpha Opportunities
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
American New World
Blue Chip Growth
Bond
Capital Appreciation
Capital Appreciation Value
Core Bond
Core Strategy
Emerging Markets Value
Equity-Income
Financial Industries
Franklin Templeton Founding Allocation
Fundamental All Cap Core
Fundamental Large Cap Value
Global
Global Bond
Health Sciences
High Yield
International Core
International Equity Index B
International Growth Stock
International Small Company
International Value
Investment Quality Bond
Lifestyle Aggressive MVP
Lifestyle Balanced MVP
Lifestyle Conservative MVP
Lifestyle Growth MVP
Lifestyle Moderate MVP
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market B
PIMCO VIT All Asset
Real Estate Securities
Real Return Bond
Science & Technology
Short Term Government Income
Small Cap Growth
Small Cap Index
Small Cap Opportunities
Small Cap Value
Small Company Value
Strategic Income Opportunities
Total Bond Market B
Total Stock Market Index
Ultra Short Term Bond
U.S. Equity
Utilities
Value
* * * * * * * * * * * *
Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

GUIDE TO THIS PROSPECTUS
This prospectus is arranged in the following way:
•	Starting on the next page is a Table of Contents for this prospectus.
•	The section after the Table of Contents is called “Summary of Benefits and Risks.” It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.
•	Behind the Summary of Benefits and Risks section is a section called “Fee Tables” that describes the fees and expenses you will pay when buying, owning and surrendering the policy.
•	Behind the Fee Tables section is a section called “Detailed Information.” This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.
•	Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the “SAI”) and how the SAI, audited financial statements for John Hancock USA and the Separate Account, personalized illustrations and other information can be obtained.

Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you will receive the prospectuses for the underlying funds that we make available as investment options under the policies. The funds' prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as feeder funds, the prospectus for the corresponding master fund is also provided. If you need to obtain additional copies of any of these documents, please contact your John Hancock USA representative or contact our Service Office at the address and telephone number on the back page of this product prospectus.
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SUMMARY OF BENEFITS AND RISKS
The nature of the policy
The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the investment accounts that you choose. The amount we pay to the policy's beneficiary on the death of the insured person (we call this the “death benefit”) may be similarly affected. That's why the policy is referred to as a “variable” life insurance policy. We call the investments you make in the policy “premiums” or “premium payments.” The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the “Detailed Information” section of this prospectus, you can make any other premium payments you wish at any time. That's why the policy is called a “flexible premium” policy.
In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the “Total Face Amount.” Total Face Amount is comprised of the Base Face Amount and any Supplemental Face Amount you elect based on your individual needs and objectives. Some of these considerations are discussed under “Base Face Amount vs. Supplemental Face Amount” in this prospectus; however, you should discuss your insurance needs and financial objectives with your registered representative before purchasing any life insurance product. You should also consider that the amount of compensation paid to the selling broker-dealer will generally be less if you elect greater portions of Supplemental Face Amount coverage at issue.
If your priority is to maximize the extent of the protection that your policy affords against a lapse of coverage in the event of adverse investment experience or other factors, you may wish to elect the Extended No-Lapse Guarantee Rider when you purchase this policy. The Extended No-Lapse Guarantee Rider extends the No-Lapse Guarantee Period provided for the Base Face Amount (see “Other policy benefits, rights and limitations – Optional supplementary benefit riders you can add”). However, you may not elect increasing Supplemental Face Amount at issue with the Extended No-Lapse Guarantee Rider. Also, if you later decide to request an increase in the Supplemental Face Amount, the Extended No-Lapse Guarantee Rider will terminate.
If your priority is to reduce your Base Face Amount charges while maintaining the protection afforded by the Extended No-Lapse Guarantee Rider, you may wish to elect the Alternative Cash Value Rider. If you elect the Alternative Cash Value Rider, the Extended No-Lapse Guarantee Rider, must also be elected. The Extended No-Lapse Guarantee premium requirement under the Extended No-Lapse Guarantee rider will be higher if you elect the Alternative Cash Value Rider. However, your Base Face Amount charges will be reduced. With the Alternative Cash Value Rider, you may not elect increasing Supplemental Face Amount at issue and if you later decide to request an increase in the Supplemental Face Amount or terminate the Extended No-Lapse Guarantee Rider, the Alternative Cash Value Rider will terminate and the Base Face Amount charge will increase to the amount shown in the Policy Specifications page of the policy.
If your priority is to have the lowest premium requirement, you may decide to not elect the Extended No-Lapse Guarantee Rider. If you do not include this rider, you will forego the protection the Extended No-Lapse Guarantee Rider affords your policy against a lapse of coverage in the event of adverse investment experience or other factors.
You should discuss your priorities for this policy with your registered representative.
Summary of policy benefits
Death benefit
When the insured person dies, we will pay the death benefit minus any policy debt and unpaid fees and charges. There are two ways of calculating the death benefit (Option 1 and Option 2). You choose which one you want in the application. The two death benefit options are:
•	Option 1 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, or (2) the minimum death benefit (as described under “The minimum death benefit” provision in the “Detailed Information” section of this prospectus).
•	Option 2 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, plus the policy value on the date of death, or (2) the minimum death benefit.
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Surrender of the policy
You may surrender the policy in full at any time. If you do, we will pay you the policy value less any outstanding policy debt and less any surrender charge that then applies. This is called your “net cash surrender value.” You must return your policy when you request a surrender.
If you have not taken a loan on your policy, the “policy value” of your policy will, on any given date, be equal to:
•	the amount you invested,
•	plus any gain or minus any loss of the investment experience of the investment options you’ve chosen,
•	minus all charges we deduct, and
•	minus all withdrawals you have made.
If you take a loan on your policy, your policy value will be computed somewhat differently (see “Effects of policy loans”).
Withdrawals
After the first policy year, you may make a withdrawal of part of your net cash surrender value. Generally, each withdrawal must be at least $500. Your policy value is automatically reduced by the amount of the withdrawal and any surrender charge that then applies. A withdrawal may also reduce the Total Face Amount (see “Surrender and withdrawals— Withdrawals”). We reserve the right to refuse any withdrawal that would cause the policy's Base Face Amount to fall below $50,000.
Policy loans
If your policy is in force and has sufficient policy value, you may borrow from it at any time by completing the appropriate form. Generally, the minimum amount of each loan is $500. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your policy value, and may also result in adverse tax consequences.
Optional supplementary benefit riders
When you apply for the policy, you can request any of the optional supplementary benefit riders that we make available. Availability of riders varies from state to state. Charges for most riders will be deducted monthly from the policy value. Some riders may not be available in combination with other riders or benefits (see “Other policy benefits, rights and limitations— Optional supplementary benefit riders you can add”).
Investment options
The policy offers a number of investment options, as listed on page 1 of this prospectus. These investment options are subaccounts of John Hancock Life Insurance Company (U.S.A.) Separate Account A (“Separate Account”), a separate account operated by us under Michigan law. There is also a “fixed account” option that provides a fixed rate of return. The variable investment options have returns that vary depending upon the investment results of underlying portfolios. These options are referred to in this prospectus as “investment accounts.” The fixed account and the investment accounts are sometimes collectively referred to in this prospectus as the “accounts.” The investment accounts cover a broad spectrum of investment styles and strategies. Although the portfolios of the series funds that underlie those investment accounts operate like publicly traded mutual funds, there are important differences between the investment accounts and publicly traded mutual funds. You can transfer money from one investment account to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying portfolio are automatically reinvested and reflected in the portfolio’s value and create no taxable event for you. If and when policy earnings are distributed (generally as a result of a surrender or withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges, in aggregate, are significant and will reduce the investment performance of your policy.
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Summary of policy risks
Lapse risk
If the net cash surrender value is insufficient to pay the charges when due and the No-Lapse Guarantee is not in effect, your policy can terminate (i.e. “lapse”). This can happen because you haven't paid enough premium or because the investment performance of the investment accounts you’ve chosen has been poor or because of a combination of both factors. You will be given a “grace period” within which to make additional premium payments to keep the policy in effect. If lapse occurs, you may be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions (see “Lapse and reinstatement”).
Since withdrawals reduce your policy value, withdrawals increase the risk of lapse. Policy loans also increase the risk of lapse.
Investment risk
As mentioned above, the investment performance of any investment account may be good or bad. Your policy value will rise or fall based on the investment performance of the investment accounts you’ve chosen. Some investment accounts are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the underlying portfolios.
Transfer risk
There is a risk that you will not be able to transfer your policy value from one investment account to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account option are more restrictive than those that apply to transfers out of investment accounts. If you purchase the Long-Term Care Rider, while benefits are being paid under that rider you will be subject to special transfer restrictions (see “Optional supplementary benefit riders you can add”).
Early surrender risk
There are surrender charges assessed if you surrender your policy in the first ten policy years. Surrender charges may also apply to a Face Amount decrease (see “The death benefit—Requesting a decrease in coverage”). Depending on the policy value at the time you are considering surrender, there may be little or no surrender value payable to you.
Market timing and disruptive trading risks
The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that result in transfers that are large in relation to the total assets of the underlying portfolio.
To discourage market timing and disruptive trading activity, we impose restrictions (see “Market timing and disruptive trading practices”) on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges (see “How you communicate with us”).
While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long term investors.
Tax risks
Life insurance death benefits are ordinarily not subject to income tax. Other Federal and state taxes may apply as further discussed below. In general, you will be taxed on the amount of lifetime distributions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes. If you have elected the Long-Term Care Rider, please see the section of the prospectus entitled “Tax considerations” for a description of certain tax risks associated with that rider.
In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also
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contain a so-called “7 pay limit” that limits the amount of premium that can be paid in relation to the policy’s death benefit. If the limit is violated, the policy will be treated as a “modified endowment contract,” which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the “investor control rules” that determine whether you would be treated as the “owner” of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “inside build-up” that is a major benefit of life insurance.
There is a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made unless your policy is a “modified endowment contract,” surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.
Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.
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FEE TABLES
This section contains tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the maximum charge, the minimum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown in the tables.
The first table below describes the fees and expenses that you will pay at the time that you pay a premium, surrender the policy, lapse the policy, reduce the Base Face Amount, or transfer policy value between investment accounts. A portion of the premium charge is used to cover premium taxes. Premium taxes vary by jurisdiction and are subject to change. Currently, premium tax levels range from 0% to 3.5%.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Premium charge	Upon payment of premium	8% of each premium paid(1)
Surrender charge(2)	Upon surrender, policy lapse or any reduction in Base Face Amount
Maximum charge		$50 per $1,000 of Base Face Amount
Minimum charge		$9.37 per $1,000 of Base Face Amount
Charge for representative insured person		$22.28 per $1,000 of Base Face Amount
Transfer fee	Upon each transfer into or out of an investment account beyond an annual limit of not less than twelve	$25 (3)

(1)  A maximum premium charge of 8% is applied to premiums received in policy years 1-5 up to the First Tier Premium Charge Limit indicated in the Policy Specifications page of the policy and 2% is applied to premiums in excess of the First Tier Premium Charge Limit. After the fifth policy year, the charge is 2% for all premiums. The First Tier Premium Charge Limit will vary by face amount, and the age, risk class and sex of the insured person. For example, if the insured person is a 45 year old male, standard non-smoker underwriting risk, with a Base Face Amount of $1,000,000, the First Tier Premium Charge Limit applicable in policy years 1-5 would be $84,600. These charges may not be particularly relevant to your current situation. For more information, contact your John Hancock USA representative.
(2)  A surrender charge is applicable for ten policy years from the Policy Date, and varies based upon the sex, issue age, and risk classification of the insured person. The surrender charge is also affected by the amount of the premium paid under the policy, with the surrender charge per $1,000 of Base Face Amount decreasing with payment of additional premiums. The maximum charge shown is the amount in month one in the first policy year for a 60 year old standard smoker underwriting risk, for which the Minimum Initial Premium under the policy has been paid. The minimum charge shown is the amount for a 20 year old female standard smoker underwriting risk. The representative insured person rate shown is the amount for a 45 year old male standard underwriting risk. These charges may not be particularly relevant to your current situation. For more information, contact your John Hancock USA representative.
(3)  This charge is not currently imposed, but we reserve the right to do so in the policy.
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The next two tables describe the charges and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the portfolio level. The second table is devoted only to optional supplementary rider benefits.
Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of insurance charge(1)	Monthly
Maximum charge		$83.33 per $1,000 of NAR
Minimum charge		$0.02 per $1,000 of NAR
Charge for representative insured person		$0.19 per $1,000 of NAR
Base Face Amount charge(2)	Monthly for eight policy years from the Policy Date
Maximum charge		$1.28 per $1,000 of Base Face Amount
Minimum charge		$0.005 per $1,000 of Base Face Amount
Charge for representative insured person		$0.14 per $1,000 of Base Face Amount
Administrative charge	Monthly	$15
Asset-based risk charge(3)	Monthly	0.75% of policy value in policy years 1-15 0.02% of policy value in policy years 16 and thereafter
Policy loan interest rate(4)	Accrues daily Payable annually	3.25%

(1)  The cost of insurance charge is determined by multiplying the net amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The maximum rate shown is the rate in any policy year for a policy issued to cover an 90 year old male substandard smoker underwriting risk. This includes the so-called “extra mortality charge.” The minimum rate shown is the rate in the first policy year for a 5 year old female standard non-smoker underwriting risk. The representative insured person rate shown is the rate for a 45 year old male standard non-smoker underwriting risk with a policy in the first policy year. These charges may not be particularly relevant to your current situation. For more information, contact your John Hancock USA representative.
(2)  This charge is determined by multiplying the Base Face Amount at issue by the applicable rate. The rates vary by the sex, issue age, and risk classification at issue of the insured person. The maximum rate shown is for a 90 year old male standard smoker underwriting risk. The minimum rate shown is for a 20 year old female super preferred non-smoker underwriting risk that has elected the Alternative Cash Value Rider. The representative insured person rate shown is the rate for a 45 year old male standard non-smoker underwriting risk that has not elected the Alternative Cash Value Rider. These charges may not be particularly relevant to your current situation. For more information, contact your John Hancock USA representative.
(3)  This charge only applies to that portion of policy value held in the investment accounts. The charge determined does not apply to any policy value held in a fixed account. We currently do not impose an asset-based risk charge in policy year 16 and thereafter, but we reserve the right to do so in the policy.
(4)  3.25% is the maximum effective annual interest rate we can charge and applies only during policy years 1-10. The effective annual interest rate is 2.00% thereafter (although we reserve the right to increase the rate after the tenth policy year to as much as 2.25%). The amount of any loan is transferred from the accounts to a special loan account which earns interest at an effective annual rate of 2.00%. Therefore, the cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.
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Rider Charges
Charge	When Charge is Deducted	Amount Deducted
Disability Payment of Specified Premium Rider(1)	Monthly
Maximum charge		$198.67 per $1,000 of Specified Premium
Minimum charge		$16.57 per $1,000 of Specified Premium
Charge for representative insured person		$51.66 per $1,000 of Specified Premium
Extended No-Lapse Guarantee Rider(2)	Monthly
Maximum charge		$0.64 per $1,000 of Base Face Amount
Minimum charge		$0.001 per $1,000 of Base Face Amount
Charge for representative insured person		$0.06 per $1,000 of Base Face Amount
Long-Term Care Rider(3)	Monthly
Maximum charge		$4.51 per $1,000 of NAR
Minimum charge		$0.01 per $1,000 of NAR
Charge for representative insured person		$0.08 per $1,000 of NAR
Cash Value Enhancement Rider	Upon policy issue	$500.00
Overloan Protection Rider(4)	At exercise of benefit
Maximum charge		8.00%
Minimum charge		0.04%
Accelerated Benefit Rider(5)	At exercise of benefit	$150.00

(1)  The charge for this rider is determined by multiplying the Specified Premium by the applicable rate. The Specified Premium is stated in the Policy Specifications page of your policy. The rates vary by the sex, issue age and the disability insurance risk characteristics of the insured person. The maximum rate shown is for a 54 year old female substandard smoker underwriting risk. The minimum rate shown is for a 20 year old male standard non-smoker underwriting risk. The representative insured person rate shown is for a 45 year old male standard non-smoker underwriting risk. These charges may not be particularly relevant to your current situation. For more information, contact your John Hancock USA representative.
(2)  The charge for this rider is determined by multiplying the current Base Face Amount by the applicable rate. The rates vary by sex, issue age, and risk classification of the insured person. The charge for this rider is also affected by the duration of the Extended No-Lapse Guarantee Period that is selected. The maximum rate shown is for a 84 year old male standard smoker underwriting risk. The minimum rate shown is for a 20 year old female super preferred underwriting risk. The representative insured person rate shown is for a 45 year old male standard non-smoker underwriting risk. These charges may not be particularly relevant to your current situation. For more information, contact your John Hancock USA representative.
(3)  The charge for this rider is determined by multiplying the net amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable rate. The rates vary by the long-term care insurance risk characteristics of the insured person and the rider benefit level selected. The maximum rate shown is for an 80 year old male substandard smoker underwriting risk with a 4% Monthly Acceleration Percentage. The minimum rate shown is for a 20 year old female super preferred non-smoker underwriting risk with a 1% Monthly Acceleration Percentage. The Monthly Acceleration Percentage is stated in the Policy Specifications page of your policy. The representative insured person rate shown is for a 45 year old male standard non-smoker underwriting risk with a 4% Monthly Acceleration Percentage. These charges may not be particularly relevant to your current situation. For more information, contact your John Hancock USA representative.
(4)  The charge for this rider is determined as a percentage of unloaned account value. The rates vary by the attained age of the insured person at the time of exercise. The rates also differ according to the tax qualification test elected at issue. The maximum rate shown is
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for an insured person who has reached attained age 75 and the cash value accumulation test has been elected. The minimum rate shown is for an insured person who has reached attained age 120 and the guideline premium test has been elected. These charges may not be particularly relevant to your current situation. For more information, contact your John Hancock USA representative.
(5)  This charge is not currently imposed, but we reserve the right to do so in the policy.
The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please refer to the prospectus for the portfolio.
Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.49%	1.68%

1 Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.53%, respectively.
The next table describes the fees and expenses for each portfolio underlying a variable investment option offered through this prospectus. None of the portfolios charge a sales load or surrender fee. The fees and expenses do not reflect the fees and expenses of any variable insurance contract or qualified plan that may use the portfolio as its underlying investment medium. Except for the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International, American New World and PIMCO VIT All Asset portfolios, all of the portfolios shown in the table are NAV class shares that are not subject to Rule 12b-1 fees. Except as indicated in the footnotes appearing at the end of the table, the expense ratios are based upon the portfolio's actual expenses for the year ended December 31, 2014.
Portfolio Annual Expenses
(as a percentage of portfolio average net assets, rounded to two decimal places)
Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Operating Expenses
500 Index B1	0.46%	0.00%	0.03%	0.00%	0.49%
Active Bond	0.60%	0.00%	0.04%	0.00%	0.64%
All Cap Core	0.77%	0.00%	0.05%	0.00%	0.82%
Alpha Opportunities	0.97%	0.00%	0.03%	0.00%	1.00%
American Asset Allocation[2]	0.28%	0.60%	0.04%	0.00%	0.92%
American Global Growth[2]	0.52%	0.60%	0.06%	0.00%	1.18%
American Growth[2]	0.33%	0.60%	0.04%	0.00%	0.97%
American Growth-Income[2]	0.27%	0.60%	0.04%	0.00%	0.91%
American International[2]	0.50%	0.60%	0.06%	0.00%	1.16%
American New World[2]	0.72%	0.60%	0.13%	0.00%	1.45%
Blue Chip Growth	0.78%	0.00%	0.03%	0.00%	0.81%
Bond	0.56%	0.00%	0.03%	0.00%	0.59%
Capital Appreciation	0.70%	0.00%	0.03%	0.00%	0.73%
Capital Appreciation Value[3]	0.81%	0.00%	0.05%	0.01%	0.87%
Core Bond	0.59%	0.00%	0.03%	0.00%	0.62%
Core Strategy[3]	0.04%	0.00%	0.02%	0.54%	0.60%
Emerging Markets Value	0.95%	0.00%	0.08%	0.00%	1.03%
Equity-Income[3]	0.78%	0.00%	0.03%	0.01%	0.82%
Financial Industries[3]	0.77%	0.00%	0.10%	0.08%	0.95%
Franklin Templeton Founding Allocation[3]	0.04%	0.00%	0.02%	0.90%	0.96%
Fundamental All Cap Core	0.68%	0.00%	0.03%	0.00%	0.71%
Fundamental Large Cap Value	0.63%	0.00%	0.03%	0.00%	0.66%
Global	0.81%	0.00%	0.05%	0.00%	0.86%
Global Bond[4]	0.70%	0.00%	0.06%	0.00%	0.76%
Health Sciences	0.97%	0.00%	0.04%	0.00%	1.01%
High Yield	0.67%	0.00%	0.06%	0.00%	0.73%
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Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Operating Expenses
International Core	0.88%	0.00%	0.08%	0.00%	0.96%
International Equity Index B1	0.53%	0.00	0.08%	0.00%	0.61%
International Growth Stock[3]	0.79%	0.00%	0.06%	0.01%	0.86%
International Small Company	0.95%	0.00%	0.13%	0.00%	1.08%
International Value	0.80%	0.00%	0.06%	0.00%	0.86%
Investment Quality Bond	0.58%	0.00%	0.06%	0.00%	0.64%
Lifestyle Aggressive MVP[3,5]	0.05%	0.00%	0.03%	0.85%	0.93%
Lifestyle Balanced MVP[3,5]	0.05%	0.00%	0.01%	0.69%	0.75%
Lifestyle Conservative MVP3,5,	0.05%	0.00%	0.02%	0.65%	0.72%
Lifestyle Growth MVP[3,5]	0.05%	0.00%	0.02%	0.71%	0.78%
Lifestyle Moderate MVP[3,5]	0.05%	0.00%	0.02%	0.68%	0.75%
Mid Cap Index[6]	0.47%	0.00%	0.04%	0.00%	0.51%
Mid Cap Stock	0.83%	0.00%	0.04%	0.00%	0.87%
Mid Value[3]	0.95%	0.00%	0.04%	0.01%	1.00%
Money Market B1	0.50%	0.00%	0.04%	0.00%	0.54%
PIMCO VIT All Asset[7]	0.43%	0.45%	0.00%	0.80%	1.68%
Real Estate Securities	0.70%	0.00%	0.04%	0.00%	0.74%
Real Return Bond[8]	0.70%	0.00%	0.25%	0.00%	0.95%
Science and Technology	1.02%	0.00%	0.03%	0.00%	1.05%
Short Term Government Income	0.56%	0.00%	0.05%	0.00%	0.61%
Small Cap Growth	1.05%	0.00%	0.04%	0.00%	1.09%
Small Cap Index[3,9]	0.49%	0.00%	0.03%	0.06%	0.58%
Small Cap Opportunities[3,10]	1.00%	0.00%	0.04%	0.01%	1.05%
Small Cap Value[3]	1.04%	0.00%	0.03%	0.06%	1.13%
Small Company Value[3]	1.03%	0.00%	0.04%	0.18%	1.25%
Strategic Income Opportunities	0.64%	0.00%	0.05%	0.00%	0.69%
Total Bond Market B1	0.47%	0.00%	0.04%	0.00%	0.51%
Total Stock Market Index	0.48%	0.00%	0.04%	0.01%	0.53%
Ultra Short Term Bond	0.55%	0.00%	0.06%	0.00%	0.61%
U.S. Equity	0.75%	0.00%	0.04%	0.00%	0.79%
Utilities	0.83%	0.00%	0.04%	0.00%	0.87%
Value[3]	0.69%	0.00%	0.04%	0.04%	0.77%

1John Hancock Investment Management Services, LLC (“JHIMS”) has contractually agreed to waive its advisory fee (or, if necessary, reimburse expenses of the portfolio) in an amount so that the portfolio's net Total Fund Operating Expenses do not exceed its “Total Fund Operating Expenses” as shown in the table above. A portfolio's “Total Fund Operating Expenses” includes all of its operating expenses including advisory and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, short dividends, acquired fund fees, litigation and indemnification expenses and extraordinary expenses of the portfolio not incurred in the ordinary course of the portfolio's business. JHIMS’ obligation to provide this waiver or reimbursement will remain in effect until April 30, 2016 unless renewed by mutual agreement of the portfolio and JHIMS based upon a determination that this is appropriate under the circumstances at that time. The fees shown in the table do not reflect this waiver or reimbursement. If this waiver or reimbursement had been reflected, the “Total Fund Operating Expense” for the portfolios would be as indicated below. For more information, please refer to the prospectus for the portfolio.
Portfolio	Total Fund Operating Expenses
500 Index B	0.25%
International Equity Index B	0.34%
Portfolio	Total Fund Operating Expenses
Money Market B	0.28%
Total Bond Market B	0.25%
2 The table reflects the combined fees of the feeder fund and the master fund.
3 “Acquired Fund Fees and Expenses” are based on indirect net expenses associated with the portfolio’s investments in underlying funds (each an “Acquired Fund”) and are included in the portfolio’s “Total Fund Operating Expenses.” The “Total Fund Operating Expenses”
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shown may not correlate to the portfolio’s ratio of expenses to average net assets shown in the Financial Highlights section of the prospectus for the portfolio, which does not include “Acquired Fund Fees and Expenses.” For more information, please refer to the prospectus for the portfolio.
4“Other Expenses” reflect interest expense resulting from the portfolio’s use of certain investments such as reverse repurchase agreements or sale-buybacks. Such expense is required to be treated as a portfolio expense for accounting purposes. Any interest expense amount will vary based on the portfolio’s use of those investments as an investment strategy. Had these expenses been excluded, “Other Expenses” would have been 0.05%. For more information, please refer to the prospectus for the portfolio.
5John Hancock Investment Management Services, LLC (“JHIMS”) has contractually agreed to reduce its management fee and/or make payment to the portfolio in an amount equal to the amount by which “Other Expenses” of the portfolio exceed 0.00% of the average annual net assets (on an annualized basis) of the portfolio. “Other Expenses” means all of the expenses of the portfolio, excluding certain expenses such as advisory fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolio’s business, distribution and service (Rule 12b-1) fees, underlying fund expenses (acquired fund fees), and short dividend expense. The current expense limitation agreement expires on April 30, 2017 unless renewed by mutual agreement of the portfolio and JHIMS based upon a determination that this is appropriate under the circumstances at that time. JHIMS may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the month in which the reimbursements or waivers occurred to the extent that the portfolio is below its expense limitation during this period. The fees shown in the table do not reflect this expense waiver or reimbursement. If this waiver or reimbursement had been reflected, the “Total Fund Operating Expenses” for the portfolios would be as indicated below. For more information, please refer to the prospectus for the underlying portfolio.
Portfolio	Total Fund Operating Expenses
Lifestyle Aggressive MVP	0.90%
Lifestyle Balanced MVP	0.74%
Lifestyle Conservative MVP	0.70%
Portfolio	Total Fund Operating Expenses
Lifestyle Growth	0.76%
Lifestyle Moderate	0.73%
6 John Hancock Investment Management Services, LLC (“JHIMS”) has contractually agreed to waive its management fee by 0.10% as a percentage of the portfolio’s average annual net assets. The current expense limitation agreement expires on April 30, 2016 unless renewed by mutual agreement of the portfolio and JHIMS based upon a determination that this is appropriate under the circumstances at that time. The fees in the table do not reflect this waiver. If this waiver had been reflected, the “Total Fund Operating Expenses” for the portfolio would be 0.41%. For more information, please refer to the prospectus for the portfolio.
7 Pacific Investment Management Company LLC (“PIMCO”) has contractually agreed through May 1, 2016, to reduce its management fee to the extent that the underlying fund expenses attributable to management, supervisory and administrative fees exceeds 0.64% of the total assets invested in the underlying funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The fee reduction is implemented based on a calculation of underlying fund expenses attributable to management, supervisory and administrative fees that is different from the calculation of “Acquired Fund Fees and Expenses” shown in the table. “Acquired Fund Fees and Expenses” include interest expense of 0.01%. Interest expense is based on the amount incurred during an underlying fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. Interest expense is required to be treated as an expense of the underlying fund for accounting purposes and is not payable to PIMCO. The amount of interest expense (if any) will vary based on the underlying fund’s use of such investments as an investment strategy. “Total fund Operating Expenses” excluding interest expense of the underlying fund is 1.68%. The fees shown in the table do not reflect the expense waiver. If this expense waiver had been reflected, the “Total Fund Operating Expenses” shown (excluding the interest expense of the underlying funds) would be 1.53%. The “Total Fund Operating Expenses” shown may not correlate to the portfolio’s ratio of expense to average net assets shown in the Financial Highlights section of the prospectus for the portfolio, which does not include “Acquired Fund Fees and Expenses.” For more information, please refer to the prospectus for the portfolio.
8 “Other Expenses” reflect interest expense resulting from the portfolio’s use of certain investments such as reverse repurchase agreements or sale-buybacks. Such expense is required to be treated as a portfolio expense for accounting purposes. Any interest expense amount will vary based on the portfolio’s use of those investments as an investment strategy. Had these expenses been excluded, “Other Expenses” would have been 0.14%. For more information, please refer to the prospectus for the portfolio.
9 John Hancock Investment Management Services, LLC (“JHIMS”) has contractually agreed to waive its management fee by 0.05% as a percentage of the portfolio’s average annual net assets. The current expense limitation agreement expires on April 30, 2016 unless renewed by mutual agreement of the portfolio and JHIMS based upon a determination that this is appropriate under the circumstances at that time. The fees shown in the table do not reflect this waiver. If this waiver had been reflected, the “Total Fund Operating Expenses” for the portfolio would be 0.53%. For more information, please refer to the prospectus for the portfolio.
10 John Hancock Investment Management Services, LLC (“JHIMS”) has contractually agreed to waive its management fees so that the amount retained by JHIMS after payment of the subadvisory fees for the portfolio does not exceed 0.45% of the portfolio’s average net assets. The current expense limitation agreement expires on April 30, 2016 unless renewed by mutual agreement of the portfolio and JHIMS based upon a determination that this is appropriate under the circumstances at that time. The fees shown in the table do not reflect this waiver. If this waive had been reflected, the “Total Fund Operating Expenses” for the portfolio would be 0.96%. For more information, please refer to the prospectus for the portfolio.
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DETAILED INFORMATION
This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.
Table of Investment Options and Investment Subadvisers
When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio’s average net assets for 2014, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.
The JHVIT and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.
Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World portfolios (“American Portfolios”) operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the American Portfolios of the Trust for the marketing support services it provides.
The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.
The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.
The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.
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The portfolios available under the policies, the investment subadvisers (engaged by JHIMS or PIMCO) and the investment objective for each portfolio are described in the table below. For additional information regarding these portfolios' investment objectives, policies and restrictions of and the risks relating to investment in the portfolios, please refer to the prospectus for the underlying portfolio.
Portfolio	Subadviser	Investment Objective
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Declaration Management & Research LLC; and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
All Cap Core	QS Investors, LLC	To seek to provide long-term growth of capital.
Alpha Opportunities	Wellington Management Company, LLP	To seek to provide long-term total return.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital and income.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term capital appreciation.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective.
Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
Capital Appreciation	Jennison Associates LLC	To seek to provide long-term growth of capital.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Core Bond	Wells Capital Management, Incorporated	To seek to provide total return consisting of income and capital appreciation.
Core Strategy	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital. Current income is also a consideration.
Emerging Markets Value	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital.
Financial Industries	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide growth of capital.
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Portfolio	Subadviser	Investment Objective
Franklin Templeton Founding Allocation	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental All Cap Core	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental Large Cap Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term capital appreciation.
Global	Templeton Global Advisors Limited	To seek to provide long-term capital appreciation.
Global Bond	Pacific Investment Management Company LLC	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
Health Sciences	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
High Yield	Western Asset Management Company	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek to provide high total return.
International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Growth Stock	Invesco Advisers, Inc.	To seek to provide long-term growth of capital.
International Small Company	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
International Value	Templeton Investment Counsel, LLC	To seek to provide long-term growth of capital.
Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Aggressive MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Balanced MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Conservative MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Growth MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Moderate MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
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Portfolio	Subadviser	Investment Objective
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index.
Mid Cap Stock	Wellington Management Company, LLP	To seek to provide long-term growth of capital.
Mid Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Money Market B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to provide a combination of long-term capital appreciation and current income.
Real Return Bond	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Science & Technology	T. Rowe Price Associates, Inc.; and Allianz Global Investors U.S. LLC	To seek to provide long-term growth of capital. Current income is incidental to the portfolio’s objective.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Growth	Wellington Management Company, LLP	To seek to provide long-term capital appreciation.
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek to provide long-term capital appreciation.
Small Cap Value	Wellington Management Company, LLP	To seek to provide long-term capital appreciation.
Small Company Value	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income.
Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Barclays U.S. Aggregate Bond Index.*
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
U.S. Equity	Grantham, Mayo, Van Otterloo & Co. LLC	To seek to provide long-term capital appreciation.
Utilities	Massachusetts Financial Services Company	To seek to provide capital growth and current income (income above that available from the portfolio invested entirely in equity securities).
Value	Invesco Advisers, Inc.	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.

*The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBS.
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If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).
Valuation
We will purchase and redeem series fund shares for the Separate Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Separate Account. Any dividend or capital gains distributions received by the Separate Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.
On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund's net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time).
Voting interest
We will vote shares of the portfolios held in the Separate Account at the shareholder meetings according to voting instructions timely received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the policy together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold in the Separate Account for policy owners in proportion to the instructions timely received by us from policy owners from all our Separate Accounts that are registered with the SEC under the 1940 Act. We will vote all portfolio shares that we otherwise are entitled to vote (including our own shares) on any matter in proportion to the instructions timely received by us and any affiliated insurance companies with respect to the matter from policy owners in Separate Accounts of these insurance companies that are registered with the SEC under the 1940 Act. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote.
We determine the number of a series fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's investment account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.
The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock USA to be associated with the class of policies to which your policy belongs from the Separate Account to another separate account or subaccount, (2) to deregister the Separate Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.
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Description of John Hancock (USA)
We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Separate Account.
We are ranked and rated by independent financial rating services, which may include Moody's, Standard & Poor's, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.
Description of Separate Account A
The investment accounts shown on page 1 are in fact subaccounts of the John Hancock Life Insurance Company (U.S.A.) Separate Account A, a separate account operated by us under Michigan law. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Separate Account or of us.
The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of John Hancock USA's other assets. John Hancock USA is obligated to pay all amounts promised to policy owners under the policies.
New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.
The fixed account
Our obligations under any fixed account are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the policy value allocated to any fixed account will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer only one fixed account—the standard fixed account. The effective annual rate we declare for the fixed account will never be less than 2%. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account, but we are under no obligation to do so.
Because of exemptive and exclusionary provisions, interests in our fixed account have not been and will not be registered under the Securities Act of 1933 (“1933 Act”) and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed account. Disclosure regarding fixed accounts, however, is subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.
The death benefit
In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the “Total Face Amount.” Total Face Amount is composed of the Base Face Amount and any Supplemental Face Amount you elect. The Supplemental Face Amount you can have generally cannot exceed 400% of the Base Face Amount at the Issue Date. Thereafter, scheduled and unscheduled increases to the Supplemental Face Amount cannot exceed 400% of the Total Face Amount at the Issue Date. There are a number of factors you should consider in
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determining whether to elect coverage in the form of Base Face Amount or in the form of Supplemental Face Amount. These factors are discussed under “Base Face Amount vs. Supplemental Face Amount” below.
When the insured person dies, we will pay the death benefit minus any outstanding policy debt and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are described below.
•	Option 1 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, or (2) the minimum death benefit (as described below).
•	Option 2 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, plus the policy value on the date of death, or (2) the minimum death benefit.
For the same premium payments, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1. On the other hand, the cost of insurance charge will be higher under Option 2 to compensate us for the additional insurance risk. Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.
Limitations on payment of death benefit
If the insured person commits suicide within certain time periods (generally within two years from the Issue Date of the policy), the amount payable will be equal to the premiums paid, less the amount of any policy debt on the date of death, and less any withdrawals.
Also if an application misstated the age or sex of the insured person, we will adjust, if necessary, the Base Face Amount, any Supplemental Face Amount, and every other benefit to that which would have been purchased at the correct age or sex by the most recent cost of insurance charge.
Base Face Amount vs. Supplemental Face Amount
As noted above, you should consider a number of factors in determining whether to elect coverage in the form of Base Face Amount or in the form of Supplemental Face Amount.
For the same amount of premiums paid, the amount of the Face Amount charge deducted from policy value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Supplemental Face Amount, rather than as Base Face Amount. On the other hand, the amount of any Supplemental Face Amount may be subject to a shorter No-Lapse Guarantee Period (see “No-lapse guarantee”). Also, after the insured person reaches age 121, the amount of any Supplemental Face Amount will terminate.
If your priority is to reduce your Face Amount charges, you may wish to maximize the proportion of the Supplemental Face Amount. However, if your priority is to take advantage of the No-Lapse Guarantee feature after the second policy year or to maximize the death benefit when the insured person reaches age 121, then you may wish to maximize the proportion of the Base Face Amount. However, the No-Lapse Guarantee for the Base Face Amount under any policy that has elected an increasing Supplemental Face Amount is limited to the first two policy years.
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The minimum death benefit
In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to policy value. There are two tests that can be applied under Federal tax law — the “guideline premium test” and the “cash value accumulation test.” You must elect which test you wish to have applied at issue. Once elected, the test cannot be changed without our approval.
Under the guideline premium test, we compute the minimum death benefit each business day by multiplying the policy value on that date by the death benefit factor applicable on that date. Factors for some ages are shown in the table below:
Attained Age	Applicable Factor
40 and under	250%
45	215%
50	185%
55	150%
60	130%
65	120%
70	115%
75	105%
90	105%
95 and above	100%
A table showing the factor for each age will appear in the policy.
Under the cash value accumulation test, we compute the minimum death benefit each business day by multiplying the policy value on that date by the death benefit factor applicable on that date. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.
The cash value accumulation test may be preferable if you want to fund the policy so that the minimum death benefit will increase earlier than would be required under the guideline premium test, or if you want to fund the policy at the “7 pay” limit for the full seven years (see “Tax considerations”).
To the extent that the calculation of the minimum death benefit under the selected life insurance qualification test causes the death benefit to exceed our limits, we reserve the right to return premiums or distribute a portion of the policy value so that the resulting amount of insurance is maintained within our limits. Alternatively, if we should decide to accept the additional amount of insurance, we may require additional evidence of insurability.
When the insured person reaches 121
If the policy is still in effect on the policy anniversary nearest the 121st birthday of the insured person, the following things will happen (whether or not there is any net cash surrender value):
•	We will stop any monthly deduction charges.
•	We will stop accepting any premium payments.
•	We will no longer process withdrawals.
•	We will continue to credit interest to a fixed account.
•	We will continue to accept loan repayments on existing loans and interest will continue to be charged if there is an outstanding loan.
•	Any Supplemental Face Amount will terminate (see “Base Face Amount vs. Supplemental Face Amount”).
Requesting an increase in coverage
After the first policy year, you may make a written request for an unscheduled increase in Supplemental Face Amount. We must receive your written request within two months of your next policy anniversary. Generally, each such increase must be at least $50,000 and increases in any one policy year cannot exceed 25% of the Total Face Amount at issue. You will have to provide us with evidence that the insured person qualifies for the same risk classification that applied to them at issue. Generally, any increase will be effective on the next policy anniversary following the date we approve the request. Any unscheduled increase in Supplemental Face Amount after issue would first require that you terminate the Disability Payment of Specified Premium, Extended No-Lapse Guarantee, Long-Term Care and Long-Term Care Continuation Riders you may
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have elected at issue Also, if there is an unscheduled increase in Supplemental Face Amount, on the effective date of the increase, any remaining No-Lapse Guarantee Period for the Base Face Amount will terminate.
Requesting a decrease in coverage
After the first policy year, we may approve a reduction in the Base Face Amount or the Supplemental Face Amount, but only if:
•	the remaining Base Face Amount will be at least $50,000, and
•	the remaining Total Face Amount will at least equal the minimum required by the tax laws to maintain the policy’s life insurance status.
A pro-rata portion of the surrender charge will be payable upon any requested reduction in the Base Face Amount (see “Surrender charge”). If approved, you may reduce up to 10% of your Base Face Amount at issue without incurring a pro rata surrender charge at that time. This surrender charge exemption does not apply to full surrenders or net cash surrender withdrawals (see “Surrender and withdrawals - Withdrawals”). An approved decrease will take effect on the monthly deduction date on or next following the date we approve the request. We reserve the right to require that the Supplemental Face Amount be fully depleted before the Base Face Amount can be reduced.
Change of death benefit option
Under our current administrative rules, we permit the death benefit option to be changed from Option 2 to Option 1 after the first policy year. If you request in writing, and we approve a change from Option 2 to Option 1, your Face Amount after the change will equal your Face Amount before the change plus the policy value as of the effective date of the change. If you change from Option 2 to Option 1, your death benefit will change from one that may increase over time due to the investment experience of the underlying investment accounts to one that is a level death benefit. Changing from Option 2 to Option 1 can also lower the monthly Cost of Insurance charge since this charge is lowered when the Net Amount At Risk is reduced; all other charges under the policy would remain the same. We reserve the right to limit a request for a change if the change would cause the policy to fail to qualify as life insurance for tax purposes.
A change in the death benefit option will result in a change in the policy's Total Face Amount, in order to avoid any change in the amount of the death benefit. The new Total Face Amount will be equal to the Total Face Amount prior to the change plus the policy value as of the date of the change. The resulting change to the Total Face Amount will be reflected as an increase in Supplemental Face Amount. The change will take effect on the monthly deduction date on or next following the date the written request for the change is received at our Service Office.
Notwithstanding other policy limits, if the change from Option 2 to 1 yields a Total Face Amount that is larger than 400% of the Total Face Amount at issue, we will allow for the increase. The change will take effect on the monthly deduction date on or next following the date the written request for the change is received at our Service Office.
Tax consequences of coverage changes
If you change the death benefit option, the Federal tax law test (“guideline premium test” or “cash value accumulation test”) that you elected at issue will continue to apply. Please read “The minimum death benefit” for more information about these Federal tax law tests.
A change in the death benefit option or Total Face Amount will often change the policy's limits under the Federal tax law test that you elected. To avoid having the policy cease to qualify as life insurance for tax purposes, we reserve the right to (i) refuse or limit a change in the death benefit option or Total Face Amount and (ii) change the Guideline Single Premium or Guideline Level Premium, as applicable. Please read “Tax considerations” to learn about possible tax consequences of changing your insurance coverage under the policy.
Your beneficiary
You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person’s lifetime. Such a change requires the consent of any named irrevocable beneficiary. A new beneficiary designation will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.
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Ways in which we pay out policy proceeds
You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or surrender. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of the other payment options we may offer at the time. You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. Please contact our Service Office for more information.
Changing a payment option
You can change the payment option at any time before the proceeds are payable. If you haven’t made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.
Tax impact of payment option chosen
There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.
Premiums
Planned premiums
The Policy Specifications page of your policy will show the “Planned Premium” for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums—annually, semi-annually or quarterly. You may also choose to pay premiums by monthly electronic funds transfers. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only pay enough premium to keep the policy in force (see “Lapse and reinstatement”).
Minimum initial premium
The Minimum Initial Premium is set forth in the Policy Specifications page of your policy. After the payment of the initial premium, premiums may be paid at any time and in any amount until the insured person's attained age 121, subject to the need to pay enough premium to keep the policy in force and to the limitations on maximum premium amount described below.
Maximum premium payments
Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds this limit. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements is provided under “Tax considerations.”
Large premium payments may expose us to unanticipated investment risk. In addition, in order to limit our investment risk exposure under certain market conditions, we may refuse to accept additional premium payments. This may be the case, for example, in an environment of decreasing interest rates, where we may not be able to acquire investments for our general account that will sufficiently match the liabilities we are incurring under our fixed account guarantees. Excessive allocations may also interfere with the effective management of our variable investment account portfolios, if we are unable to make an orderly investment of the additional premium into the portfolios. Also, we may refuse to accept or limit an amount of premium if the amount of the premium would increase our insurance risk exposure, and the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.
We will notify you in writing of our refusal to accept premium under these provisions within three days following the date that it is received by us, and will promptly thereafter take the necessary steps to return the premium to you.
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Notwithstanding the foregoing limits on the premium that we will accept, we will not refuse to accept any premium necessary to prevent the policy from terminating.
Processing premium payments
No premiums will be accepted prior to our receipt of a completed application at our Service Office. All premiums received prior to the Issue Date of the policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market B investment account. After the Issue Date but prior to the Allocation Date, premiums received are allocated to the Money Market B investment account. The “Allocation Date” of the policy is the tenth day after the Issue Date. The Issue Date is shown on the Policy Specifications page of the policy. On the Allocation Date, the Net Premiums paid plus interest credited, if any, will be allocated among the investment accounts or the fixed account in accordance with the policy owner's instructions. The “Net Premium” is the premium paid less the applicable premium charges we deduct from it.
Any Net Premium received on or after the Allocation Date will be allocated among investment accounts or the fixed account as of the business day on or next following the date the premium is received at the Service Office. Monthly deductions are normally due on the Policy Date and at the beginning of each policy month thereafter. However, if the monthly deductions are due prior to the Contract Completion Date, they will be deducted from policy value on the Contract Completion Date instead of the dates they were due (see “Procedures for issuance of a policy” for the definition of “Contract Completion Date”).
Payment of premiums will not guarantee that the policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the policy to lapse. However, in states where permitted, the policy will have a No-Lapse Guarantee (as well as an optional Extended No-Lapse Guarantee, if elected) which would prevent the policy from lapsing during the guarantee period, provided certain criteria are satisfied.
Ways to pay premiums
If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the John Hancock USA Service Office at the appropriate address shown on the back cover of this prospectus.
We will also accept premiums:
•	by wire or by exchange from another insurance company, or
•	via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method).
Lapse and reinstatement
Lapse
Unless a no-lapse guarantee is in effect, a policy will go into default if at the beginning of any policy month the policy's net cash surrender value would be zero or below after deducting the monthly deductions then due. Therefore, a policy could lapse eventually if increases in policy value (prior to deduction of policy charges) are not sufficient to cover policy charges. A lapse could have adverse tax consequences as described under “Tax considerations.” We will notify you of the default and will allow a 61 day grace period in which you may make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the net cash surrender value to zero, if it was less than zero on the date of default, plus an amount equal to three times the monthly deduction due on the date of default, plus any applicable premium charge. If the required payment is not received by the end of the grace period, the policy will terminate (i.e., “lapse”) with no value.
No-lapse guarantee
In those states where it is permitted, as long as the cumulative premium test is satisfied during the No-Lapse Guarantee Period, as described below, we will guarantee that the policy will not go into default, even if adverse investment experience or other factors should cause the policy's surrender value to fall to zero or below during such period.
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The monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium. The No-Lapse Guarantee Premium is not a charge assessed against the policy value. It is an amount used in determining whether the cumulative premium test has been satisfied.
The No-Lapse Guarantee Premium is set at issue on the basis of the Base Face Amount and any Supplemental Face Amount and reflects the age, sex and risk class of the proposed insured, the death benefit option elected, as well as any additional rating and supplementary benefits, if applicable. It is subject to change if (i) the Total Face Amount of the policy is changed, (ii) there is a death benefit option change, (iii) there is a decrease in the Face Amount of insurance, or (iv) there is any change in the supplementary benefits added to the policy or in the risk classification of the insured person.
The No-Lapse Guarantee Period is set at issue and is stated in the policy. The No-Lapse Guarantee Period for any Supplemental Face Amount is the first two policy years. Certain state limitations may apply, but generally the No-Lapse Guarantee Period for the Base Face Amount is (i) the lesser of twenty years or to age 75 or (ii) five years if the insured person's issue age is 70 or older. The No-Lapse Guarantee Period for the Base Face Amount under any policy that has elected an increasing Supplemental Face Amount, however, is limited to the first two policy years.
While the No-Lapse Guarantee is in effect, we will determine at the beginning of the policy month that your policy would otherwise be in default whether the cumulative premium test, described below, has been met. If the test has not been satisfied, we will notify you of that fact and allow a 61-day grace period in which you may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification, will be equal to the lesser of:
(a)  the outstanding premium requirement to satisfy the cumulative premium test at the date of default, plus the monthly No-Lapse Guarantee Premium due for the next three policy months, or
(b)  the amount necessary to bring the Net Cash Surrender Value to zero plus an amount equal to three times the monthly deduction due on the date of default, plus the applicable premium charge.
If the required payment is not received by the end of the grace period, the No-Lapse Guarantee and the policy will terminate. If you make the required payment under (a) described above, the Base Face Amount and any Supplemental Face Amount and any supplementary benefit riders will remain in effect during the first two policy years. For the remainder of the No-Lapse Guarantee Period, if you make the required payment under (a), the Base Face Amount will remain in effect, but any Supplemental Face Amount and any supplementary benefit riders (unless otherwise stated therein) will terminate as of the end of the grace period.
Cumulative premium test
The cumulative premium test is satisfied if, as of the beginning of the policy month that your policy would otherwise be in default, the sum of all premiums paid to date, less any withdrawals taken on or before the date of the test and less any policy debt is equal to or exceeds the sum of the monthly No-Lapse Guarantee Premium due from the Policy Date to the date of the test.
Death during grace period
If the insured person should die during the grace period, the policy value used in the calculation of the death benefit will be the policy value as of the date of default and the death benefit will be reduced by any outstanding monthly deductions due at the time of death.
Reinstatement
By making a written request, you can reinstate a policy that has gone into default and terminated at any time within the three-year period following the date of termination subject to the following conditions:
(a)  You must provide to us evidence of the insured person's insurability that is satisfactory to us; and
(b)  You must pay a premium equal to the amount that was required to bring the policy out of default immediately prior to termination, plus the amount needed to keep the policy in force for at least the next three policy months.
If the reinstatement is approved, the date of reinstatement will be the later of the date we approve your request or the date the required payment is received at our Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The policy value on the date of reinstatement, prior to the crediting of any Net Premium paid
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in connection with the reinstatement, will be equal to the policy value on the date the policy terminated. Any policy debt not paid upon termination of a policy will be reinstated if the policy is reinstated.
Generally, the suicide exclusion and incontestability provisions will apply from the effective date of reinstatement. A surrendered policy cannot be reinstated.
The policy value
From each premium payment you make, we deduct the applicable premium charges described under “Deduction from premium payments.” We invest the rest (known as the “Net Premium”) in the accounts (fixed or investment) you've elected. Special investment rules apply to premiums processed prior to the Allocation Date (see “Processing premium payments”).
Over time, the amount you've invested in any investment account will increase or decrease the same as if you had invested the same amount directly in the corresponding underlying portfolio and had reinvested all portfolios' dividends and distributions in additional portfolio shares, except that we will deduct certain additional charges which will reduce your policy value. We describe these charges under “Description of charges at the policy level.”
We calculate the unit values for each investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern time. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we'll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we'll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we'll process it as of the end of the next business day.
The amount you've invested in the fixed account will earn interest at the rates we declare from time to time. For the fixed account, we guarantee that this rate will be at least 2%. If you want to know what the current declared rate is for the fixed account, just call or write to us. The asset-based risk charge only applies to that portion of the policy value held in the investment accounts. The charge determined does not apply to the fixed account. Otherwise, the policy level charges applicable to the fixed account are the same as those applicable to the investment accounts. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account, but we are under no obligation to do so.
Allocation of future premium payments
At any time, you may change the accounts (fixed or investment) in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.
Transfers of existing policy value
You may also transfer your existing policy value from one account (fixed or investment) to another, subject to the limitations discussed below. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any account (fixed or investment) in any policy year is $1,000,000.
Marketing timing and disruptive trading practices
Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage the portfolio's investments in accordance with the portfolio's investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.
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To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges (see “How you communicate with us”). We also reserve the right to impose a fee of up to $25 for any transfer beyond an annual limit (which will not be less than twelve). No transfer fee will be imposed on any transfer from an investment account into a fixed account if the transfer occurs during the following periods:
•	within 18 months after the policy's Issue Date, or
•	within 60 days after the later of the effective date of a material change in the investment objectives of any investment account or the date you are notified of the change.
In addition to the actions described above, we also reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, (iii) restricting transfers into and out of certain investment accounts, (iv) restricting the method used to submit transfers, and (v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.
We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right. While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.
Limitations on transfers to or from an investment account. Our current practice is to restrict transfers into or out of investment accounts to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market B investment account even if the two transfers per month limit has been reached, but only if 100% of the account value in all investment accounts is transferred to the Money Market B investment account. If such a transfer to the Money Market B investment account is made, then for the 30 calendar day period after such transfer no transfers from the Money Market B investment account to any other accounts (fixed or investment) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.
Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any policy values are transferred from one investment account into a second investment account, the values can only be transferred out of the second investment account if they are transferred into the Money Market B investment account; and (ii) any policy values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment account may not be transferred out of the Money Market B investment account into any other accounts (fixed or investment) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.
Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number and timing of transfers, we will monitor aggregate trades among the subaccounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail.
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While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all policy holders subject to the restrictions.
Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to the Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.
Limitations on transfers out of the fixed account. Transfers out of the fixed account option in any one policy year are limited to the greater of (i) the fixed account maximum transfer amount of $2,000, (ii) the fixed account maximum transfer percentage of 15% multiplied by the amount of the fixed account on the immediately preceding policy anniversary, or (iii) the amount transferred out of the fixed account during the previous policy year. Any transfer that involves a transfer out of the fixed account may not involve a transfer to the Money Market B investment account.
We reserve the right to impose a minimum amount limit on transfers out of any fixed account. We also reserve the right to impose different restrictions on any additional fixed account that we may offer in the future.
We may waive the transfer restrictions on the fixed account. Please contact us or your John Hancock USA representative to find out if a waiver is currently in effect.
Dollar cost averaging. We may offer policy owners a dollar cost averaging (“DCA”) program. Under the DCA program, you will designate an amount that will be transferred monthly from one investment account into any other investment account(s) or a fixed account. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and you will be so notified. No fee is charged for this program.
We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.
Asset allocation balancer transfers. Under the asset allocation balancer program you will designate an allocation of policy value among investment accounts. We will move amounts among the investment accounts at specified intervals you select - annually, semi-annually, quarterly or monthly. A change to your premium allocation instructions will automatically result in a change in asset allocation balancer instructions so that the two are identical unless you either instruct us otherwise or have elected the dollar cost averaging program. No fee is charged for this program.
We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.
Surrender and withdrawals
Surrender
You may surrender your policy in full at any time. If you do, we will pay you the policy value less any policy debt and surrender charge that then applies. This is called your “net cash surrender value.” You must return your policy when you request a surrender. We will process surrenders on the day we receive the surrender request (unless such day is not a business day, in which case we will process surrenders as of the business day next following the date of the receipt).
Withdrawals
After the first policy year, you may make a withdrawal of part of your net cash surrender value once in each policy month. Generally, each withdrawal must be at least $500. If the withdrawal results in a reduction in Base Face Amount, a charge equal to a pro-rata portion of any surrender charge will be applied during the surrender charge period. We will automatically reduce the policy value of your policy by the amount of the withdrawal. Unless otherwise specified by you, each account (fixed and investment) will be reduced in the same proportion as the policy value is then allocated among them. We will not permit a withdrawal if it would cause your surrender value to fall below three months' worth of monthly deductions (see “Deductions from policy value”). We also reserve the right to refuse any withdrawal that would cause the policy's Base Face Amount to fall below $50,000.
Because it reduces the policy value, any withdrawal will reduce your death benefit under either Option 1 or Option 2 (see “The death benefit”). Under Option 1, such a withdrawal may also reduce the Total Face Amount. Generally, any such
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reduction in the Total Face Amount will be implemented by first reducing any Supplemental Face Amount then in effect. We reserve the right to approve reductions in the Base Face Amount prior to eliminating the Supplemental Face Amount. You should consider a number of factors in determining whether to continue coverage in the form of Base Face Amount or Supplemental Face Amounts (see “Base Face Amount vs. Supplemental Face Amount”). If such a reduction in Total Face Amount would cause the policy to fail the Internal Revenue Code's definition of life insurance, we will not permit the withdrawal. As noted above, if the withdrawal results in a reduction in Base Face Amount, a pro-rata portion of the applicable surrender charge will be deducted from the policy value (see “Surrender charge”).
For example, assume a policy owner that has elected death benefit Option 1 requests a withdrawal of $25,000 on a policy with a Base Face Amount of $200,000 and a current surrender charge of $10,000. The $25,000 withdrawal would reduce the Base Face Amount from $200,000 to $175,000. The reduction in Base Face Amount would trigger a partial surrender charge equal to the surrender charge times the proportionate reduction in Base Face Amount, in this case equal to $10,000 X (25,000/200,000) or $1,250. The surrender charge after the withdrawal would be equal to $10,000 - $1,250 or $8,750. If the policy owner had instead purchased a policy with $200,000 of Base Face Amount and $100,000 of Supplemental Face Amount, the withdrawal of $25,000 would reduce the Supplemental Face Amount from $100,000 to $75,000. Since the Base Face Amount would remain at $200,000, no partial surrender charge would be deducted.
Policy loans
You may borrow from your policy at any time by completing a form satisfactory to us. The maximum amount you can borrow is the greater of (i) 90% of net cash surrender value and (ii) the amount determined as set out below.
•	We first determine the net cash surrender value of your policy.
•	We then subtract an amount equal to the monthly deductions then being deducted from policy value times the number of full policy months until the next policy anniversary.
•	We then multiply the resulting amount by the difference between the effective annual rate then being charged on loans and the effective annual rate then being credited on the loan account.
•	We then subtract the third item above from the second item above.
The minimum amount of each loan is $500. The interest charged on any loan is an effective annual rate of 3.25% in the first 10 policy years and 2.00% thereafter. However, we reserve the right to increase the percentage after the tenth policy year to as much as 2.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. Unless otherwise specified by you, the amount of the loan is deducted from the accounts (fixed and investment) in the same proportion as the policy value is then allocated among them. The amount of the loan is then placed in a special loan account. This special loan account will earn interest at an effective annual rate of 2.00%. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to increase the rate charged on the loan to a rate that would, in our reasonable judgment, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in some states. Please see your John Hancock USA representative for details. We process policy loans as of the business day on or next following the day we receive the loan request.
Repayment of policy loans
You can repay all or part of a loan at any time. Each repayment will be allocated among the accounts as set out below.
•	The same proportionate part of the loan as was borrowed from the fixed account will be repaid to that fixed account.
•	The remainder of the repayment will be allocated among the accounts in the same way a new premium payment would be allocated (unless otherwise specified by you).
If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.
Loan repayments received prior to the close of the New York Stock Exchange will be applied on the same day it was received. Loan repayments received after the close of the New York Stock Exchange will be applied as of the next business day.
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Effects of policy loans
The policy value, the net cash surrender value, and any death benefit are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment accounts or any fixed account and placed in a special loan account. The investment accounts or any fixed account and the special loan account will generally have different rates of investment return.
The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.
Taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. When a loan is outstanding, the amount in the loan account is not available to help pay for any policy charges. If, after deducting your policy loan, there is not enough policy value to cover the policy charges, your policy could lapse. Also, whenever the outstanding loan equals or exceeds your policy value after the insured person reaches age 121, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Policy loans may also result in adverse tax consequences under certain circumstances (see “Tax considerations”).
Description of charges at the policy level
Deduction from premium payments
•	Premium charge - A charge to help defray our sales costs and related taxes. The charge is 8% of premiums received in policy years 1-5 up to the First Tier Premium Charge Limit indicated in the Policy Specifications page of the policy, and 2% is applied to premiums received in excess of the First Tier Premium Charge Limit. After the fifth policy year the charge is 2% for all premiums. The First Tier Premium Charge Limit will vary by face amount, and the age, risk class and sex of the insured person. For example, if the insured person is a 45 year old male, standard non-smoker underwriting risk, with a Base Face Amount of $1,000,000, the First Tier Premium Charge Limit applicable in policy years 1-5 would be $84,600.
Deductions from policy value
•	Administrative charge - A monthly charge to help cover our administrative costs. This is a flat dollar charge of $15 per month.
•	Base Face Amount charge - A monthly charge for the first eight policy years, to primarily help cover sales costs. To determine the charge we multiply the amount of Base Face Amount at issue by a rate which varies by the insured person's sex, age, and risk classification at issue. The amount of the Base Face Amount charge will also depend upon whether you have elected the Alternative Cash Value Rider (see “Optional supplementary benefit riders you can add”), and will be reduced if that rider is elected.
•	Cost of insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the net amount of insurance for which we are then at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates and the current rates will never be more than the maximum rates shown in the policy. Cost of insurance charges will cease at and after the insured person reaches age 121. The cost of insurance rates we use will depend on the age at issue, the insurance risk characteristics and (usually) sex of the insured person, and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's age increases. (The insured person's “age” on any date is his or her age on the birthday nearest that date.) For death benefit Option 1, the net amount at risk is equal to the greater of zero, or the result of (a) minus (b) where:
    (a) is the death benefit as of the first day of the Policy Month, divided by 1.0016516; and
    (b) is the policy value as of the first day of the Policy Month after the deduction of all other monthly deductions.
Since the net amount at risk for death benefit Option 1 is based on a formula that includes as factors the death benefit and the policy value, the net amount at risk is affected by the investment performance of the investment accounts chosen, payment of premiums and charges assessed.
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If the minimum death benefit is greater than the Total Face Amount, the cost of insurance charge will reflect the amount of that additional benefit.
For death benefit Option 2, the net amount at risk is equal to the Total Face Amount of insurance divided by 1.0016516.
•	Asset-based risk charge - A monthly charge to help cover sales, administrative and other costs. The charge is a percentage of that portion of your policy value allocated to investment accounts. This charge does not apply to the current fixed account. Currently we charge 0.75% of policy value in policy years 1-15 and 0.00% of policy value in policy year 16 and thereafter.
•	Supplementary benefits charges - A charge for any supplementary insurance benefits added to the policy by means of a rider.
•	Loan interest rate - We will charge interest on any amount you borrow from your policy. The interest charged on any loan is an effective annual rate of 3.25% in the first ten policy years and 2.00% thereafter. However, we reserve the right to increase the percentage after the tenth policy year to as much as 2.25% (see “Policy loans”).
•	Transfer fee - We currently do not impose a fee upon transfers of policy value among the investment options, but reserve the right to impose a fee of up to $25 for any transfer beyond an annual limit (which will not be less than 12) to compensate us for the costs of processing these transfers (see “Market timing and disruptive trading practices”).
•	Surrender charge - A charge we deduct if the policy lapses or is surrendered within the first ten policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The surrender charge in the first policy year is (a) minus (b), with the result multiplied by the Surrender Charge Ratio, where:
(a)  is the surrender charge for the Base Face Amount at issue, indicated in the Policy Specifications page of the policy;
(b)  is 4.73% multiplied by the sum of premiums paid in the first policy year up to the First Tier Premium Charge Limit, indicated in the Policy Specifications page of the policy; and
(c)  the Surrender Charge Ratio is equal to the sum of premiums paid in the first policy year up to the Premium Threshold indicated in the Policy Specifications on your policy, divided by the Premium Threshold, where the Surrender Charge Ratio will never exceed 1. The Premium Threshold will vary by age, sex, risk class, face amount, the death benefit option elected and the election of one or more of the following riders: ENLG Rider, Disability Payment of Specified Premium Rider, the Long Term Care Rider, or the Long Term Care Continuation Rider.
For an example showing how the surrender charge is determined, assume a policy on a male age 45 standard non-smoker, providing a $1,000,000 death benefit with no riders. In this example, the surrender charge for the Base Face Amount at issue is $22,280.00, premiums paid in Policy Year 1 are $10,000, the First Tier Premium Charge Limit is $84,600, and the Premium Threshold is $14,100.
To determine the surrender charge, multiply $10,000 by 4.73% and subtract the result ($473) from $22,280.00. The result is $21,807.00. Then divide $10,000 by $14,100 to determine the Surrender Charge Ratio of .709220. Finally, multiply $21,807.00 by .709220 to determine the surrender charge of $15,465.96.
After the first policy year, the surrender charge is dependent upon the policy year during which lapse or surrender occurs, with the amount calculated above reduced by applying the percentages shown in the following table. The percentage is graded down proportionately at the beginning of each policy month until the next level is reached.
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Policy Year	Percentage Applied
2	90%
3	80%
4	70%
5	60%
6	60%
7	60%
8	40%
9	30%
10	10%
11+	0%
A pro-rata portion of the surrender charge may also be charged in the case of any reduction in Base Face Amount (see “Surrender and withdrawals — Withdrawals” and “Requesting a decrease in coverage”). The pro-rata charge is calculated by dividing the reduction in Base Face Amount by the Base Face Amount immediately prior to the reduction and then multiplying the applicable surrender charge by that ratio. If approved, you may reduce up to 10% of your Base Face Amount at issue without incurring a pro-rata surrender charge at that time. This surrender charge exemption does not apply to full surrenders or net cash surrender withdrawals. (see “Surrender and withdrawals — Withdrawals”).
Additional information about how certain policy charges work
Sales expenses and related charges
The premium and Base Face Amount charges help to compensate us for the cost of selling our policies (see “Description of charges at the policy level”). The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the premium and Base Face Amount charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including the asset-based risk charge and other charges with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the administrative charge may also be recovered from such other sources.
Method of deduction
We deduct the monthly deductions described in the Fee Tables section from your policy's accounts (fixed and investment) in proportion to the amount of policy value you have in each, unless otherwise specified by you.
Special purchase programs for eligible classes
With respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us, we may offer the policies with reduced charges or with additional or enhanced features or benefits. We will make these programs available in accordance with our established administrative procedures in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for such a program are: (i) the nature of the association and its organizational framework; (ii) the method by which sales will be made to the members of the class; (iii) the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; (iv) the anticipated lapse and surrender rates of the policies; (v) the size of the class of associated individuals and the number of years it has been in existence; (vi) the aggregate amount of premiums paid; and (vii) any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges or feature or benefit enhancement will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.
The Statement of Additional Information (the “SAI”) contains additional information about any special purchase program we currently make available. For information as to how you may obtain a copy of the SAI, please see the last page of this prospectus.
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Other charges we could impose in the future
Except for a portion of the premium charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected accounts. However, we expect that no such charge will be necessary.
A portion of the premium charge is used to cover premium taxes. Premium taxes vary by jurisdiction and are subject to change. Currently, premium tax levels range from 0% to 3.5%.
Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.
Description of charges at the portfolio level
The portfolios must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables of portfolio annual expenses under “Fee Tables”) are different for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any investment accounts you select. Expenses of the portfolios are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.
Other policy benefits, rights and limitations
Optional supplementary benefit riders you can add
When you apply for a policy, you can request any of the optional supplementary benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. We may add to, delete from or modify the list of optional supplementary benefit riders.
•	Disability Payment of Specified Premium Rider - This rider will deposit the Specified Premium into the policy value of your policy each month during the total disability (as defined in the rider) of the insured person. There is a six month “waiting period” of total disability before deposits begin. Deposits continue until cessation of total disability, but will cease at the insured person's 65th birthday if total disability begins on or after the policy anniversary nearest the insured person's 60th birthday. The “Specified Premium” is chosen at issue and will be stated in the Policy Specifications page of your policy.
•	Extended No-Lapse Guarantee Rider – In states where approved, if your Issue Age is less than 85 you may elect the Extended No-Lapse Guarantee Rider at issue, which extends the No-Lapse Guarantee Period provided by your policy for the Base Face Amount to the earlier of: (a) termination of the policy or rider, (b) the number of years selected by the policy owner, subject to any applicable state limitations, or (c) age 90 of the insured person. You will pay an additional fee for this rider, which varies based on the individual characteristics of the insured person, the length of the guarantee period you select and the Base Face Amount. A change in Base Face Amount of the policy may affect the cost of the rider and the amount of any Extended No-Lapse Guarantee Credit, as described below. If you elect scheduled increases to your Supplemental Face Amount at issue, you may not elect this rider. In addition, the rider will terminate as of the date we approve your written request to increase your Supplemental Face Amount.
Provided this rider is in effect, during the Extended No-Lapse Guarantee Period, your policy will not go into default with respect to the Base Face Amount if the policy satisfies the Extended Cumulative Premium Test, under which the sum of the premiums received, plus any Extended No-Lapse Guarantee Credit, less any policy debt and less any withdrawals taken on or before the date of any test, is equal to or greater than the sum of the monthly Extended No-Lapse Guarantee Premiums due from the policy date to the date of this test.
If you purchase a policy with the Extended No-Lapse Guarantee Rider, we limit the investment accounts you may select. As of the effective date of this prospectus, the investment accounts available for policies purchased with the
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Extended No-Lapse Guarantee Rider are American Asset Allocation, Capital Appreciation Value, Core Bond, Core Strategy, Franklin Templeton Founding Allocation, Lifestyle Aggressive MVP, Lifestyle Balanced MVP, Lifestyle Conservative MVP, Lifestyle Growth MVP, Lifestyle Moderate MVP and Money Market B. The Fixed Account is also currently an available investment option. The investment accounts available for policies purchased with the Extended No-Lapse Guarantee Rider are identified in your application. You must provide proper allocation instructions to one or more of the available investment accounts under this rider at the time you apply for your policy. If you request a transfer to an investment account that is not available under this rider, we will not process the transaction and will notify you that you must select a designated investment account under the rider. You may not change your premium payment allocation instructions to include an investment account that is not available under this rider. Accordingly, if you direct an additional premium payment to an investment account that is not available, we will instead apply that premium payment in accordance with your proper allocation instructions that are then in effect. We reserve the right to change the available investment accounts under this rider. You may contact our Service Office shown in the prospectus or your registered representative for more information on the available investment accounts under this rider.
•	Alternative Cash Value Rider - This rider is available only when the Extended No-Lapse Guarantee Rider is elected. If you elect this rider, the Extended No-Lapse Guarantee Premium under the Extended No-Lapse Guarantee Rider will increase and your Base Face Amount charge will be reduced. If this rider is elected, the increase in the Extended No-Lapse Guarantee Premium and the decrease in the Base Face Amount Charge, will be reflected in the Policy Specifications pages of your policy.
If the Alternative Cash Value Rider is elected, the reduction in the Base Face Amount charge will help to increase the cash value performance of your policy, which could benefit those policy owners that do not plan to maintain the policy for their full life expectancy (e.g., to surrender the policy for its cash surrender value, or to exchange the policy during their lifetime). The rider could also benefit those policy owners that are not planning to pay premiums at the level of the Extended No-Lapse Guarantee Premium, and instead choose to rely upon the potential positive returns to their policy value to keep the policy in force. On the other hand, electing this rider may not benefit policy owners that would prefer to have a lower guaranteed premium and are willing to give up the increase in the cash value performance that would results from the lower Base Face Amount Charge. In considering whether to elect this rider, you should discuss your insurance needs and financial objectives with your registered representative. You should also consider that if this rider is elected, the amount of compensation paid to the selling broker-dealer in the first policy year will be lower then it would be if the rider is not elected, with the difference being paid in policy years 2-4. We do not currently charge a separate fee for this rider. This rider may only be elected in conjunction with the Enhanced No-Lapse Guarantee Rider. If you elect this rider, you may not elect the Cash Value Enhancement Rider. In addition, this rider will terminate when we approve your written request for an increase to your Supplemental Face Amount.
•	Long-Term Care Rider - This rider provides for periodic advance payments to you of a portion or all of the death benefit if the insured person becomes “chronically ill” so that such person: (1) is unable to perform at least two activities of daily living without substantial human assistance or has a severe cognitive impairment; and (2) is receiving certain qualified long-term care services described in the rider. The decision to add this rider must be made at issuance of the policy. If you elect this rider, you will also have an option to apply to have a portion of the policy's death benefit advanced to you in the event of terminal illness.
Payments under the Long-Term Care Rider will not begin until we receive proof that the insured person qualifies and has received “qualified long-term care services,” while the policy was in force. You must continue to submit evidence during the insured person's lifetime of the insured person's eligibility for rider benefits.
We determine a maximum amount of death benefit that we will advance for each month of qualification. This amount, called the “Maximum Monthly Benefit Amount,” is equal to the amount of the death benefit that may be accelerated under the rider (as of the day the insured qualifies for benefits) multiplied by the Monthly Acceleration Percentage, which is the percentage of the death benefit you can accelerate each month. The Monthly Acceleration Percentage must be selected when you apply for the policy. The actual amount of any advance is based on the expense incurred by the insured person, up to the Maximum Monthly Benefit Amount, for each day of qualified long-term care service in a calendar month, as described in the rider. We will recalculate the Maximum Monthly Benefit Amount if you make a withdrawal of policy value, and for other events described in the rider. Each advance reduces the remaining death benefit under your policy, and causes a proportionate reduction in your policy value. If you have a policy loan, we will use a pro-rata portion of each death benefit advance to repay indebtedness. For example, if current indebtedness is $10,000, the death benefit is $100,000, and the gross advance is $2,000, then the net advance would be $1,800 = $2,000 X (1 - ($10,000/ $100,000)). As a result of the advance, the indebtedness will be reduced by $200.
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We restrict your policy value's exposure to market risk when benefits are paid under the Long-Term Care Rider. We do this in several ways. First, before we begin paying any Monthly Benefit, we will transfer all policy value from the investment accounts to the fixed account. (The amount to be transferred will be determined on the business day immediately following the date we approve a request for benefits under the rider.) In addition, you will not be permitted to transfer policy value or allocate any additional premium payment to an investment account while rider benefits are paid. Your participation in any of the automatic investment plans will also be suspended during this period.
If the insured person no longer qualifies for rider benefits and your policy remains in force, you will be permitted to invest new premium payments or transfer existing policy value in the investment accounts. (The restriction on transfers from the fixed account will continue to apply.) Any unscheduled increase in Supplemental Face Amount would first require that you terminate this rider (See “Requesting an increase in coverage.”)
Benefits under this rider do not reduce the No-Lapse Guarantee Premium requirements or the Extended No-Lapse Guarantee Premium requirements that may be necessary for the No-Lapse Guarantee or the Extended No-Lapse Guarantee to remain in effect after a termination of rider benefits.
Finally, please note that there is a significant risk that ownership of a policy with this rider by anyone other than the insured person will cause adverse tax consequences. If the owner of the policy is not the insured person, benefit payments may be included in the owner's income, and the death benefit may be part of the estate of the insured person for purposes of Federal estate tax (see “Tax considerations”).
•	Cash Value Enhancement Rider - Your policy may be issued with the Cash Value Enhancement Rider. The decision to add this rider to your policy must be made at issuance of the policy and, once made, is irrevocable. The benefit of this rider is that the cash surrender value of your policy is enhanced during the period for which surrender charges are applicable. Under the Cash Value Enhancement Rider, the enhancement is provided by reducing the surrender charge that would otherwise have applied upon policy surrender or lapse. The Cash Value Enhancement Rider does not apply to reduce the surrender charge upon decreases in Face Amount or partial withdrawals. If you elect this rider, you may not elect the Alternative Cash Value Rider.
Under this rider, the enhancement in cash surrender value is equal to the surrender charge multiplied by the applicable Cash Value Enhancement Waiver Percentage. The applicable Cash Value Enhancement Waiver Percentages under this rider during the Surrender Charge Period are set forth below:
Policy Year	Cash Value Enhancement Waiver Percentage
1	90%
2	80%
3	60%
4	40%
5	20%
6+	0%
•	Overloan Protection Rider - This rider will prevent your policy from lapsing on any date if policy debt exceeds the death benefit. The benefit is subject to a number of eligibility requirements relating to, among other things, the number of years the policy has been in force, the attained age of the life insured, the death benefit option elected and the tax status of the policy.
When the Overloan Protection benefit in this rider is invoked, all values in the investment accounts are immediately transferred to the fixed account and will continue to grow at the current fixed account interest rate. Transfer fees do not apply to these transfers. Thereafter, policy changes and transactions are limited as set forth in the rider; for example, death benefit increases or decreases, additional premium payments, policy loans, withdrawals, surrender and transfers are no longer allowed. Any outstanding policy debt will remain. Interest will continue to be charged at the policy's specified loan interest rate, and the policy's loan account will continue to be credited with the policy's loan interest credited rate. Any applicable No-Lapse Guarantee under the policy no longer applies, and any supplementary benefit rider requiring a monthly deduction will automatically be terminated.
When the Overloan Protection Rider causes the policy to be converted into a fixed policy, there is risk that the Internal Revenue Service could assert that the policy has been effectively terminated and that the outstanding loan balance
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should be treated as a distribution. Depending on the circumstances, all or part of such deemed distribution may be taxable as income. You should consult a tax adviser as to the risks associated with the Overloan Protection Rider.
•	Accelerated Benefit Rider - This rider provides for acceleration of payment of a portion of the death benefit should the insured person become terminally ill and have a life expectancy of one year or less. You must meet the following conditions before we pay the benefit.
•	You must provide written evidence satisfactory to us that the life insured is terminally ill and has a life expectancy of one year or less.
•	We must have a signed consent of any irrevocable beneficiary and any assignee.
•	You must claim the benefit voluntarily. We will not pay the benefit if you are claiming it to satisfy creditors or for government benefits.
If you satisfy the above conditions, we will pay you 50% of the eligible death benefit, up to a maximum of $1,000,000. We will not make a payment if it would be less than $10,000. Payment of the benefit will reduce your death benefit and any cash value or loan value under your policy. You should consult your tax adviser and social service agencies before you decide to receive the benefit under this rider. This rider is only available with policies that are individually owned.
Variations in policy terms
Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, terms and conditions of your insurance coverage may vary depending on where you purchase a policy. We disclose all material variations in this prospectus.
We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under “Special purchase programs for eligible classes.” No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.
Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.
Procedures for issuance of a policy
Generally, the policy is available with a minimum Base Face Amount at issue of $50,000. At the time of issue, the insured person must have an attained age of no more than 90. The insured person must meet certain health and other insurance risk criteria called “underwriting standards.”
Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.
Commencement of insurance coverage
After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's risk classification should be. After we approve an application for a policy and assign an appropriate insurance risk classification, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under “Temporary coverage prior to policy delivery” below).
The policy will take effect only if all of the following conditions are satisfied:
•	The policy is delivered to and received by the applicant.
•	The Minimum Initial Premium is received by us.
•	The insured person is living and there has been no deterioration in the insurability of the insured person since the date of the application.
The date all of the above conditions are satisfied is referred to in this prospectus as the “Contract Completion Date.” If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “Policy Date.” That
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is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the Policy Date.
Backdating
Under limited circumstances, we may backdate a policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the policy. The most common reasons for backdating are to preserve a younger age at issue for the insured person or to retain a common monthly deduction date in certain corporate-owned life insurance cases involving multiple policies issued over time. If used to preserve age, backdating will result in lower insurance charges. However, monthly deductions will begin earlier than would otherwise be the case. Monthly deductions for the period the Policy Date is backdated will actually be deducted from policy value on the Contract Completion Date.
Temporary coverage prior to policy delivery
If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the Temporary Life Insurance Agreement and Receipt attached to the application for the policy, including conditions to coverage and limits on amount and duration of coverage.
Monthly deduction dates
Each charge that we deduct monthly is assessed against your policy value at the close of business on the Policy Date and at the close of the first day in each subsequent policy month.
Changes that we can make as to your policy
We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.
In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. These changes include the following:
•	Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws.
•	Combining or removing fixed accounts or investment accounts.
•	Changes in the form of organization of any separate account.
Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.
The owner of the policy
Who owns the policy? That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the accounts in which to invest or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term “you” in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.
While the insured person is alive, you will have a number of options under the policy. These options include those listed below:
•	Determine when and how much you invest in the various accounts.
•	Borrow or withdraw amounts you have in the accounts.
•	Change the beneficiary who will receive the death benefit.
•	Change the amount of insurance.
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•	Turn in (i.e., “surrender”) the policy for the full amount of its net cash surrender value.
•	Choose the form in which we will pay out the death benefit or other proceeds.
It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.
Policy cancellation right
You have the right to cancel your policy within ten days after you receive it (the period may be longer in some states). This is often referred to as the “free look” period. During this period, your premiums will be allocated as described under “Processing premium payments” in this prospectus. To cancel your policy, simply deliver or mail the policy to:
•	John Hancock USA at either of the addresses shown on the back cover of this prospectus, or
•	the John Hancock USA representative who delivered the policy to you.
The date of cancellation will be the date of such mailing or delivery. In most states, you will receive a refund of any premiums you’ve paid. In some states, the refund will be your policy value on the date of cancellation.
Reports that you will receive
At least annually, we will send you a statement setting forth at least the following information as of the end of the most recent reporting period: the amount of the death benefit, the portion of the policy value in the fixed account and in each investment account, premiums received and charges deducted from premiums since the last report, any outstanding policy loan (and interest charged for the preceding policy year), and any further information required by law. Moreover, you also will receive confirmations of premium payments, transfers among accounts, policy loans, partial withdrawals and certain other policy transactions.
Semi-annually we will send you a report containing the financial statements of the portfolios, including a list of securities held in each portfolio.
Assigning your policy
You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive a copy of the assignment at our Service Office. Nor are we responsible for the validity of the assignment or its efficacy in meeting your objectives. An absolute assignment is a change of ownership. All collateral assignees of record must usually consent to any surrender, withdrawal or loan from the policy.
When we pay policy proceeds
General
We will ordinarily pay any death benefit, withdrawal, surrender value or loan within seven days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Please contact our Service Office for more information.
Delay to challenge coverage
We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified by the laws of the state in which your policy was issued.
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Delay for check clearance
We reserve the right to defer payment of that portion of your policy value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed fifteen days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.
Delay of separate account proceeds
We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from an investment account if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the policy value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of policy value among the investment accounts may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.
Delay of general account surrender proceeds
State laws allow us to defer payment of any portion of the net cash surrender value derived from the fixed account for up to six months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.
How you communicate with us
General rules
You should mail or express all checks and money orders for premium payments and loan repayments to the John Hancock USA Service Office at the appropriate address shown on the back cover.
Under our current rules, certain requests must be made in writing and be signed and dated by you. Those requests include the following.
•	loans
•	surrenders or withdrawals
•	change of death benefit option
•	increase or decrease in Face Amount
•	change of beneficiary
•	election of payment option for policy proceeds
•	tax withholding elections
•	election of telephone/internet transaction privilege
The following requests may be made either in writing (signed and dated by you) or by telephone or fax or through the Company's secured website, if a special form is completed (see “Telephone, facsimile and internet transactions” below).
•	transfers of policy value among accounts
•	change of allocation among accounts for new premium payments
You should mail or express all written requests to our Service Office at the appropriate address shown on the back cover. You should also send notice of the insured person's death and related documentation to our Service Office. We do not consider that we’ve “received” any communication until such time as it has arrived at the proper place and in the proper and complete form.
We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Service Office or your John Hancock USA representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn’t include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.
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Telephone, facsimile and internet transactions
If you complete a special authorization form, you can request transfers among accounts and changes of allocation among accounts simply by telephoning us at 1-800-827-4546 or by faxing us at 1-617-572-1571 or through the Company's secured website. Any fax or internet request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the accounts involved. We will honor telephone and internet instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone/internet transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line or internet usage. If this occurs, you should submit your request in writing.
If you authorize telephone or internet transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or internet instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions which are reasonably designed to confirm that instructions received by telephone or internet are genuine. These procedures include requiring personal identification, the use of a unique password for internet authorization, recording of telephone calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone or internet are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.
As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed, large or frequent transfers among investment options. To discourage disruptive trading, we have imposed certain transfer restrictions (see “Transfers of existing policy value”). In addition, we also reserve the right to change our telephone, facsimile and internet transaction privileges outlined in this section at any time, and to suspend or terminate any or all of those privileges with respect to any owners who we feel are abusing the privileges to the detriment of other owners.
Distribution of policies
John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.
JH Distributors' principal address is 601 Congress Street, Boston, MA 02210 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).
We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate, Signator Investors, Inc., is one such broker-dealer. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.
Compensation
The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.
Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer, Signator Investors, Inc., may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.
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Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.
You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the SAI, which is available upon request.
Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.
The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 145% of target premium paid in the first policy year, and 8% of target premium paid in years 2-10. Compensation paid on any premium in excess of target will not exceed 10% in any year. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders). If the Alternative Cash Value Rider is elected, the amount of compensation paid to the selling broker-dealer in the first policy year will be lower then it would be if the rider is not elected, with the difference being paid in policy years 2-4.
Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.
Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.
Tax considerations
This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.
General
We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs
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(the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.
The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.
Death benefit proceeds and other policy distributions
Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.
Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.
However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)
We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.
If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary's income.) In addition, if you have elected a Long-Term Care Rider, the rider's benefits generally will be excludable from gross income under the Internal Revenue Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Internal Revenue Code. The riders are intended to meet these standards.
If you have elected a Long-Term Care Rider, we caution you that there is a significant risk that ownership by anyone other than the person insured by the policy will cause adverse tax consequences. If the owner of the policy is not the insured person, benefit payments may be included in the owner's income, and the death benefit may be part of the insured person's estate for purposes of the Federal estate tax. A policy with a Long-Term Care Rider should not be purchased by or transferred to a person other than the insured person unless you have carefully reviewed the tax implications with your tax adviser.
Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).
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Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. If you have elected a Long-Term Care Rider, as described in “Optional supplementary benefit riders you can add,” deductions from policy value to pay the rider charges will reduce your investment in the contract but will not be included in income even if you have recovered all of your investment in the contract.
It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of amounts permitted under section 7702, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.
Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.
Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.
Policy loans
We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, an amount equal to any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.
Diversification rules and ownership of the Separate Account
Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.
In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner's gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 (T.D. 8101) stated that guidance would be issued in the form of regulations or rulings on “the extent to which policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.
The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.
We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds' prospectuses, or that a series fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so
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will prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.
7-pay premium limit and modified endowment contract status
At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.
The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.
Policies classified as modified endowment contracts are subject to the following tax rules:
•	First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
•	Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
•	Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
•	is made on or after the date on which the policy owner attains age 59½;
•	is attributable to the policy owner becoming disabled; or
•	is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.
These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.
Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.
Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.
All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from
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modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
Corporate and H.R. 10 retirement plans
The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.
Withholding
To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions. Electing to have no withholding will not reduce your tax liability and may expose you to penalties under the rules governing payment of estimated taxes.
Life insurance purchases by residents of Puerto Rico
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.
Life insurance purchases by non-resident aliens
If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.
Life insurance owned by citizens or residents living abroad
If you are a U.S. citizen or permanent resident living outside the United States, you are still subject to income taxation by the United States. Since many countries tax on the basis of domicile, you may also be subject to tax in the country or territory in which you are living. The tax-deferred accumulation of gain that a life insurance policy provides under United States tax law may not be available under the tax laws of the country in which you are living. If you are living outside the United States or planning to do so, you should consult with a qualified tax adviser before purchasing or retaining ownership of a policy.
Financial statements reference
The financial statements of John Hancock USA and the Separate Account can be found in the SAI. The financial statements of John Hancock USA should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon the ability of John Hancock USA to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.
Registration statement filed with the SEC
This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.
Independent registered public accounting firm
The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2014, and for each of the two years in the period ended December 31, 2014, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
45

In addition to this prospectus, John Hancock USA has filed with the SEC an SAI that contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements for John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.
JOHN HANCOCK USA SERVICE OFFICE
Principal Office & Express Delivery	Mail Delivery
197 Clarendon Street Boston, MA 02116-5010	1 John Hancock Way, Suite 1350 Boston, MA 02217-1099
Phone:	Fax:
1-800-827-4546	1-617-572-1571
Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.
1940 Act File No. 811-4834 — 1933 Act File No. 333-179570

Statement of Additional Information
dated April 27, 2015

for interests in

John Hancock Life Insurance Company (U.S.A.) Separate Account A
(Name of Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)
(Name of Depositor)

This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting the John Hancock USA Service Office by mail or telephone at the address or telephone number listed on the back page of the prospectus.

Contents of this SAI	Page No.
Description of the Depositor	2
Description of the Registrant	2
Services	2
Independent registered public accounting firm	2
Legal and Regulatory Matters	2
Principal Underwriter/Distributor	3
Additional Information About Charges	3
Reduction in Charges	4
Financial Statements of Registrant and Depositor	F-1

Description of the Depositor

Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” John Hancock USA (“Depositor”) is a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. The Depositor is a licensed life insurance company in the District of Columbia and all states of the United States except New York. Until 2004, the Depositor was known as The Manufacturers Life Insurance Company (U.S.A.).

The Depositor’s ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Description of the Registrant

Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Registrant” or “Separate Account”), is a separate account established by the Depositor under Michigan law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Separate Account. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of the Depositor.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

Administration of policies issued by the Depositor and of registered separate accounts organized by the Depositor may be provided by other affiliates. Neither the Depositor nor the separate accounts are assessed any charges for such services.

Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts, 02111.

Independent registered public accounting firm

The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2014, and for each of the two years in the period ended December 31, 2014, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Legal and Regulatory Matters

There are no legal proceedings to which the Depositor, the Separate Account or the principal underwriter is a party or to which the assets of the Separate Account are subject that are likely to have a material adverse effect on the Separate Account or the ability of the principal underwriter to perform its contract with the Separate Account or of the Depositor to meet its obligations under the policies.

2

Principal Underwriter/Distributor

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with the Depositor, is the principal distributor and underwriter of the securities offered through the prospectus. JH Distributors acts as the principal distributor of a number of other life insurance and annuity products we and our affiliates offer or maintain. JH Distributors also acts as the principal underwriter of John Hancock Variable Insurance Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other life insurance and annuity products we offer or maintain.

JH Distributors’ principal address is 601 Congress Street, Boston, MA 02210, and it also maintains offices with us at 197 Clarendon Street, Boston, MA 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate Signator Investors, Inc. is one such broker-dealer.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2014, 2013, and 2012 was $132,392,739, $119,574,297 and $156,801,522, respectively. JH Distributors did not retain any of these amounts during such periods.

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

  Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
  Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.
  Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Our affiliated broker-dealer, Signator Investors, Inc., may pay its respective registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

A policy will not be issued until the underwriting process has been completed to our satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

3

Reduction in Charges

The policy may be available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. We reserve the right to reduce any of the policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. We may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

333-85284	333-131299	333-157212
333-88748	333-141692	333-179570
333-71136	333-148991	333-193994
333-100597	333-151630	333-194818
333-124150	333-153252
4

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2014, 2013 and 2012

With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Years Ended December 31, 2014, 2013 and 2012

Report of Independent Auditors

The Board of Directors and Shareholder

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) (the Company), which comprise the balance sheets as of December 31, 2014 and 2013, and the related statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2014, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Michigan Office of Financial and Insurance Regulation. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, to meet the requirements of Michigan the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Office of Financial and Insurance Regulation, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2014 and 2013, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2014.

Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2014 and 2013, and the results of its operations and its cash flows for each of the three years in the period December 31, 2014 in conformity with accounting practices prescribed or permitted by the Michigan Office of Financial and Insurance Regulation.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 25, 2015

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS – STATUTORY BASIS

	December 31,
	2014	2013

	(in millions)
Admitted assets
Cash and invested assets:
Bonds	$49,226	$47,948
Stocks:
Preferred stocks	26	33
Common stocks	477	343
Investments in affiliates	2,911	2,866
Mortgage loans on real estate	11,519	12,221
Real estate:
Company occupied	300	305
Investment properties	5,203	5,304
Cash, cash equivalents and short-term investments	7,702	4,749
Policy loans	5,039	5,189
Derivatives	10,458	5,709
Receivable for collateral on derivatives	400	-
Receivable for securities	10	19
Other invested assets	5,978	5,275

Total cash and invested assets	99,249	89,961
Investment income due and accrued	887	892
Premiums due and deferred	388	410
Amounts recoverable from reinsurers	196	172
Funds held by or deposited with reinsured companies	1,958	1,984
Other reinsurance receivable	439	666
Amounts due from affiliates	247	358
Other assets	2,364	1,887
Assets held in separate accounts	140,164	142,766

Total admitted assets	$245,892	$239,096

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS – STATUTORY BASIS – (CONTINUED)

	December 31,
	2014	2013

	(in millions)
Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$69,184	$67,065
Policyholders’ and beneficiaries funds	3,834	3,919
Consumer notes	411	644
Dividends payable to policyholders	574	585
Policy benefits in process of payment	556	547
Other amount payable on reinsurance	1,039	443
Other policy obligations	78	77

Total policy and contract obligations	75,676	73,280
Payable to parent and affiliates	3,073	1,713
Transfers to (from) separate account, net	(1,390)	(1,368)
Asset valuation reserve	1,927	1,374
Reinsurance in unauthorized companies	3	6
Funds withheld from unauthorized reinsurers	8,873	6,681
Interest maintenance reserve	1,745	1,790
Current federal income taxes payable	-	215
Net deferred tax liability	456	204
Derivatives	5,229	4,046
Payables for collateral on derivatives	2,939	734
Payables for securities	26	111
Other general account obligations	1,843	1,735
Obligations related to separate accounts	140,164	142,766

Total liabilities	240,564	233,287

Capital and surplus:
Preferred stock (par value $1; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2014 and 2013)	-	-
Common stock (par value $1; 50,000,000 shares authorized; 4,728,939 shares issued and outstanding at December 31, 2014 and 2013)	5	5
Paid-in surplus	3,196	3,196
Surplus notes	990	990
Unassigned surplus	1,137	1,618

Total capital and surplus	5,328	5,809

Total liabilities and capital and surplus	$245,892	$239,096

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF OPERATIONS – STATUTORY-BASIS

	Years Ended December 31,
	2014	2013	2012

	(in millions)
Premiums and other revenues:
Life, long-term care and annuity premiums	$12,738	$12,882	$7,554
Consideration for supplementary contracts with life contingencies	183	266	342
Net investment income	4,297	4,551	4,221
Amortization of interest maintenance reserve	176	183	180
Commissions and expense allowance on reinsurance ceded	817	1,224	749
Reserve adjustment on reinsurance ceded	(10,652)	(9,775)	(8,936)
Separate account administrative and contract fees	1,841	1,848	1,815
Other revenue	467	188	201

Total premiums and other revenues	9,867	11,367	6,126

Benefits paid or provided:
Death, surrender and other contract benefits, net	9,064	7,710	6,728
Annuity benefits	1,733	1,784	1,602
Disability and long-term care benefits	584	542	514
Interest and adjustments on policy or deposit-type funds	125	132	123
Payments on supplementary contracts with life contingencies	170	159	137
Increase (decrease) in life and long-term care reserves	2,161	1,017	(3,915)

Total benefits paid or provided	13,837	11,344	5,189

Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	1,203	1,360	1,323
General expenses	972	1,092	1,088
Insurance taxes, licenses and fees	138	150	151
Net transfers to (from) separate accounts	(8,229)	(6,388)	(3,608)
Investment income ceded	4,954	(1,356)	851
Other deductions	21	14	40

Total insurance expenses and other deductions	(941)	(5,128)	(155)

Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	(3,029)	5,151	1,092
Dividends to policyholders	77	81	57

Income (loss) from operations before federal income taxes and net realized capital gains (losses)	(3,106)	5,070	1,035
Federal income tax expense (benefit)	(716)	262	(752)

Income (loss) from operations before net realized capital gains (losses)	(2,390)	4,808	1,787

Net realized capital gains (losses)	(74)	(1,793)	(1,566)

Net income (loss)	$(2,464)	$3,015	$221

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS – STATUTORY-BASIS

	Preferred and Common Stock	Paid-in Surplus	Surplus Notes	Unassigned Surplus (Deficit)	Total Capital and Surplus

	(in millions)
Balances at January 1, 2012	$5	$3,196	$989	$781	$4,971
Net income (loss)				221	221
Change in net unrealized capital gains (losses)				698	698
Change in net deferred income tax				71	71
Decrease (increase) in non-admitted assets				10	10
Change in liability for reinsurance in unauthorized reinsurance				2	2
Decrease (increase) in asset valuation reserves				130	130
Change in surplus as a result of reinsurance				(240)	(240)
Other adjustments, net			1	(70)	(69)

Balances at December 31, 2012	5	3,196	990	1,603	5,794

Net income (loss)				3,015	3,015
Change in net unrealized capital gains (losses)				(1,455)	(1,455)
Change in net deferred income tax				(347)	(347)
Decrease (increase) in non-admitted assets				(12)	(12)
Change in liability for reinsurance in unauthorized reinsurance				-	-
Decrease (increase) in asset valuation reserves				(180)	(180)
Dividend paid to Parent				(300)	(300)
Change in surplus as a result of reinsurance				(573)	(573)
Other adjustments, net			-	(133)	(133)

Balances at December 31, 2013	5	3,196	990	1,618	5,809

Net income (loss)				(2,464)	(2,464)
Change in net unrealized capital gains (losses)				2,389	2,389
Change in net deferred income tax				973	973
Decrease (increase) in non-admitted assets				56	56
Change in liability for reinsurance in unauthorized reinsurance				3	3
Decrease (increase) in asset valuation reserves				(553)	(553)
Dividend paid to Parent				(500)	(500)
Change in surplus as a result of reinsurance				(252)	(252)
Other adjustments, net			-	(133)	(133)

Balances at December 31, 2014	$5	$3,196	$990	$1,137	$5,328

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CASH FLOW – STATUTORY-BASIS

	Years Ended December 31,
	2014	2013	2012

	(in millions)
Operations
Premiums and other considerations collected, net of reinsurance	$12,924	$13,205	$13,046
Net investment income received	4,399	4,635	4,402
Separate account fees	1,841	1,848	1,815
Commissions and expenses allowance on reinsurance ceded	817	1,224	962
Miscellaneous income	450	(172)	6
Benefits and losses paid	(21,960)	(20,462)	(18,213)
Net transfers from (to) separate accounts	8,206	6,493	3,587
Commissions and expenses (paid) recovered	(7,147)	(1,572)	(3,637)
Dividends paid to policyholders	(89)	(91)	(180)
Federal and foreign income and capital gain taxes (paid) recovered	(382)	(1,195)	477

Net cash provided by (used in) operating activities	(941)	3,913	2,265

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	20,471	19,130	16,404
Stocks	130	149	122
Mortgage loans on real estate	1,789	1,660	1,514
Real estate	1,053	22	17
Other invested assets	941	498	575
Miscellaneous proceeds	3	(2)	2

Total investment proceeds	24,387	21,457	18,634

Cost of investments acquired:
Bonds	21,430	17,853	16,178
Stocks	234	78	195
Mortgage loans on real estate	1,088	1,813	1,644
Real estate	539	743	859
Other invested assets	1,281	882	1,223
Derivatives	739	1,916	1,399

Total cost of investments acquired	25,311	23,285	21,498
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	(1,729)	1,197	(631)
Net increase (decrease) in policy loans	(150)	140	34

Net cash provided by (used in) investment activities	955	(3,165)	(2,267)

Financing and miscellaneous activities
Borrowed funds	(232)	(48)	(19)
Net deposits (withdrawals) on deposit-type contracts	(85)	(134)	20
Dividend paid to Parent	(500)	(300)	-
Repurchase agreements	-	(437)	-
Other cash provided (applied)	3,756	14	976

Net cash provided by (used in) financing and miscellaneous activities	2,939	(905)	977

Net increase (decrease) in cash, cash equivalents and short-term investments	2,953	(157)	975
Cash, cash equivalents and short-term investments at beginning of year	4,749	4,906	3,931

Cash, cash equivalents and short-term investments at end of year	$7,702	$4,749	$4,906

Non-cash investing activities during the year:
Transfer of assets for FDA reinsurance transaction	$-	$-	$(4,984)

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located primarily in the United States. Through its insurance operations, the Company offers a variety of individual life insurance and individual and group long-term care insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers mutual fund products and services which include a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. In 2013, the Company discontinued sales of its structured settlements and single premium immediate annuity products. In 2012, the Company suspended new sales of its individual fixed and variable annuity products. The Company is licensed to sell insurance in 49 states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands.

John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of the Company, acts as the principal underwriter of variable life contracts pursuant to a distribution agreement with the Company.

The Company has two wholly-owned life insurance subsidiaries, John Hancock Life Insurance Company of New York (“JHNY”) and John Hancock Life & Health Insurance Company (“JHLH”).

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services (the “Insurance Department”). The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Michigan Director of the Department of Insurance and Financial Services (the “Director”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when either of the following two conditions exist: the entity either (1) has the intent to sell the debt security or (2) is more likely than not to be required to sell the debt security before its anticipated recovery. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Insurance subsidiaries are reported at their underlying statutory equity. Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported at GAAP equity. Non-insurance subsidiaries, which have no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying equity adjusted to a statutory-basis, plus the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in first out (“FIFO) method. The cost basis of bonds and common and preferred stocks is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. Investment income and operating expenses include rent for the Company’s occupancy of Company-owned properties

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other than hedging purposes or that do not meet the criteria to qualify for hedge accounting are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability corporations (“LLCs”) which are carried based on the underlying GAAP equity, with the exception of affordable housing tax credit properties, which are

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes.

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding EDP equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill held by non-insurance subsidiaries is assessed in accordance with GAAP, subject to certain limitations for holding companies and foreign insurance subsidiaries.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2014, 2013 and 2012, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally furniture and equipment, past due agents’ balances, and other assets not specifically identified as an admitted asset within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

Policy Reserves: Reserves for life, long-term care, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Insurance Department.

•

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of asset adequacy testing indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in-force. This includes asset adequacy testing required under NAIC Actuarial Guideline 38 Section 8D (“AG 38 8D”). The Company held gross reserves of $641 million and $325 million for the calculation required under AG 38 8D, of which $446 million and $0 million was ceded to Manulife Reinsurance Limited (“MRL”) under an existing coinsurance transaction at December 31, 2014 and 2013, respectively. At December 31, 2014 and 2013, the Company held reserves of $1,030 million and $1,018 million, respectively, on insurance in-force for which gross premiums were less than net premiums according to the standard of valuation set by the State of Michigan.

•

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980, and 2001 Commissioner’s Standard Ordinary and American Experience Mortality Tables. Methods used include the net level premium method

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

principally for policies issued prior to 1978, a modified preliminary term method, and the Commissioner’s Reserve Valuation Method.

•

Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983, and 1994, the 1971 Individual Annuity Mortality Table, the 1983 Individual Annuity Mortality Table, and the 2000 Individual Annuity Mortality Table.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

•	Long-term care reserves are generally calculated using the one-year preliminary term method based on various mortality, morbidity, and lapse tables.

•

The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31, 2014 or 2013. Mean reserves are determined by computing the terminal reserve for the plan at the rated age and assuming annual premiums have been paid as of the valuation date. For certain policies with substandard table ratings, mean reserves are based on rated mortality from 125% to 500% of standard rating; for certain policies with flat extra ratings, mean reserves are based on standard mortality rates increased by 1 to 25 deaths per thousand. An asset is recorded for deferred premiums, net of loading, to adjust the reserve for modal premium payments.

•	For long-term care, the interpolated reserve method is used to adjust the calculated terminal reserve, and in addition an unearned premium reserve is held.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

•

Reserves for variable deferred annuity contracts are calculated in accordance with NAIC Actuarial Guideline 43, and primarily use the 1994 Minimum Guaranteed Death Benefit or Annuity 2000 tables. The reserve is based on the present value of accumulated losses from the perspective of the Company. The liability is evaluated under both a standard scenario and stochastic scenario, and the Company holds the higher of the standard or stochastic values.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of Michigan to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial consideration is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the statements of operations as federal income tax expense if resulting from operations and within net unrealized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of statutory to tax temporary differences, such as reserves and policy acquisition costs, and of statutory to tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates in the statements of operations that differ from the federal statutory tax rate.

Participating Insurance and Policyholder Dividends: Participating business represented approximately 26% and 27% of the Company’s aggregate reserve for life contracts at December 31, 2014 and 2013. The amount of policyholders’ dividends to be paid is approved annually by the Company’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company. John Hancock Life Insurance Company (“JHLICO”) was a predecessor company that was merged into JHUSA on December 31, 2009. For additional information on the closed blocks, see the Closed Blocks Note.

Surplus Notes: Surplus notes are reported in capital and surplus, and the interest expense is not accrued unless approved for payment by the Insurance Department.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, long-term care, annuity policies, guaranteed interest, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest, term certain supplementary contracts, and funding agreements, consist of the entire premium received. Premiums received for annuity policies, guaranteed interest, funding agreements, variable universal life, and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Reclassifications: Certain prior year amounts in the Company’s statutory-basis financial statements have been reclassified to conform to the current year financial statement presentation.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and IMR would not be recorded; (l) changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; and (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income.

3. Permitted Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Division.

For determining the Company’s solvency under the State of Michigan’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of Michigan for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of prescribed or permitted practices by the State of Michigan. The Director has the authority to prescribe or permit other specific practices that deviate from prescribed practices.

As of December 31, 2014 and 2013, the Director had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

Adoption of New Accounting Standards

In March 2014, the NAIC adopted updated guidance regarding derivatives. The new guidance permits a company to designate the Fed Funds Effective Swap Rate (also referred to as the “Overnight Index Swap Rate” or “OIS”) as the hedged risk (or benchmark interest rate) in both cash flow and fair values hedges. The updated guidance also removed the requirement that similar hedges designate the same benchmark rate. The adoption of this guidance did not impact the Company’s Balance Sheets or Statements of Operations.

Future Adoption of New Accounting Standards

In December 2014, the NAIC adopted Actuarial Guideline 48 (“AG 48”) which intends to bring uniformity to the regulation of XXX and AXXX business subject to life insurer-owned captive reinsurance arrangements. The guidance requires the appointed actuary of the ceding company to perform an analysis of the amount and type of assets backing collateral. AG 48’s actuarial method determines the amount of “high quality assets” which must back collateral and is based on calculations from the NAIC principle based reserving valuation manual. Certified reinsurers as well as licensed and accredited reinsurers with no permitted practices will be exempt from AG 48. Additionally, AG 48 does not apply to policies that were issued prior to January 1, 2015 and included in a reserve financing arrangement as of December 31, 2014. As such, the adoption of AG 48 is not expected to have any material impact on the Company’s Balance Sheets or Statements of Operations.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2014, 2013 and 2012.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2014:
U.S. government and agencies	$5,420	$863	$(1)	$6,282
States and political subdivisions	2,842	606	-	3,448
Foreign governments	2,849	205	(10)	3,044
Corporate bonds	31,347	3,633	(140)	34,840
Mortgage-backed and asset-backed securities	6,768	618	(49)	7,337

Total bonds	$49,226	$5,925	$(200)	$54,951

December 31, 2013:
U.S. government and agencies	$6,988	$90	$(356)	$6,722
States and political subdivisions	2,721	213	(36)	2,898
Foreign governments	3,000	137	(37)	3,100
Corporate bonds	28,367	2,252	(574)	30,045
Mortgage-backed and asset-backed securities	6,872	498	(108)	7,262

Total bonds	$47,948	$3,190	$(1,111)	$50,027

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2014, by contractual maturity, is as follows:

	Carrying Value	Fair Value

	(in millions)
Due in one year or less	$1,399	$1,429
Due after one year through five years	6,929	7,287
Due after five years through ten years	7,282	7,645
Due after ten years	26,848	31,253
Mortgage-backed and asset-backed securities	6,768	7,337

Total	$49,226	$54,951

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

	December 31,
	2014	2013

	(in millions)
At fair value:
Bonds pledged in support of over-the-counter derivative instruments	$125	$831
Bonds pledged in support of exchange-traded futures	498	264
Bonds and cash pledged in support of cleared interest rate swaps	551	253

Total fair value	$1,174	$1,348

At carrying value:
Bonds on deposit with government authorities	$16	$26
Mortgage loans pledged in support of real estate	45	47
Bonds held in trust	132	92
Pledged collateral under reinsurance agreements	2,800	2,510

Total carrying value	$2,993	$2,675

At December 31, 2014 and 2013, the Company held below investment grade corporate bonds of $2,096 million and $2,428 million, with an aggregate fair value of $2,197 million and $2,551 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Generally, securities with market value less than 60 percent of amortized cost for six months or more indicate an impairment is present. Accordingly, securities in this category are normally deemed impaired unless there is clear evidence they should not be impaired. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security, other than loan-backed and structured securities, is deemed to be other-than-temporarily impaired, the difference between amortized cost and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

The impact of Other-Than-Temporary Impairments (OTTI) on Carrying Values (CV), including the Present Value (PV) of Cash Flows (CF) less than Book Value (BV), is as follows:

	December 31, 2014
	CV Before OTTI	Interest OTTI	Credit OTTI	CV After OTTI	Fair Value

	(in millions)
Aggregate PV of CFs less than BV	$33	$-	$5	$28	$28
Aggregate intent to sell	-	-	-	-	-
Aggregate lack of intent or inability to sell	-	-	-	-	-

Total	$33	$-	$5	$28	$28

	December 31, 2013
	CV Before OTTI	Interest OTTI	Credit OTTI	CV After OTTI	Fair Value

	(in millions)
Aggregate PV of CF’s less than BV	$106	$8	$50	$56	$48
Aggregate intent to sell	-	-	-	-	-
Aggregate lack of intent or inability to sell	-	-	-	-	-

Total	$106	$8	$50	$56	$48

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The following tables disclose the impact of Other-Than-Temporary Impairments (OTTI) on Carrying Values (CV), including the Net Present Value (NPV) of Projected Cash Flows (CF) less than Book Value (BV) by CUSIP:

Year Ended December 31, 2014

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

00075XAE7	$1	$1	$-	$1	$1
12669FUY7	-	-	-	-	-
361849RK0	15	14	1	14	14
126670AJ7	-	-	-	-	-
126673WJ7	-	-	-	-	-
126673WK4	-	-	-	-	-
12669ERQ1	4	3	1	3	3
12669FD67	-	-	-	-	-
50180LAP5	4	3	1	3	3
55265KS42	-	-	-	-	-
75970NAR8	1	1	-	1	1
75970NBK2	1	1	-	1	1
126673WJ7	-	-	-	-	-
12669FD59	2	1	1	1	1
55265KS34	1	1	-	1	1
59020UAZ8		-	-	-	-
75970NAR8	1	1	-	1	1
75970NBK2	-	-	-	-	-
94981QAZ1	-	-	-	-	-
50180LAP5	3	2	1	2	2
75970NBK2	-	-	-	-	-

Total	$33	$28	$5	$28	$28

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Year Ended December 31, 2013

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

03927RAC8	$1	$-	$1	$-	$-
07387BEN9	1	-	-	-	-
12669E7D2	1	-	-	-	-
20047NAM4	2	-	2	-	-
22541SWR5	3	-	3	-	-
22608WAP4	7	-	6	-	-
36170UCA7	1	-	1	-	-
36170UCR0	1	-	1	-	-
36828QLA2	3	2	1	2	1
396789KD0	6	5	2	5	3
46625M7D5	1	1	-	1	1
46625YBQ5	2	1	1	1	1
48123HAA1	7	3	4	3	3
50211NAG4	6	-	6	-	-
52108H3R3	1	-	1	-	-
55265KS42	1	1	-	1	-
949808BE8	1	-	-	-	-
07388NAH9	7	5	3	5	5
396789KD0	5	3	3	3	3
46625YDU4	4	1	3	1	1
55265KS42	1	1	-	1	1
75970NBK2	1	1	1	1	1
00764MDY0	3	2	-	2	2
396789KD0	2	1	1	1	1
46625YDS9	6	4	3	4	4
52108HL28	13	9	4	9	5
07383F4H8	3	2	1	2	2
07388NAH9	5	5	-	5	5
07388PAL5	5	4	1	4	4
52108HL28	6	5	1	5	5

Total	$106	$56	$50	$56	$48

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

All impaired securities which have fair value less than cost or amortized cost, for which an other-than-temporary impairment has not been recognized in income as a realized loss, including securities with a recognized other-than-temporary impairment for non-interest related declines when a non-recognized interest related impairment remains:

	December 31,
	2014	2013

	(in millions)
Continuous Unrealized Losses
Less than 12 months	$-	$(1)
12 months or longer	-	-
Fair Value of Securities with Continuous Unrealized Losses
Less than 12 months	3	7
12 months or longer	4	2

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

			(in millions)
December 31, 2014:
U.S. government and agencies	$94	$-	$58	$(1)	$152	$(1)
States and political subdivisions	8	-	8	-	16	-
Foreign governments	80	-	52	(10)	132	(10)
Corporate bonds	2,033	(45)	2,651	(95)	4,684	(140)
Mortgage-backed and asset-backed securities	412	(8)	459	(41)	871	(49)
Total	$2,627	$(53)	$3,228	$(147)	$5,855	$(200)

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

			(in millions)
December 31, 2013:
U.S. government and agencies	$4,485	$(283)	$301	$(73)	$4,786	$(356)
States and political subdivisions	405	(21)	65	(15)	470	(36)
Foreign governments	1,738	(25)	284	(12)	2,022	(37)
Corporate bonds	6,654	(376)	1,528	(198)	8,182	(574)
Mortgage-backed and asset-backed securities	1,268	(40)	589	(68)	1,857	(108)
Total	$14,550	$(745)	$2,767	$(366)	$17,317	$(1,111)

At December 31, 2014 and 2013, there were 574 and 945 bonds that had a gross unrealized loss, of which the single largest unrealized loss was $12 million and $87 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

For the years ended December 31, 2014, 2013 and 2012, realized capital losses include $24 million, $88 million, and $108 million related to bonds that have experienced an other-than-temporary decline in value and were comprised of 21, 43, and 78 securities, respectively. These are primarily made up of impairments on public and private bonds and sub-prime mortgage-backed securities.

The total recorded investment in restructured corporate bonds at December 31, 2014, 2013 and 2012 was $17 million, $0 million, and $0 respectively. There were 2, 0, and 0 restructured corporate bonds for which an impairment was recognized during 2014, 2013 and 2012, respectively. The Company accrues interest income on impaired securities to the extent deemed

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The sales of investments in bonds resulted in the following:

	December 31,
	2014	2013	2012

	(in millions)
Proceeds	$18,292	$14,555	$14,297
Realized gross gains	579	244	529
Realized gross losses	(111)	(483)	(79)

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2014 and 2013.

Affiliate Transactions

In 2014, JHUSA sold certain bonds to an affiliate, MLI. These bonds had a book value of $178 million and a fair value of $206 million at the date of the transaction. The Company recognized $28 million in pre-tax realized gains which was deferred in IMR.

In 2014, JHUSA sold certain bonds to an affiliate, Manufacturers International Limited (Hong Kong) (“MIL”). These bonds had a book value of $371 million and a fair value of $433 million in exchange for certain bonds from MIL with a book value of $389 million and fair value of $435 million at the date of the transaction. The Company recognized $62 million in pre-tax realized gains which was deferred in IMR.

In 2014, JHUSA sold certain bonds to an affiliate, John Hancock Reassurance Company Limited (“JHRECO”). These bonds had a book value of $244 million and fair value of $284 million in exchange for certain bonds from JHRECO with a book value of $282 million and fair value of $291 million at the date of the transaction. The Company recognized $41 million in pre-tax realized gains which was deferred in IMR.

In 2014, JHUSA acquired certain and sold certain bonds from an affiliate, JHNY. These bonds had a net book value of $165 million and a fair value of $188 million at the date of the transactions. The Company recognized $1 million in pre-tax realized gains before transfer to IMR.

In 2014, JHUSA acquired certain bonds from an affiliate, JHLH. These bonds had a book value of $69 million and a fair value of $72 million at the date of the transaction.

In 2013, JHUSA sold certain bonds to an affiliate, Manulife International Limited. These bonds had a book value of $397 million and a fair value of $454 million at the date of the transaction. The Company recognized $57 million in pre-tax realized gains before transfer to IMR.

In 2013, JHUSA sold certain bonds to an affiliate, JHRECO. These bonds had a book value of $184 million and a fair value of $181 million at the date of the transaction. The Company recognized $3 million in pre-tax realized losses before transfer to IMR.

In 2013, JHUSA sold certain and acquired certain bonds from an affiliate, MLI (Bermuda Branch). The bonds had a net book value of $338 million and a fair value of $372 million at the date of the transaction. The Company recognized $27 million in pre-tax realized gains before transfer to IMR.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Preferred and Common Stocks

Unrealized gains and losses on investments in preferred and common stocks are reported directly in unassigned surplus and do not affect operations. The gross unrealized gains and losses on, and the cost and fair values of, those investments are summarized as follows:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2014:
Preferred stocks:
Nonaffiliated	$29	$18	$(1)	$46
Affiliates	3	-	(3)	-
Common stocks:
Nonaffiliated	420	71	(14)	477
Affiliates*	971	1,947	(7)	2,911

Total stocks	$1,423	$2,036	$(25)	$3,434

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2013:
Preferred stocks:
Nonaffiliated	$35	$17	$(2)	$50
Affiliates	3	-	(3)	-
Common stocks:
Nonaffiliated	290	60	(7)	343
Affiliates*	952	1,922	(8)	2,866

Total stocks	$1,280	$1,999	$(20)	$3,259

*	Affiliates — fair value represents the carrying value

At December 31, 2014 and 2013, there were 134 and 110 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $3 million and $3 million at December 31, 2014 and 2013, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2014, 2013 and 2012, realized capital losses include $2 million, $5 million, $5 million and related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 33, 69, and 124 securities, respectively. These are primarily made up of impairments on public and private common stocks.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Mortgage Loans on Real Estate

At December 31, 2014 and 2013, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2014:
Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$2,136	East North Central	$1,394
Industrial	920	East South Central	83
Office buildings	3,347	Middle Atlantic	1,997
Retail	3,209	Mountain	511
Agricultural	405	New England	682
Agribusiness	516	Pacific	3,310
Mixed use	22	South Atlantic	2,459
Other	974	West North Central	468
Allowance	(10)	West South Central	533
		Canada / Other	92
		Allowance	(10)

Total mortgage loans on real estate	$11,519	Total mortgage loans on real estate	$11,519

December 31, 2013:
Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$2,001	East North Central	$1,396
Industrial	997	East South Central	142
Office buildings	3,914	Middle Atlantic	2,148
Retail	3,261	Mountain	530
Agricultural	441	New England	844
Agribusiness	666	Pacific	3,704
Mixed use	21	South Atlantic	2,422
Other	930	West North Central	391
Allowance	(10)	West South Central	553
		Canada / Other	101
		Allowance	(10)

Total mortgage loans on real estate	$12,221	Total mortgage loans on real estate	$12,221

The aggregate mortgages outstanding to any one borrower do not exceed $240 million.

During 2014, the respective maximum and minimum lending rates for mortgage loans issued were 4.64% and 2.18% for agricultural loans and 5.40% and 3.62% for commercial loans. The Company issued no purchase money mortgages in 2014 and 2013. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed, or purchase money mortgages does not exceed 75%. Impaired mortgage loans without an allowance for credit losses were $0 million, $0 million, and $0 million at December 31, 2014, 2013 and 2012, respectively. The average recorded investment in impaired loans was $41 million, $60 million, and $90 million at December 31, 2014, 2013 and 2012, respectively. The Company recognized $3 million, $0 million, and $5 million of interest income during the period the loans were impaired for the years ended December 31, 2014, 2013 and 2012, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The following table provides a reconciliation of the beginning and ending balances for allowance for losses for the periods indicated.

	2014	2013	2012

	(in millions)
Balance at beginning of year	$10	$19	$36
Additions, net	10	13	20
Recoveries of amounts previously charged off	(10)	(22)	(37)

Balance at end of year	$10	$10	$19

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2014	2013

	(in millions)
AAA	$436	$357
AA	1,594	1,470
A	4,141	3,965
BBB	4,979	5,896
BB	267	403
B and lower and unrated	102	130

Total	$11,519	$12,221

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
	2014	2013

	(in millions)
Properties occupied by the company	$374	$ 372
Properties held for the production of income	5,764	5,658
Properties held for sale	-	185
Less accumulated depreciation	(635)	(606)

Total	$5,503	$ 5,609

The Company recorded $0 million, $0 million, and $3 million of impairments on real estate investments during the years ended December 31, 2014, 2013 and 2012, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

In 2014, JHUSA acquired real estate from an affiliate, JHNY. The real estate had a book value of approximately $32 million and was recorded at fair value of approximately $33 million at the date of the transaction.

On December 12, 2014, the Company announced it entered into an arrangement with Allianz to co-invest up to $1 billion in the U.S. real estate market. As part of this arrangement, the Company sold 100% of certain real estate holding to an unaffiliated joint venture limited partnership (“LP”) in return for cash and a 20% equity interest in the LP. These properties have a book value of $343 million and fair value of $545 million, which resulted in a gain to operations of $161 million (after 20% deferral of realized gain). Going forward, the Company will provide the LP with property management services and through a wholly-owned subsidiary will provide the LP with asset management services.

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2014 and 2013.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $3 million, $0 million, and $3 million of impairments on partnerships and limited liability companies during the years ended December 31, 2014, 2013 and 2012, respectively. A periodic review of projected discounted cash flows was performed and the analysis provided evidence of the resulting impairments.

Other

The subprime lending sector, also referred to as B-paper, near-prime, or second chance lending, is the sector of the mortgage lending industry which lends to borrowers who do not qualify for prime market interest rates because of poor or insufficient credit history.

For purposes of this disclosure, subprime exposure is defined as the potential for financial loss through direct investment, indirect investment, or underwriting risk associated with risk from the subprime lending sector. For purposes of this note, subprime exposure is not limited solely to the risk associated with holding direct mortgage loans, but also includes any indirect risk through investments in asset-backed or structured securities, hedge funds, common stock, subsidiaries and affiliates, and insurance product issuance.

Although it can be difficult to determine the indirect risk exposures, it should be noted that not only does it include expected losses, it also includes the potential for losses that could occur due to significantly depressed fair value of the related assets in an illiquid market.

The Company had no direct exposure through investments in subprime mortgage loans as of December 31, 2014 or 2013.

Management considers several factors when classifying a structured finance or residential mortgage-backed security holding as “subprime” or placing a security in the highest risk category. These factors include the transaction’s weighted average FICO or credit score, loan-to-value ratio (LTV), geographic composition, lien position, loan purpose, and loan documentation.

The Company has entered into certain repurchase agreements with an aggregate carrying value of $0 million and $0 million as of December 31, 2014 and 2013, respectively. For such agreements, the Company agrees to a specified term, price, and interest rate through the date of the repurchase.

The Company’s practice is to require a minimum of 102% of the fair value of securities loaned under securities lending agreements to be maintained as non-cash collateral. Positions are marked to market and adjusted on a daily basis to ensure the 102% margin requirement is maintained. Any cash collateral received is not re-invested nor is a rebate paid to the lending counterparty. There were no securities on loan as of December 31, 2014 and 2013.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	Years Ended December 31,
	2014	2013	2012

	(in millions)
Income:
Bonds	$2,378	$2,577	$2,406
Preferred stocks	2	-	-
Common stocks	76	4	4
Mortgage loans on real estate	738	730	776
Real estate	669	605	537
Policy loans	287	283	290
Cash, cash equivalents and short-term investments	7	5	6
Other invested assets	464	620	548
Derivatives	452	464	346
Other income	23	25	23

Total investment income	5,096	5,313	4,936
Expenses
Investment expenses	(516)	(493)	(472)
Investment taxes, licenses and fees, excluding federal income taxes	(85)	(83)	(68)
Investment interest expense	(91)	(97)	(103)
Depreciation on real estate and other invested assets	(107)	(89)	(72)

Total investment expenses	(799)	(762)	(715)

Net investment income	$4,297	$4,551	$4,221

Realized capital losses and amounts transferred to the IMR are as follows:

	Years Ended December 31,
	2014	2013	2012

	(in millions)
Realized capital gains (losses)	$431	$(1,701)	$(591)
Less amount transferred to the IMR (net of related tax benefit (expense) of $(66) in 2014, $(8) in 2013, and $334 in 2012)	123	(16)	621

Realized capital gains (losses) before tax	308	(1,685)	(1,212)
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	382	108	354

Net realized capital gains (losses)	$(74)	$(1,793)	$(1,566)

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps, forward and futures agreements, floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, credit and equity market prices.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Over-the-counter (“OTC”) swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Cleared interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price. Interest rate treasury lock contracts are customized agreements securing current interest rates on Treasury securities for payment on a future date.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements, cleared interest rate swap agreements, pre-payable interest rate swap agreements, and interest rate treasury locks as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective hedge accounting relationships. These derivatives hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products.

The Company also uses interest rate swap agreements in effective hedge accounting relationships designed to hedge the variable cash flows associated with payments that it will receive on certain floating rate bonds.

In addition, the Company uses interest rate swap agreements in effective hedge accounting relationships to hedge the risk of changes in fair value of fixed rate assets and liabilities arising from changes in benchmark interest rates.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in other hedging relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in effective hedge accounting relationships and other hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The Company also purchases interest rate floors primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate floors in other hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps, foreign currency forwards, and foreign currency futures are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in effective hedge accounting relationships and other hedging relationships.

Foreign currency futures are contractual obligations to buy or sell a foreign currency on a predetermined future date at a specified price. These contracts are standardized contracts traded on an exchange. The Company utilizes foreign exchange futures in other hedging relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in effective hedge accounting relationships and other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options that are exchange-traded in other hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Credit Contracts. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

Replication Synthetic Assets. Replication synthetic asset transactions (“RSATs”) are derivative transactions made in combination with a cash instrument in order to reproduce the investment characteristic of an otherwise permissible investment. The Company uses interest rate swaps and credit default swaps in these transactions when direct investments are either too expensive to acquire or otherwise unavailable in the market. Such derivatives can only be RSATs and not hedging vehicles.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships, and RSATs:

		December 31, 2014
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$5,461	$-	$1	$496	$641
	Foreign currency swaps	169	1	29	-	62

Cash flow hedges	Interest rate swaps	12,053	-	-	1,543	263
	Foreign currency swaps	1,640	29	15	266	261
	Foreign currency forwards	102	-	-	-	4
	Equity total return swaps	27	-	-	6	-

Total Derivatives in Effective Hedge Accounting Relationships		$19,452	$30	$45	$2,311	$1,231

Other Hedging Relationships
	Interest rate swaps	$128,704	$9,059	$5,154	$9,059	$5,154
	Interest rate treasury locks	6,323	938	-	938	-
	Interest rate options	3,362	93	-	93	-
	Interest rate futures	3,697	-	-	-	-
	Foreign currency swaps	978	43	30	43	30
	Foreign currency forwards	43	4	-	4	-
	Foreign currency futures	1,775	-	-	-	-
	Equity total return swaps	31	11	-	11	-
	Equity options	3,940	277	-	277	-
	Equity index futures	8,323	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$157,176	$10,425	$5,184	$10,425	$5,184

Replication Synthetic Asset Transactions
	Interest rate swaps	$1,040	$-	$-	$61	$-
	Credit default swaps	315	3	-	6	-

Total Derivatives in Replication Synthetic Asset Transactions		$1,355	$3	$-	$67	$-

Total Derivatives		$177,983	$10,458	$5,229	$12,803	$6,415

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

		December 31, 2013
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$7,847	$-	$1	$416	$528
	Foreign currency swaps	184	-	49	-	85

Cash flow hedges	Interest rate swaps	14,439	-	-	910	670
	Foreign currency swaps	1,666	51	93	52	121
	Foreign currency forwards	125	-	-	-	1
	Equity total return swaps	29	-	-	15	-

Total Derivatives in Effective Hedge Accounting Relationships		$24,290	$51	$143	$1,393	$1,405

Other Hedging Relationships
	Interest rate swaps	$106,050	$5,299	$3,436	$5,299	$3,436
	Interest rate treasury locks	5,425	-	385	-	385
	Interest rate options	2,683	21	-	21	-
	Interest rate futures	2,687	-	-	-	-
	Foreign currency swaps	1,274	65	82	65	82
	Foreign currency forwards	11	-	-	-	-
	Foreign currency futures	968	-	-	-	-
	Equity total return swaps	31	21	-	21	-
	Equity options	3,228	248	-	248	-
	Equity index futures	4,465	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$126,822	$5,654	$3,903	$5,654	$3,903

Replication Synthetic Asset Transactions
	Interest rate swaps	$-	$-	$-	$-	$-
	Credit default swaps	315	4	-	8	-

Total Derivatives in Replication Synthetic Asset Transactions		$315	$4	$-	$8	$-

Total Derivatives		$151,427	$5,709	$4,046	$7,055	$5,308

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2014, 2013 and 2012, respectively, the Company recorded unrealized gains of $1,215 million, $168 million, and $750 million, respectively, related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps and currency forwards to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

Cash Flow Hedges. The Company uses interest rate swaps and interest rate treasury locks to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

In 2012, the Company de-designated $1.6 billion (notional principal) of forward-starting interest rate swaps for the life insurance business. The de-designation of these interest rate swaps resulted in an increase to unassigned surplus of $288 million, net of tax, as of December 31, 2012.

In 2014, the Company concluded that a portion of the hedged transactions for its long-term care business and life insurance business were probable not to occur resulting in the de-designation of $2.7 billion (notional principal) of forward-starting interest rate swaps. The de-designation of these interest rate swaps resulted in an increase to unrealized capital gains (losses) of $445 million, net of tax. In addition as part of our affiliate reinsurance agreement with JHRECO, we were required as part of the net investment income component of the treaty settlement calculation to cede $440 million, net of tax, and therefore the overall impact of this transaction was not material to capital and surplus.

For the year ended December 31, 2014, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 32 years.

Derivatives Not Designated as Hedging Instruments in Effective Hedge Accounting or RSAT Relationships. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, and interest rate futures contracts to manage interest rate risk, total return swap agreements to manage equity risk, and CDS to manage credit risk. The Company also uses interest rate treasury locks and interest rate floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), equity index options, and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity and currency futures, as well as equity index options. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

The Company uses foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

For the years ended December 31, 2014, 2013 and 2012 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
	2014	2013	2012

	(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$2,043	$(2,530)	$512
Interest rate treasury locks	1,323	(385)	-
Interest rate options	67	(46)	(8)
Foreign currency swaps	(5)	(9)	(12)
Foreign currency forwards	4	(1)	2
Equity total return swaps	-	-	-
Equity options	(23)	(39)	-
Credit default swaps	-	-	1

Total net unrealized capital gain (loss)	$3,409	$(3,010)	$495

Net realized capital gain (loss):
Interest rate swaps	$(178)	$164	$157
Interest rate treasury locks	157	-	-
Interest rate options	-	-	-
Interest rate futures	(141)	78	(48)
Foreign currency swaps	18	(10)	(8)
Foreign currency forwards	1	5	(12)
Foreign currency futures	165	74	-
Equity total return swaps	24	5	(4)
Equity options	5	3	-
Equity index futures	(692)	(1,892)	(1,474)
Credit default swaps	-	-	(2)
Commodity futures	-	-	-

Total net realized capital gain (loss)	$(641)	$(1,573)	$(1,391)

Total gain (loss) from derivatives in other hedging relationships	$2,768	$(4,583)	$(896)

The Company also deferred net realized gains (losses) of ($192) million, $146 million, and $156 million (including ($174) million of losses, $148 million, and $157 million of gains for derivatives in other hedging relationships, respectively) related to interest rates for the years ended December 31, 2014, 2013 and 2012, respectively. Deferred net realized gains and losses are reported in IMR and amortized over the remaining period to expiration date.

Credit Default Swaps

The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The following table provides details of the CDS protection sold by type of contract and external agency rating for the underlying reference security, as of December 31, 2014 and 2013, respectively.

	December 31, 2014			December 31, 2013

	Notional Amount[2]	Fair Value	Weighted average maturity (in years)[3]	Notional Amount[2]	Fair Value	Weighted average maturity (in years)[3]

	(in millions)
Single name CDS[1]
Corporate debt
AAA	$35	$1	2	$35	$1	3
AA	95	2	2	95	3	3
A	185	3	2	185	4	3
BBB	-	-		-	-	-

Total CDS protection sold	$315	$6		$315	$8

[1]

The rating agency designations are based on S&P where available followed by Moody’s, Dominion Bond Rating Services (DBRS), and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

[2]

Notional amount represents the maximum future payments the Company would have to pay its counterparties assuming a default of the underlying credit and zero recovery on the underlying issuer obligation.

[3]	The weighted average maturity of the CDS is weighted based on notional amounts.

The Company holds no purchased credit protection at December 31, 2014 and 2013. The average credit rating of the counterparties guaranteeing the underlying credits is A+ and the weighted average maturity is 3 years.

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2014 and 2013, the Company accepted collateral consisting of cash of $2,939 million and $640 million, and various securities with a fair value of $3,895 million and $2,155 million, respectively, which is held in separate custodial accounts. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements and credit default swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Transactions with Affiliates

The Company has entered into two currency swap agreements with JHFC which are recorded at fair value. JHFC utilizes the currency swaps to hedge currency exposure on foreign currency financial instruments. The Company has also entered into two currency agreements with external counterparties which offset the currency swap agreements with JHFC. As of December 31, 2014 and 2013, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $238 million and $19 million, respectively.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition — This category includes assets and liabilities measured at fair value. Financial instruments in this category include bonds and preferred stocks carried at the lower of cost or fair value due to their SVO quality rating, common stocks, derivatives, and separate account assets.

•	Other Financial Instruments Not Reported at Fair Value After Initial Recognition — This category includes assets and liabilities which do not require the additional disclosures as follows:

Bonds — For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate — The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell.

Cash, Cash Equivalents and Short-Term Investments — The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans — These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves — Policy reserves consists of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries Funds — Includes term certain contracts, funding agreements, supplementary contracts without life contingencies and those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair values associated with the term certain contracts, funding agreements and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. For those balances that can be withdrawn by the policyholder at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the policyholder as of the reporting date, which is generally the carrying value.

Consumer Notes — The fair value of consumer notes is determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 — Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Active markets are defined as having the following characteristics for the measured asset/liability; (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads, and (v) most information is publicly available. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 — Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Certain of the Company’s separate account assets and derivative assets and liabilities are included within Level 2. A description of valuation techniques used to measure the fair value of derivatives is described below.

•

Level 3 — Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include impaired bonds and less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency. The valuation techniques used to measure the fair value of derivative assets and separate account investments in timber and agriculture are included in Level 3 as described below.

Determination of Fair Value

The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties that is other than in a forced or liquidation sale. The fair value of a liability is the amount at which that liability could be incurred or settled in a current transaction between willing parties that is other than in a forced or liquidation sale.

Fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a non-unitized fund, the fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts primarily include: investments in mutual funds, bonds, common stock, short-term investments, real estate, and cash and cash equivalents. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

Separate account assets classified as Level 3 consist primarily of fixed maturity and equity investments in private companies, which own timber and agriculture and carry them at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

	December 31, 2014
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$-	$-	$-	$-	$-
Loan-backed and structured securities	39	39	-	18	21

Total bonds with NAIC 6 rating	39	39	-	18	21
Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-
Common stocks:
Industrial and misc	477	477	379	-	98

Total common stocks	477	477	379	-	98
Derivatives:
Interest rate swaps	9,059	9,059	-	9,058	1
Interest rate treasury locks	938	938	-	168	770
Interest rate options	93	93	-	-	93
Interest rate futures	-	-	-	-	-
Foreign currency swaps	43	43	-	43	-
Foreign currency forwards	4	4	-	4	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	11	11	-	-	11
Equity options	277	277	-	61	216
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	10,425	10,425	-	9,334	1,091
Assets held in separate accounts	140,164	140,164	134,070	3,756	2,338

Total assets	$151,105	$151,105	$134,449	$13,108	$3,548

Liabilities:
Derivatives:
Interest rate swaps	$5,154	$5,154	$-	$5,113	$41
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	30	30	-	30	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	5,184	5,184	-	5,143	41
Liabilities held in separate accounts	140,164	140,164	134,070	3,756	2,338

Total liabilities	$145,348	$145,348	$134,070	$8,899	$2,379

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

	December 31, 2013
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$26	$26	$-	$-	$26
Loan-backed and structured securities	34	34	-	-	34

Total bonds with NAIC 6 rating	60	60	-	-	60
Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-
Common stocks:
Industrial and misc	343	343	257	-	86

Total common stocks	343	343	257	-	86
Derivatives:
Interest rate swaps	5,299	5,299	-	5,292	7
Interest rate treasury locks	-	-	-	-	-
Interest rate options	21	21	-	-	21
Interest rate futures	-	-	-	-	-
Foreign currency swaps	65	65	-	65	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	21	21	-	-	21
Equity options	248	248	-	26	222
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	5,654	5,654	-	5,383	271
Assets held in separate accounts	142,766	142,766	136,707	3,838	2,221

Total assets	$148,823	$148,823	$136,964	$9,221	$2,638

Liabilities:
Derivatives:
Interest rate swaps	$3,436	$3,436	$-	$3,436	$-
Interest rate treasury locks	385	385	-	-	385
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	82	82	-	82	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	3,903	3,903	-	3,518	385
Liabilities held in separate accounts	142,766	142,766	136,707	3,838	2,221

Total liabilities	$146,669	$146,669	$136,707	$7,356	$2,606

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2014
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$49,187	$52,644	$-	$48,392	$4,252
Preferred stocks	26	46	-	-	46
Mortgage loans on real estate	11,519	12,785	-	-	12,785
Cash, cash equivalents and short term investments	7,702	7,702	4,407	3,295	-
Policy loans	5,039	5,039	-	5,039	-
Derivatives in effective hedge accounting and RSAT relationships	33	2,378	-	2,372	6

Total assets	$73,506	$80,594	$4,407	$59,098	$17,089

Liabilities:
Consumer notes	$411	$454	$-	$-	$454
Borrowed money	290	290	-	290	-
Policy reserves	1,661	1,648	-	-	1,648
Policyholders’ and beneficiaries funds	3,901	4,352	-	1,457	2,895
Derivatives in effective hedge accounting and RSAT relationships	45	1,231	-	964	267

Total liabilities	$6,308	$7,975	$-	$2,711	$5,264

	December 31, 2013
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$47,888	$47,682	$-	$44,154	$3,528
Preferred stocks	33	50	-	-	50
Mortgage loans on real estate	12,221	13,337	-	-	13,337
Cash, cash equivalents and short term investments	4,749	4,749	1,895	2,854	-
Policy loans	5,189	5,189	-	5,189	-
Derivatives in effective hedge accounting and RSAT relationships	55	1,401	-	1,386	15

Total assets	$70,135	$72,408	$1,895	$53,583	$16,930

Liabilities:
Consumer notes	$644	$685	$-	$-	$685
Borrowed money	290	290	-	290	-
Policy reserves	1,740	1,739	-	-	1,739
Policyholders’ and beneficiaries funds	3,997	4,227	-	1,263	2,964
Derivatives in effective hedge accounting and RSAT relationships	143	1,405	-	1,386	19

Total liabilities	$6,814	$8,346	$-	$2,939	$5,407

(1)	Bonds are carried at amortized cost unless they have NAIC designation rating of 6. Fair value of bonds exclude leveraged leases of $ 2,268 million and $ 2,285 million at December 31, 2014 and 2013, respectively. The Company calculates the carrying value by accruing income at its expected internal rate of return.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the years ended December 31, 2014 and 2013, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the years ended December 31, 2014 and 2013.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2014, 2013 and 2012, are summarized as follows:

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2014	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2014

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$26	$-	$(3)	$-	$-	$-	$-	$-	$-	$(23)	$-
Impaired mortgage-backed and asset-backed securities	34	-	1	-	-	-	-	-	11	(25)	21

Total bonds with NAIC 6 rating	60	-	(2)	-	-	-	-	-	11	(48)	21
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	86	-	(1)	-	14	-	(1)	-	-	-	98

Total common stocks	86	-	(1)	-	14	-	(1)	-	-	-	98
Net derivatives	(114)	26	1,088	-	72	-	(25)	-	41	(38)	1,050
Separate account assets/liabilities	2,221	162	-	-	68	-	(270)	-	163	(6)	2,338

Total	$2,253	$188	$1,085	$-	$154	$-	$(296)	$-	$215	$(92)	$3,507

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

		Net realized/ unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2013	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2013

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$12	$(2)	$-	$-	$-	$-	$-	$-	$23	$(7)	$26
Impaired mortgage-backed and asset-backed securities	53	(37)	39	-	-	-	(23)	(5)	16	(9)	34

Total bonds with NAIC 6 rating	65	(39)	39	-	-	-	(23)	(5)	39	(16)	60
Preferred stocks:
Industrial and misc	4	-	-	-	-	-	-	-	-	(4)	-

Total preferred stocks	4	-	-	-	-	-	-	-	-	(4)	-
Common stocks:
Industrial and misc	44	-	(2)	-	58	-	(18)	-	4	-	86

Total common stocks	44	-	(2)	-	58	-	(18)	-	4	-	86
Net derivatives	58	6	(459)	-	287	-	(7)	-	-	1	(114)
Separate account assets/liabilities	2,223	160	-	-	31	-	(195)	-	3	(1)	2,221

Total	$2,394	$127	$(422)	$-	$376	$-	$(243)	$(5)	$46	$(20)	$2,253

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

		Net realized/ unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2012	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2012

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$44	$(4)	$4	$-	$-	$-	$-	$(44)	$12	$-	$12
Impaired mortgage-backed and asset-backed securities	34	(44)	45	-	-	-	(6)	-	47	(23)	53

Total bonds with NAIC 6 rating	78	(48)	49	-	-	-	(6)	(44)	59	(23)	65
Preferred stocks:
Industrial and misc	4	-	-	-	-	-	(1)	-	1	-	4

Total preferred stocks	4	-	-	-	-	-	(1)	-	1	-	4
Common stocks:
Industrial and misc	71	55	(28)	-	-	-	(54)	-	-	-	44

Total common stocks	71	55	(28)	-	-	-	(54)	-	-	-	44
Net derivatives	21	(1)	(8)	-	44	-	-	-	-	2	58
Separate account assets/liabilities	2,152	100	-	-	112	-	(141)	-	-	-	2,223

Total	$2,326	$106	$13	$-	$156	$-	$(202)	$(44)	$60	$(21)	$2,394

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.
(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.
(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the reporting period.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2014	2013	2012

	(in millions)
Premiums earned
Direct	$19,525	$20,311	$21,716
Assumed	792	1,062	942
Ceded	(7,579)	(8,491)	(15,104)

Net	$12,738	$12,882	$7,554

Benefits to policyholders ceded	$18,500	$17,988	$18,235

Reserve amounts ceded to reinsurers not authorized in the State of Michigan are mostly covered by letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2014, any material recoveries were secured by letters of credit or assets placed in trust by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2014, there was no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected.

As of December 31, 2014, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $898 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with JHNY:

	Years ended December 31,
	2014	2013	2012

	(in millions)
Premiums ceded, net	$192	$216	$208
Benefits ceded, net	394	483	428
Funds held by or deposited with reinsured companies	1,952	1,978	2,018
Other reinsurance receivable	86	124	109
Other amounts payable on reinsurance	10	15	5

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred to JHNY from the Company. The transfer included participating traditional life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The NY business related to participating traditional life insurance policies was transferred from JHUSA to JHNY under a coinsurance agreement and was immediately retroceded back to JHUSA using a coinsurance funds withheld agreement. JHNY retained the invested assets supporting this block of business. The NY business related to variable universal life was reinsured through coinsurance and modified coinsurance. The NY business related to universal life was transferred from the Company to JHNY under coinsurance agreements.

The NY business related to a majority of the fixed deferred annuity business was transferred from the Company to JHNY under an assumption reinsurance agreement. The NY business related to variable annuities and some participating pension contracts where assets were held in separate accounts were reinsured through modified coinsurance. The NY business related to fixed deferred and immediate annuities and participating pension contracts was transferred from the Company to JHNY under a coinsurance agreement.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHRECO:

	Years ended December 31,
	2014	2013	2012

	(in millions)
Premiums ceded	$546	$570	$573
Benefits ceded	759	730	691
Other amounts payable on reinsurance	58	45	30
Funds withheld from unauthorized reinsurers	7,409	5,425	5,600

The Company reinsures certain portions of its long-term care insurance business with JHRECO through coinsurance funds withheld transactions. Under reinsurance treaties covering life insurance business, the Company cedes to JHRECO on a coinsurance funds withheld basis to the death benefits from the no-lapse guarantee on a small block of policies. The Company also reinsures a portion of the risk related to certain annuity policies and during 2013 a small number of these policies were recaptured for administration purposes. This recapture did not have a material impact on the Company’s results of operations. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company.

The Company’s total settlement amount was $489 million, $55 million, and $82 million for the years ended December 31, 2014, 2013 and 2012, respectively, and the settlement calculation consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”):

	Years ended December 31,
	2014	2013	2012

	(in millions)
Premiums ceded	$4,599	$5,128	$6,218
Benefits ceded	14,303	13,966	13,649
Other reinsurance receivable	40	398	44
Other amounts payable on reinsurance	837	55	112
Funds withheld from unauthorized reinsurers	1,251	1,256	1,507

The Company reinsures 87% of certain group annuity contracts in-force with MRBL. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument.

The Company reinsures 90% of a significant block of variable annuity contracts in-force with MRBL. All substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Statements of Operations. The Company paid / (received) from MRBL $1,907 million, ($1,174) million, and $259 million for the years ended December 31, 2014, 2013 and 2012, respectively, and the settlement consisted primarily of ceded investment income related to non-qualifying hedging strategies and changes in the modified coinsurance and coinsurance reserves.

The Company reinsures 90% of the non-reinsured risk of the JHLICO closed block. The reinsurance agreement is written on a modified coinsurance basis where the related financial assets remain invested with the Company. As the reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, it was classified as structured reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Statements of Operations.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance Limited (“MRL”):

	Years ended December 31,
	2014	2013	2012

	(in millions)
Premiums ceded	$338	$536	$618
Benefits ceded	298	338	362
Other reinsurance receivable	82	18	31
Other amounts payable on reinsurance	-	-	19
Funds withheld from unauthorized reinsurers	213	-	-

The Company entered into a coinsurance/modified coinsurance agreement with an affiliate, Manulife Reinsurance Limited (“MRL”), to reinsure 90% of all risks not already reinsured to third parties on various universal life contracts effective December 15, 2000. Subsequent amendments added further UL and some term contracts. The Company amended the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

agreement during 2014 to simplify treaty administration and to modify the structure of the treaty to a modified coinsurance funds withheld structure.

On July 31, 2013, MFC signed an agreement to sell its life insurance business in Taiwan to CTBC Life Insurance Company (CTBC Life). Under the agreement, CTBC Life will assume all of the life insurance business related obligations. In connection with this transaction, on December 31, 2013, the Company paid $111 million in fees to an affiliate, Manufacturers Life Reinsurance Limited for the recapture of certain traditional life business reserves and net liabilities of $42 million, which resulted in a pre-tax loss of $69 million.

Non-Affiliated Reinsurance

The Company entered into a coinsurance agreement with Reinsurance Group of America (“RGA”) to reinsure 90% of its fixed deferred annuity business with an effective date of April 1, 2012. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets which included $387 million in cash and $5 billion in bonds and mortgage loans. Under the terms of the agreement, the Company will maintain responsibility for servicing of the policies and managing some of the assets. The transaction resulted in a charge to pre-tax income of $257 million, which included a ceding commission paid of $218 million and a decrease of $123 million to statutory surplus.

On September 30, 2012, the Company entered into a transaction with Commonwealth Annuity and Life Insurance Company (“CWA”), in which CWA recaptured a block of universal life policies, with an effective date of July 1, 2012. The transaction included the transfer to CWA of $378 million in actuarial liabilities and $309 million of cash and policy loans. The transaction resulted in a gain to pre-tax income of $60 million which included a ceding commission received of $57 million and an increase of $33 million to statutory surplus.

On July 1, 2011, JHUSA entered into a sale of its Life Retrocession business by way of a coinsurance treaty with Pacific Life Insurance Company that resulted in the recognition of approximately $432 million deferred gain (net of deferred taxes) recorded to surplus. During 2013, JHUSA novated 95% of the underlying reinsurance agreements to Pacific Life Insurance Company. Based on this novation, the Company recorded a gain of $352 million to the Statements of Operations (pre-tax). In 2014, the Company completed the novation of the remaining 5% of the agreements and recorded $20 million to the Statements of Operations (pre-tax).

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) are as follows:

	December 31, 2014
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$4,300	$479	$4,779
(b) Statutory valuation allowance adjustments	50	-	50

(c) Adjusted gross deferred tax assets (a — b)	4,250	479	4,729
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c — d)	4,250	479	4,729
(f) Deferred tax liabilities	4,871	314	5,185

(g) Net admitted deferred tax asset / (net deferred tax liability) (e — f)	$(621)	$165	$(456)

	December 31, 2013
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$3,963	$606	$4,569
(b) Statutory valuation allowance adjustments	50	-	50

(c) Adjusted gross deferred tax assets (a — b)	3,913	606	4,519
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c — d)	3,913	606	4,519
(f) Deferred tax liabilities	4,311	412	4,723

(g) Net admitted deferred tax asset / (net deferred tax liability) (e — f)	$(398)	$194	$(204)

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$337	$(127)	$210
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a — b)	337	(127)	210
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c — d)	337	(127)	210
(f) Deferred tax liabilities	560	(98)	462

(g) Net admitted deferred tax asset / (net deferred tax liability) (e — f)	$(223)	$(29)	$(252)

The Company has recorded a valuation allowance against specific general business tax credit carryforwards of $50 million for the year ended December 31, 2014. These tax credits were generated by the legacy JHFC group and are subject to the separate return limitation rules. These credits will not expire until 2019, however due to restrictions on the utilization, management believes that it is more likely than not that the Company will not realize the benefit. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2014
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	521	276	797
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	1,197	276	1,473
2. Adjusted gross deferred tax assets allowed per limitation threshold.	521	276	797
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	3,729	203	3,932

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$4,250	$479	$4,729

	December 31, 2013
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	650	194	844
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	650	194	844
2. Adjusted gross deferred tax assets allowed per limitation threshold.	675	194	869
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	3,263	412	3,675

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$3,913	$606	$4,519

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	(129)	82	(47)
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	547	82	629
2. Adjusted gross deferred tax assets allowed per limitation threshold.	(154)	82	(72)
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	466	(209)	257

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$337	$(127)	$210

	2014	2013

	(in millions)
(a) Ratio percentage used to determine recovery period and threshold limitation amount	917%	860%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$5,315	$5,796

Impact of tax planning strategies is as follows:

	December 31, 2014
	(1)	(2)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$4,250	$479
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	32%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$4,250	$479
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	32%

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	December 31, 2013
	(3)	(4)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$3,913	$606
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	32%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$3,913	$606
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	75%

	Change
	(5)	(6)
	(Col 1 - 3)	(Col 2 - 4)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$337	$(127)
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$337	$(127)
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	(43%)

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2014	2013	Change

	(in millions)
1. Current income tax
(a) Federal	$(716)	$262	$(978)
(b) Foreign	-	-	-

(c) Subtotal	(716)	262	(978)
(d) Federal income tax on net capital gains	382	108	274
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-

(g) Federal and foreign income taxes incurred	$(334)	$370	$(704)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2014	2013	Change

	(in millions)
2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	1,034	883	151
(4) Investments	147	113	34
(5) Deferred acquisition costs	755	759	(4)
(6) Policyholder dividends accrual	111	112	(1)
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	54	64	(10)
(9) Pension accrual	-	-	-
(10) Receivables — nonadmitted	49	176	(127)
(11) Net operating loss carryforward	1,218	915	303
(12) Tax credit carry-forward	860	865	(5)
(13) Other (including items <5% of total ordinary tax assets)	72	76	(4)

(99) Subtotal	$4,300	$3,963	$337

(b) Statutory valuation allowance adjustment	50	50	-
(c) Nonadmitted	-	-	-

(d) Admitted ordinary deferred tax assets (2(a)(99) — 2(b) — 2(c))	$4,250	$3,913	$337

(e) Capital:
(1) Investments	$479	$606	$(127)
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-

(99) Subtotal	$479	$606	$(127)

(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-

(h) Admitted capital deferred tax assets (2(e)(99) — 2(f) — 2(g))	$479	$606	$(127)
(i) Admitted deferred tax assets (2(d)+2(h))	$4,729	$4,519	$210

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$4,202	$3,610	$592
(2) Fixed assets	-	-	-
(3) Deferred and uncollected premium	148	152	(4)
(4) Policyholder reserves	-	-	-
(5) Other (including items <5% of total ordinary tax liabilities)	521	549	(28)

(99) Subtotal	$4,871	$4,311	$560
(b) Capital:
(1) Investments	$276	$368	$(92)
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	38	44	(6)

(99) Subtotal	$314	$412	$(98)

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$5,185	$4,723	$462

4. Net deferred tax assets/liabilities (2(i) — 3(c))	$(456)	$(204)	$(252)

The change in net deferred income taxes is comprised of the following:

	December 31,
	2014	2013	Change

	(in millions)
Total deferred tax assets	$4,729	$4,519	$210
Total deferred tax liabilities	5,185	4,723	462

Net deferred tax assets (liabilities)	$(456)	$(204)	$(252)

Tax effect of unrealized gains and losses			(1,263)
Tax effect of unrealized foreign exchange gains (losses)			38

Change in net deferred income taxes			$973

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 35% to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2014	2013	2012

	(in millions)
Ordinary provisions computed at statutory rate	$(1,087)	$1,775	$362
Net realized capital gains (losses) before IMR at statutory rate	151	(595)	(207)
Change in nonadmitted assets	-	-	-
Reinsurance	(91)	(206)	(142)
Valuation allowance	-	50	-
Tax-exempt income	(16)	(2)	(21)
Nondeductible expenses	1	7	3
Foreign tax expense gross up	9	8	9
Amortization of IMR	(62)	(64)	(63)
Tax recorded in surplus	15	(18)	(25)
Dividend received deduction	(129)	(102)	(106)
Investment in subsidiaries	(32)	(35)	(34)
Prior year adjustment	(23)	16	(53)
Tax credits	(52)	(61)	(73)
Change in tax reserve	11	(55)	(119)
Pension	-	-	-
Other	(2)	(1)	-

Total	$(1,307)	$717	$(469)

Federal and foreign income taxes incurred	$(716)	$262	$(752)
Capital gains tax	382	108	354
Change in net deferred income taxes	(973)	347	(71)

Total statutory income tax expense (benefit)	$(1,307)	$717	$(469)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

As of December 31, 2014, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount

	(in millons)
Net operating losses	2008	2023	$1,594
	2009	2024	259
	2010	2025	63
	2013	2028	1,080
	2014	2029	484

			$3,480

Affordable housing tax credits	2001	2021	$-
	2002	2022	26
	2003	2023	49
	2004	2024	56
	2005	2025	59
	2006	2026	55
	2007	2027	64
	2008	2028	60
	2009	2029	40
	2010	2030	52
	2011	2031	53
	2012	2032	46
	2013	2033	37
	2014	2034	26

			$623

Foreign tax credits	2002	2012	$6
	2003	2013	9
	2004	2014	13
	2005	2015	5
	2006	2016	9
	2007	2017	27
	2008	2018	18
	2009	2019	11
	2010	2020	9
	2011	2021	28
	2012	2022	28
	2013	2023	27
	2014	2024	23

			$213

Alternative minimum tax credits	2002		$2
	2006		7

			$9

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

Rehabilitation credits	2003	2023	$4
	2006	2026	1

			$5

Other credits	2005	2025	$1
	2007	2027	1
	2008	2028	1
	2009	2029	1
	2010	2030	2
	2011	2031	2
	2013	2033	2

			$10

There are no federal income taxes incurred available for recoupment in the event of future net losses for 2014, 2013 and 2012 respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Real Estate Finance Inc.
Hancock Forest Management Inc.	John Hancock Realty Advisors Inc.
Hancock Natural Resource Group Inc.	John Hancock Realty Mgt. Inc.
Hancock Venture Partners Inc.	John Hancock Signature Services Inc.
Hancock Venture Partners Inc. Russia	John Hancock Timber Resource Corp.
HVP-Special Purpose Sub I Inc.	Manulife Reinsurance (Bermuda) Limited
HVP-Special Purpose Sub II Inc.	Manulife Reinsurance Limited
JH Networking Insurance Agency Inc.	Manulife Service Corporation
JHFS One Corp.	MCC Asset Management Inc.
John Hancock Assignment Company	PT Timber Inc.
John Hancock Capital Growth Management Inc.	Signator Insurance Agency Inc.
John Hancock Energy Resources Mgt. Inc.	Signator Investors Inc.
John Hancock Financial Network Inc.	Signator Financial Services Inc.
John Hancock Financial Corporation	The Manufacturers Investment Corporation
John Hancock Insurance Agency Inc.	Transamerica Fund Distributors Inc.
John Hancock Leasing Corp.	Transamerica Fund Management Company
John Hancock Life Insurance Company of New York

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from (payable to) affiliates are $728 million and ($137) million at December 31, 2014 and 2013, respectively, and are included in current federal income taxes payable on the Balance Sheets.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the IRS. Effective for 2010, the Company’s common parent, JHFC, merged into Manulife Holdings (Delaware) LLC (“MHDLLC”) resulting in a new combined group. With respect to the legacy MHDLLC

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

consolidated return group, the IRS audit for tax years through 2009 have been closed. With respect to the legacy JHFC group, the IRS has completed its examinations of tax years 1997 through 2009. The IRS has issued statutory notices of deficiency relating to issues in years 1997 through 2004. JHFC filed a petition in U.S. Tax Court pertaining to leveraged leases to contest years 1997 to 2001 and the trial was completed in 2011 with final judgment entered on July 22, 2014. The IRS issued Revenue Agent Reports for tax years 2005 through 2009. Protests were filed with respect to disagreed issues. The IRS commenced its audit of tax years 2010 through 2013 in September 2014.

On August, 5, 2013, the U.S. Tax Court issued an opinion in the litigation between the Company and the IRS involving the tax treatment of certain leveraged lease investments. The Court’s opinion effectively ruled against the Company with respect to deductions claimed for tax years 1997 — 2001. The Company and the Internal Revenue Service are in the process of determining the impact of the decision on years subsequent to the years that were decided by the Court. The Company has made advance payments of tax and interest and is awaiting final IRS assessments. Although the Company is fully reserved for the taxes and interest that could be due, this decision may result in a decrease in the admissible book value of other deferred tax assets include in surplus in subsequent periods, absent consideration of further management actions.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2014	2013

	(in millions)
Balance at beginning of year	$2,715	$3,186
Additions based on tax positions related to the current year	49	150
Payments	(550)	(90)
Additions for tax positions of prior years	23	59
Reductions for tax positions of prior years	(235)	(590)

Balance at end of year	$2,002	$2,715

Included in the balances as of December 31, 2014 and 2013, respectively, are $154 million and $149 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2014 and 2013, are $1,848 million and $2,566 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Approximately $1,734 million and $2,281 million of such amounts at December 31, 2014 and 2013, respectively, represent deferred tax liability balances related to leveraged lease deductions taken in prior year tax returns that were considered in determining the amount of deferred tax assets that can be admitted by offsetting such amounts against deferred tax liabilities. Excluding the effect of interest and penalties, this will have no impact on the annual effective rate, but would accelerate the payment of taxes to an earlier period.

The Company’s liability for unrecognized tax benefits may decrease in the next twelve months pending the outcome of remaining issues associated with the 2002 through 2009 IRS audit. A reasonable estimate of the decrease cannot be determined at this time however, the Company believes that the ultimate resolution will not result in a material change to its financial statements.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $9 million of interest expense, and $11 million, and $24 million of interest benefit for the years ended December 31, 2014, 2013 and 2012, respectively. The Company had approximately $209 million and $404 million accrued for interest as of December 31, 2014 and 2013, respectively. The Company did not recognize any material amounts of penalties for the years ended December 31, 2014, 2013 and 2012.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Director. Dividends to the shareholder that may be paid without prior approval of the Director are limited by the laws of the State of Michigan. Such dividends are permissible if, together with

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

10. Capital and Surplus - (continued)

other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations excluding realized capital gains and (losses) for the 12 month period ending December 31 of the immediately preceding year. For the years ended December 31, 2014 and 2013, the Company paid a dividend to its parent company MIC of $500 million and $300 million, respectively. The company paid no dividends for the year ended December 31, 2012.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2014 and 2013, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level.

The Company has surplus notes described below in the amount of $991 million. The issuance of the surplus notes was approved by the insurance regulators with the following repayment conditions and restrictions: 1) interest payments may be made only with prior approval by the Insurance Department and 2) repayment of the principal due may be made only with the prior approval of the Insurance Department.

Surplus notes in the amount of $450 million were issued on February 25, 1994, for cash pursuant to Rule 144A under the Securities Act of 1933. 100% of the issued and outstanding surplus notes are represented by a global note registered in the name of a nominee of the Depository Trust Company. The interest rate is fixed at 7.375%, and interest is payable semi-annually. The notes mature on February 15, 2024. Interest expense was $33 million for years ended December 31, 2014, 2013 and 2012. Total interest paid through December 31, 2014 was $680 million.

Pursuant to a subordinated surplus note dated September 30, 2008, the Company issued two notes in the amount of $295 million and $110 million to an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”). The interest rate is fixed at 7% per annum and is payable semi-annually. The notes mature on March 31, 2033. The combined interest expense on the notes was $29 million for years ended December 31, 2014, 2013 and 2012. Total interest paid through December 31, 2014 was $173 million.

Pursuant to an amended and restated subordinated surplus note dated September 30, 2008, the Company borrowed $136 million from JHFC. Interest is calculated and reset quarterly at a fluctuating rate equal to 3-month LIBOR plus 130 basis points and is payable semi-annually. The note matures on December 15, 2016. Interest expense was $2 million, $2 million, and $2 million for the years ended December 31, 2014, 2013 and 2012, respectively. Total interest paid through December 31, 2014 was $11 million.

Under Michigan State liquidation statutes, the claims of the Depository Trust Company, JHIA, and JHFC (“the surplus noteholders”) come before those of the Company’s shareholders. There is no preferential treatment in claims between the surplus noteholders.

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Management fees relating to the agreement were $398 million, $443 million, and $481 million, respectively, for the years ended December 31, 2014, 2013 and 2012.

The Company has Administrative Service Agreements with its subsidiaries whereby the Company will be reimbursed for operating expenses incurred by the Company. Services provided under the agreement include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. The amounts earned under the agreements were $618 million, $328 million, and $266 million for the years ended December 31, 2014, 2013 and 2012, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions - (continued)

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and statements of operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

During 2014, 2013 and 2012, respectively, the Company received dividends of $43 million, $297 million, and $274 million from John Hancock Investment Management Services LLC, $90 million, $98 million, and $96 million from JHD, $0 million, $0 million, and $0 million from JHNY, and $72 million, $0 million, and $0 million from John Hancock Subsidiaries, LLC (JHS). These dividends are included in the Company’s net investment income.

During 2014, the Company made a capital contribution of $3 million to JHS in exchange for one share of its common stock.

The Company did not own any shares of the stock of its parent, MIC, or its ultimate parent, MFC at December 31, 2014 and 2013, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2014, 2013 and 2012, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. By acting as the banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on U.S. dollar funds will be reset daily to the one-month U.S. Dollar London Inter-Bank Bid Rate (“LIBID”) and interest payable on Canadian dollar funds is based off the one-month Canadian Dollar Offering Rate (“CDOR”) plus a spread.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions - (continued)

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,
	2014	2013

	(In millions)
The Manufacturers Investment Corporation	$105	$313
John Hancock Financial Corporation	274	36
Manulife Reinsurance Limited	186	7
Manulife Reinsurance (Bermuda) Ltd.	696	81
John Hancock Life & Health Insurance Company	142	249
John Hancock Life Insurance Company Vermont	39	16
John Hancock Reassurance Company, Ltd.	278	21
John Hancock Life Insurance Company New York	611	381
John Hancock Investment Management Services LLC	31	87
John Hancock Subsidiaries LLC	45	26
John Hancock Insurance Agency, Inc.	16	17
Essex Corporation	1	1
Hancock Venture Partners, Inc.	-	15
JH Signature Services Inc.	9	9
JH Partnership Holdings I, II LP	2	4
John Hancock Energy Resources Management, Inc.	4	4
John Hancock Real Estate Finance	1	1
John Hancock Realty Advisors	8	8
JH Advisors LLC	158	37
Manulife Asset Management LLC	75	39
Declaration Management and Research LLC	4	5
Hancock Capital Investment Management LLC	15	7
John Hancock RPS, LLC	14	35
The Berkeley Financial Group, LLC	4	4
Signator Insurance Agency, Inc.	18	-
JH Networking Insurance Agency, Inc.	4	-

Total	$2,740	$1,403

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was terminated effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

MFC fully and unconditionally guarantees payments from the guarantee periods of the accumulation phase for certain of the Company’s market value adjusted annuity contracts.

MFC fully and unconditionally guarantees JHLICO’s SignatureNotes. In December 2009, the entity that formerly issued these notes, JHLICO, ceased to exist and its property and obligations became the property and obligations of the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions - (continued)

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes.

The Company also enters into debt and reinsurance transactions with its affiliates. Please refer to the debt and reinsurance notes for further details.

12. Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $207 million, purchase other invested assets of $1,917 million, purchase real estate of $114 million, and issue agricultural and commercial mortgages of $175 million at December 31, 2014. If funded, loans related to real estate mortgages would be fully collateralized by related properties. Approximately 41% of these commitments expire in 2015 and the majority of the remainder expires by 2019.

There were no leasing arrangements that the Company entered into as lessee which could have a material financial effect.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases along with the associated sub-lease income are as follows:

	Non-cancelable Operating Leases	Sub-lease Income

	(in millions)
2015	$21	$4
2016	12	-
2017	9	-
2018	6	-
2019	5	-
Thereafter	354	-

Total	$407	$4

Other than the Company’s investment real estate, the Company does not have any material sub-lease income related to its office space. Leasing of investment real estate is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

On December 23, 2014, the Company entered into an agreement with New York Life under which John Hancock Retirement Plan Services, LLC, an indirect wholly owned subsidiary, will acquire New York Life’s Retirement Plan Services business. In addition, New York Life has agreed to assume, on a reinsurance basis, 60% of the Company’s in-force participating life insurance JHLICO closed block. Subject to the receipt of all necessary approvals and other customary closing conditions, the transaction is anticipated to close in the first half of 2015.

Guarantees: In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under statutory accounting principles.

The Company has issued guarantee agreements pursuant to which the Company guarantees the obligations of JHNY and JHLH under the OTC International Swaps and Derivatives Association, Inc. (“ISDA”) cleared and exchange-traded

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

12. Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

derivative agreements and transactions entered into by JHNY and JHLH with external counterparties. The ISDA guarantees are subject to an overall limit of $1 billion of Potential Future Exposure, using a three-week and 95% confidence parameters, in calculating the counterparty risk exposure.

The Company is party to a financial support agreement with JHLH pursuant to which it has agreed to maintain JHLH’s capital level such that its risk-based capital ratio shall be at or above 225% of the company action level annually. In addition, under the terms of the financial support agreement, the Company undertakes to provide sufficient liquidity to enable JHLH to make timely payment of its contractual obligations.

Contingencies: The Company is an investor in a number of leasing transactions. On August 5, 2013, the U.S. Tax Court issued an opinion effectively ruling in the government’s favor in the litigation between John Hancock and the Internal Revenue Service involving the tax treatment of John Hancock’s investments in certain leverage leases. The Company and the Internal Revenue Service are in the process of determining the impact of the decision on years subsequent to the years that were decided by the Court. Please refer to the federal income taxes note for further details. The Company has made advance payments of tax and interest and is awaiting final IRS assessments. Although the Company is fully reserved for the taxes and interest that could be due, this decision may result in a decrease in the admissible book value of other deferred tax assets included in surplus in subsequent periods, absent consideration of further management actions.

The Company acts as an intermediary/broker in OTC derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

The Company is subject to insurance guaranty fund laws in the states in which it does business. Pursuant to these laws, insurance companies are assessed, and required to make periodic payments, to be used to pay benefits to policyholders and claimants of insolvent or rehabilitated insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Department of Insurance and Financial Services, the Michigan Attorney General, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

13. Annuity Actuarial Reserves

The Company’s annuity reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2014
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$968	$559	$1,879	$3,406	2%
At book value less current surrender charge of 5% or more	29	-	-	29	0%
At fair value	-	-	123,450	123,450	81%

Total with adjustment or at fair value	997	559	125,329	126,885	83%
At book value without adjustment (minimal or no charge or adjustment)	8,594	-	-	8,594	6%
Not subject to discretionary withdrawal	15,577	713	130	16,420	11%

Total (gross)	25,168	1,272	125,459	151,899	100%

Reinsurance ceded	5,483	-	-	5,483

Total (net)	$19,685	$1,272	$125,459	$146,416

	December 31, 2013
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$1,176	$586	$1,886	$3,648	2%
At book value less current surrender charge of 5% or more	510	-	-	510	0%
At fair value	-	-	126,623	126,623	81%

Total with adjustment or at fair value	1,686	586	128,509	130,781	83%
At book value without adjustment (minimal or no charge or adjustment)	8,634	-	-	8,634	6%
Not subject to discretionary withdrawal	15,764	686	122	16,572	11%

Total (gross)	26,084	1,272	128,631	155,987	100%

Reinsurance ceded	5,992	-	-	5,992

Total (net)	$20,092	$1,272	$128,631	$149,995

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guarantee and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

The Company sold contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

The Company sold contracts with a GMWB rider and has since offered multiple variations of this optional benefit. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Reinsurance has been utilized to mitigate risk related to some of the GMDB and GMIB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction	Separate Account Legally Insulated Assets		Separate Account Not Legally Insulated Assets

	December 31,
	2014	2013	2014	2013

	(in millions)
Group Annuities (Deposit Administration)	$78,905	$77,273	$-	$-
Variable Annuities	43,503	48,224	29	34
Life and COLI	12,359	11,832	-	-
Fixed Products — Institutional and stable value fund	2,713	2,756	-	-
Fixed Products — Retail	24	26	570	546
Investments — Funds	2,061	2,075	-	-

Total	$139,565	$142,186	$599	$580

As of December 31, 2014 and 2013, the general account of the Company had a maximum guarantee for separate account liabilities $7,816 million and $7,617 million, respectively. To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees are as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees

(in millions)
2014	$ 252	$ 74
2013	$ 263	$ 109
2012	$ 269	$ 165
2011	$ 261	$ 145
2010	$ 246	$ 137

The Company had the following variable annuities with guaranteed benefits:

	December 31,
	2014	2013

	(in millions, except for ages)
Account value	$44,116	$48,855
Amount of reserve held	865	349
Net amount at risk — gross	4,699	4,260
Weighted average attained age	67	66

The following assumptions and methodology were used to determine the amounts above at December 31, 2014 and 2013:

•

Actuarial Guideline XLIII (AG43) is used in both years to determine the aggregate reserve for products falling under the scope. Assumptions used in the standard scenario are prescribed by the guideline. Assumptions used in the stochastic scenarios are detailed below.

•	The stochastically generated projection scenarios have met the scenario calibration criteria prescribed in AG43.

•

In 2014 and 2013, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

•

In 2014 and 2013, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. These rates are dynamically reduced for guarantees that are in-the-money. Beginning in 2012, rates are also dynamically increased for GMWBs that are out-of-the-money.

•	For variable annuities, the swap curve at December 31 is used for discounting in both years.

•	For variable annuities, mean return, volatility and correlation assumptions are determined by indices, which have met the calibration criteria prescribed in AG43.

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2014	2013

	(in millions)
Type of Fund
Equity	$27,353	$29,211
Balanced	19,449	21,212
Bonds	5,807	6,278
Money Market	683	861

Total	$53,292	$57,562

Information regarding the separate accounts of the Company is as follows:

	December 31,
	2014			2013

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

	(in millions)
Premiums, deposits and other considerations	$-	$13,258	$13,258	$-	$13,613	$13,613

Reserves for accounts with assets at:
Fair value	1,272	137,306	138,578	1,272	139,976	141,248
Amortized cost	-	-	-	-	-	-

Total	$1,272	$137,306	$138,578	$1,272	$139,976	$141,248

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

	December 31,
	2014			2013

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

	(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$531	$1,879	$2,410	$554	$1,886	$2,440
At book value without fair value adjustments and with current surrender charge of 5% or more	-	2,483	2,483	-	1,933	1,933
At fair value	28	129,620	129,648	32	135,349	135,381
At book value without fair value adjustments and with current surrender charge of less than 5%	-	3,058	3,058	-	557	557

Subtotal	559	137,040	137,599	586	139,725	140,311
Not subject to discretionary withdrawal	713	266	979	686	251	937

Total	$1,272	$137,306	$138,578	$1,272	$139,976	$141,248

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2014	2013	2012

	(in millions)
Transfers to separate accounts	$16,100	$14,916	$18,798
Transfers from separate accounts	24,329	21,304	22,406

Net transfers to (from) separate accounts	$(8,229)	$(6,388)	$(3,608)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

15. Employee Benefit Plans

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan that covers substantially all of its employees. The Company also participates in the John Hancock Non-Qualified Pension Plan, a nonqualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. Both plans are sponsored by MIC. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions.

The Company is jointly and severally liable for the funding requirements of the plans and will recognize its allocation, from MIC, of the required contributions to the plans as pension expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. The expense for these plans was $37 million, $41 million, and $57 million in 2014, 2013 and 2012, respectively.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for this plan was not material for the years ended 2014, 2013 and 2012, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company also maintains a separate rabbi trust for the purpose of holding assets to be used to satisfy its obligations with respect to certain other non-qualified retirement plans of $332 million and $344 million at December 31, 2014 and 2013, respectively. In the event of insolvency of the Company, the rabbi trust assets can be used to satisfy claims of general creditors.

401 (k) Plans: The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Both plans are sponsored by JHUSA. Expense is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for the defined contribution plans was not material for the years ended 2014, 2013 and 2012, respectively.

Deferred Compensation Plan: The Company maintains the Deferred Compensation Plan for Certain Employees of John Hancock, and the Deferred Compensation Plan of the John Hancock Financial Network, both of which are deferred compensation plans sponsored by MFC. These plans are for a select group of management or highly compensated employees and certain qualified agents. The plans are fully funded and accounts are maintained by a third-party administrator. Under these plans, participants have the flexibility and opportunity to invest their plan balances in mutual funds. The liability for these plans at December 31, 2014 and 2013 was $91 million and $88 million, respectively.

Prior to January 1, 2006, the Company offered the Legacy Deferred Compensation Plan for Certain Employees of John Hancock Life Insurance Company (USA), the legacy plan, which is closed to new participation and is unfunded. These are notional accounts and all liabilities have remained with the Company and are paid out of general account assets when a distribution is taken. The liability for this plan was not material as of December 31, 2014 and 2013 respectively.

Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan which is sponsored by MIC. Consistent with the pension plan, the Company is jointly and severally liable for the funding requirements of the plan and will recognize its allocation, from MIC, of the benefits earned by plan participants as postretirement benefits expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate the benefits earned; i.e., service cost, relating to participants employed by the Company. In addition, any difference between actual cash paid for benefits to plan participants and benefits earned is recorded directly to unassigned surplus. The expense and charge to surplus for the John Hancock Employee Welfare Plan were not material for the years ended 2014, 2013 and 2012, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt

Lines of Credit:At December 31, 2014, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2019. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2014. At December 31, 2014, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

At December 31, 2014, the Company had a committed line of credit agreement established by MLI totaling $1 billion, which will expire in 2018. MLI will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants as long as any amount is owed to the lender under the agreement. At December 31, 2014, the Company had no outstanding borrowings under the agreement.

At December 31, 2014, JHUSA and MIC share in a committed line of credit established by MFC totaling $1 billion, which will expire in 2018. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2014, the Company had no outstanding borrowings under the agreement.

Consumer Notes: The Company issued consumer notes through its SignatureNotes Program. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1 million, or an individual redemption limitation of $200,000 of aggregate principal. SignatureNotes have a variety of issue dates, maturities, interest rates and call provisions. The notes payable balance as of December 31, 2014 and 2013 was $411 million and $644 million, respectively. Interest ranging from 3.1% to 6.0% is due in varying amounts to 2032.

Aggregate maturities of consumer notes are as follows: 2015-$146 million; 2016-$64 million; 2017-$4 million; 2018-$43 million; 2019-$16 million; and thereafter $138 million.

Interest expense on consumer notes, included in benefits to policyholders, was $24 million, $30 million, and $ 36 million in 2014, 2013 and 2012, respectively. Interest paid amounted to $24 million, $30 million, and $ 36 million in 2014, 2013 and 2012, respectively.

Affiliated Debt: Pursuant to a demand note receivable dated September 30, 2008, the Company has $295 million outstanding with MIC. The note, which was to have matured on March 31, 2013, was extended to March 31, 2018. This note was reported as a nonadmitted asset at December 31, 2014 and 2013 since the counterparty is the parent entity of the Company; however, this note will continue to accrue interest throughout the duration of the contract as per the terms of the note. Prior to March 31, 2013, the interest rate was calculated at a fluctuating rate equal to 3-month LIBOR plus 83 basis points per annum. Following the extension, the interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 180 basis points per annum. Interest income was $6 million, $6 million, and $4 million for the years ended December 31, 2014, 2013 and 2012, respectively.

The Company has a demand note receivable dated March 2, 2009 with John Hancock Leasing Corporation (“JH Leasing”) that allows it to loan a minimum principal of $125,000 or an amount in excess in increments of $5,000. As of December 31, 2014 and 2013, the Company had amounts receivable from JH Leasing of $0 million and $3 million, respectively.

Pursuant to a promissory note dated June 28, 2012, the Company borrowed $153 million from Manulife Finance Switzerland AG (“MFSA”). Interest on the loan is calculated at a fluctuating rate equal to 3-month LIBOR plus 90 basis points per annum and is payable quarterly. In addition, the Company renewed two previously outstanding promissory notes to MFSA with an outstanding balance of $7 million and combined these notes with the new note issued on June 28, 2012, thus bringing the total principal balance due to $160 million. On May 23, 2014, the maturity date was extended for a period of one year to June 28, 2015. Following the extension, the interest rate was amended and is calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and is payable quarterly effective from June 28, 2014. Interest expense was $2 million, $2 million, and $1 million for the years ended December 31, 2014, 2013 and 2012, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

Pursuant to a demand note dated December 20, 2012, the Company borrowed $130 million from MIC. The note matures on December 20, 2015. Interest on the loan is calculated at a fluctuating rate equal to the one-month LIBOR rate and is payable monthly. Interest expense was $0 million, $0 million, and $0 million for the years ended December 31, 2014, 2013 and 2012, respectively.

Pursuant to a senior note receivable dated December 9, 2014, the Company has $40 million outstanding with JHS. The note matures on December 9, 2019. Interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR rate plus 180 basis points per annum and is payable quarterly. Interest income was $0 million for the year ended December 31, 2014.

FHLB (Federal Home Loan Bank) Agreements: The Company is a member of the Federal Home Loan Bank of Indianapolis (FHLBI). The Company uses advances from the FHLBI as a part of its liquidity management program, and any funds obtained for this purpose would be accounted for as borrowed money.

The following table indicates the aggregate amount of the FHLBI capital stock held related to the agreement:

	December 31, 2014
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

	(in millions)
(a) Membership stock — Class A	$-	$-	$-
(b) Membership stock — Class B	20	20	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$20	$20	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$446	-	-

	December 31, 2013
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

	(in millions)
(a) Membership stock — Class A	$-	$-	$-
(b) Membership stock — Class B	19	19	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$19	$19	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$373	-	-

FHLBI membership stock of $20 million and $19 million was classified as not eligible for redemption for the years ended December 31, 2014 and 2013, respectively. The Company did not have any collateral pledged to FHLBI as of December 31, 2014 and 2013.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

The following table represents the aggregate amount of borrowing from FHLBI:

December 31, 2014
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	-
(b) Funding agreements	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

December 31, 2013
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	-
(b) Funding agreements	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

The maximum amount of aggregate borrowings from FHLBI during 2014 was $10 million. The Company is not subject to any prepayment obligations under current borrowing agreements.

17. Closed Blocks

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000. As a result of the merger in 2009, the property and obligations of the JHLICO closed block became the property and obligations of JHUSA, but the Company operates these two closed blocks separately.

Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues.

Assets allocated to the closed blocks inure solely to the benefit of policyholders included in the closed blocks and will not revert to the benefit of the shareholders of the Company. In addition, if the assets allocated to the closed blocks and the revenues from the closed blocks’ business prove to be insufficient to pay the benefits guaranteed in the closed blocks, the Company will be required to make payments from its general funds in an amount equal to the shortfall.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

17. Closed Blocks - (continued)

No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior notification to or approval of the Insurance Department.

The excess of the closed blocks’ liabilities over the closed blocks’ assets represents the expected future post-tax contribution from that closed block which may be recognized in income over the period the policies and contracts in that closed block remain in force.

The following table sets forth certain summarized financial information relating to the JHUSA and JHLICO closed blocks. The JHLICO assets and liabilities exclude the impact of the transfer of the NY business (described in the Reinsurance Note), consistent with the Closed Block Annual Statement filed with the State of Michigan.

	JHUSA		JHLICO
	2014	2013	2014	2013

	(in millions)
Assets:
Bonds	$3,153	$2,959	$6,248	$6,143
Stocks:
Preferred stocks	-	-	4	4
Common stocks	1	1	11	9
Mortgage loans on real estate	402	514	1,633	1,971
Real estate	842	698	12	12
Cash, cash equivalents and short-term investments	3	-	4	3
Policy loans	1,551	1,585	1,354	1,504
Other invested assets	113	116	127	109

Total cash and invested assets	6,065	5,873	9,393	9,755
Investment income due and accrued	105	101	126	124
Premiums due and deferred	12	13	68	75
Net deferred tax asset	112	112	157	188
Other closed block assets	63	234	91	53

Total closed block assets	$6,357	$6,333	$9,835	$10,195

Obligations:
Policy reserves	5,871	5,989	9,710	10,159
Policyholders’ and beneficiaries’ funds	67	69	1,360	1,394
Dividends payable to policyholders	314	319	208	216
Policy benefits in process of payment	52	72	155	139
Other policy obligations	2	6	6	7
Other closed block obligations	720	763	198	170

Total closed block obligations	$7,026	$7,218	$11,637	$12,085

18. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2014 financial statements through March 25, 2015, the date the financial statements were issued.

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.) Separate Account A

December 31, 2014

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Audited Financial Statements

December 31, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of John Hancock Life Insurance Company (U.S.A.) and Contract Owners of John Hancock Life Insurance Company (U.S.A.) Separate Account A

We have audited the accompanying statements of assets and liabilities of John Hancock Life Insurance Company (U.S.A.) Separate Account A (the Account) comprised of the following sub-accounts,

500 Index Fund B Series NAV

Active Bond Trust Series I

Active Bond Trust Series NAV

All Cap Core Trust Series I

All Cap Core Trust Series NAV

Alpha Opportunities Trust Series I

Alpha Opportunities Trust Series NAV

American Asset Allocation Trust Series I

American Global Growth Trust Series I

American Growth Trust Series I

American Growth-Income Trust Series I

American International Trust Series I

American New World Trust Series I

Blue Chip Growth Trust Series I

Blue Chip Growth Trust Series NAV

Bond Trust Series I

Bond Trust Series NAV

Capital Appreciation Trust Series I

Capital Appreciation Trust Series NAV

Capital Appreciation Value Trust Series I

Capital Appreciation Value Trust Series NAV

Core Bond Trust Series I

Core Bond Trust Series NAV

Core Strategy Trust Series I

Core Strategy Trust Series NAV

Emerging Markets Value Trust Series I

Emerging Markets Value Trust Series NAV

Equity-Income Trust Series I

Equity-Income Trust Series NAV

Financial Industries Trust Series I

Financial Industries Trust Series NAV

Franklin Templeton Founding Allocation Trust

Series I

Franklin Templeton Founding Allocation Trust

Series NAV

Fundamental All Cap Core Trust Series I

Fundamental All Cap Core Trust Series NAV

Fundamental Large Cap Value Trust Series I

Fundamental Large Cap Value Trust Series NAV

Global Bond Trust Series I

Global Bond Trust Series NAV

Global Trust Series I

Global Trust Series NAV

Health Sciences Trust Series I

Health Sciences Trust Series NAV

High Yield Trust Series I

High Yield Trust Series NAV

International Core Trust Series I

International Core Trust Series NAV

International Equity Index Trust B Series I

International Equity Index Trust B Series NAV

International Growth Stock Trust Series I

International Growth Stock Trust Series NAV

International Small Company Trust Series I

International Small Company Trust Series NAV

International Value Trust Series I

International Value Trust Series NAV

Investment Quality Bond Trust Series I

Investment Quality Bond Trust Series NAV

Lifestyle Aggressive MVP Series I

Lifestyle Aggressive MVP Series NAV

Lifestyle Aggressive Trust PS Series NAV

Lifestyle Balanced MVP Series I

Lifestyle Balanced MVP Series NAV

Lifestyle Balanced Trust PS Series NAV

Lifestyle Conservative MVP Series I

Lifestyle Conservative MVP Series NAV

Lifestyle Conservative Trust PS Series NAV

Lifestyle Growth MVP Series I

Lifestyle Growth MVP Series NAV

Lifestyle Growth Trust PS Series NAV

Lifestyle Moderate MVP Series I

Lifestyle Moderate MVP Series NAV

Lifestyle Moderate Trust PS Series NAV

M Capital Appreciation

M International Equity

M Large Cap Growth

M Large Cap Value

Mid Cap Index Trust Series I

Mid Cap Index Trust Series NAV

Mid Cap Stock Trust Series I

Mid Cap Stock Trust Series NAV

Mid Value Trust Series I

Mid Value Trust Series NAV

Money Market Trust B Series NAV

Money Market Trust Series I

PIMCO All Asset

Real Estate Securities Trust Series I

Real Estate Securities Trust Series NAV

Real Return Bond Trust Series I

Real Return Bond Trust Series NAV

Science & Technology Trust Series I

Science & Technology Trust Series NAV

Short Term Government Income Trust Series I

Short Term Government Income Trust Series NAV

Small Cap Growth Trust Series I

Small Cap Growth Trust Series NAV

Small Cap Index Trust Series I

Small Cap Index Trust Series NAV

Small Cap Opportunities Trust Series I

Small Cap Opportunities Trust Series NAV

Small Cap Value Trust Series I

Small Cap Value Trust Series NAV

Small Company Value Trust Series I

Small Company Value Trust Series NAV

Strategic Income Opportunities Trust Series I

Strategic Income Opportunities Trust Series NAV

Total Bond Market Trust B Series NAV

Total Return Trust Series I

Total Return Trust Series NAV

Total Stock Market Index Trust Series I

Total Stock Market Index Trust Series NAV

U.S. Equity Trust Series I

U.S. Equity Trust Series NAV

Ultra Short Term Bond Trust Series I

Ultra Short Term Bond Trust Series NAV

Utilities Trust Series I

Utilities Trust Series NAV

Value Trust Series I

Value Trust Series NAV

as of December 31, 2014, and the related statements of operations and changes in contract owners’ equity and unit values disclosure for the above mentioned sub-accounts and for the Fundamental Value Trust Series I, Fundamental Value Trust Series NAV, Natural Resources Trust Series I and Natural Resources Trust Series NAV (the “closed sub-accounts”) for each of the years or periods indicated therein. These financial statements and unit values disclosure are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and unit values disclosure based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and unit values disclosure are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and unit values disclosure, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and unit values disclosure referred to above present fairly, in all material respects, the financial position of each of the above mentioned sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account A at December 31, 2014, the results of their and the closed sub-accounts’ operations, changes in contract owners’ equity and unit values disclosure for the years or periods indicated therein in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Toronto, Canada

March 27, 2015

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Liabilities

December 31, 2014

	500 Index Fund B Series NAV	Active Bond Trust Series I	Active Bond Trust Series NAV	All Cap Core Trust Series I	All Cap Core Trust Series NAV	Alpha Opportunities Trust Series I
Total Assets
Investments at fair value	$195,957,385	$6,926,958	$14,875,557	$9,557,854	$6,162,578	$710,791

Units outstanding	5,455,186	317,786	209,301	295,594	304,677	30,871
Unit value	$35.92	$21.80	$71.07	$32.33	$20.23	$23.02

Shares	7,630,739	701,109	1,504,101	349,848	225,488	52,264
Cost	$140,350,543	$6,758,007	$15,115,453	$6,326,303	$4,703,939	$742,704

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Liabilities

December 31, 2014

	Alpha Opportunities Trust Series NAV	American Asset Allocation Trust Series I	American Global Growth Trust Series I	American Growth Trust Series I	American Growth- Income Trust Series I	American International Trust Series I
Total Assets
Investments at fair value	$3,337,656	$73,501,059	$5,353,454	$62,572,781	$88,901,950	$39,770,316

Units outstanding	136,948	4,830,178	364,648	2,634,239	3,705,884	1,879,080
Unit value	$24.37	$15.22	$14.68	$23.75	$23.99	$21.16

Shares	245,056	4,666,734	337,544	2,599,617	3,704,248	2,155,573
Cost	$3,615,649	$58,868,695	$4,858,080	$38,761,186	$54,454,399	$32,700,441

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Liabilities

December 31, 2014

	American New World Trust Series I	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series NAV	Bond Trust Series I	Bond Trust Series NAV	Capital Appreciation Trust Series I
Total Assets
Investments at fair value	$7,659,729	$38,598,868	$42,433,760	$1,098,146	$7,415,996	$27,404,064

Units outstanding	477,111	768,611	347,031	98,445	664,034	1,106,120
Unit value	$16.05	$50.22	$122.28	$11.15	$11.17	$24.77

Shares	579,405	1,075,777	1,183,317	80,333	542,899	1,771,433
Cost	$7,993,393	$22,591,579	$31,359,327	$1,105,266	$7,483,849	$19,974,718

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Liabilities

December 31, 2014

	Capital Appreciation Trust Series NAV	Capital Appreciation Value Trust Series I	Capital Appreciation Value Trust Series NAV	Core Bond Trust Series I	Core Bond Trust Series NAV	Core Strategy Trust Series I
Total Assets
Investments at fair value	$20,286,816	$1,095,514	$23,504,981	$1,334,341	$6,459,160	$1,821,460

Units outstanding	834,006	62,652	1,340,340	65,904	397,238	124,068
Unit value	$24.32	$17.49	$17.54	$20.25	$16.26	$14.68

Shares	1,310,518	85,721	1,840,641	100,933	490,445	121,837
Cost	$16,964,049	$1,132,510	$23,161,549	$1,383,556	$6,620,423	$1,752,418

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Liabilities

December 31, 2014

	Core Strategy Trust Series NAV	Emerging Markets Value Trust Series I	Emerging Markets Value Trust Series NAV	Equity-Income Trust Series I	Equity-Income Trust Series NAV	Financial Industries Trust Series I (f)
Total Assets
Investments at fair value	$137,715,074	$2,786,414	$23,237,147	$45,429,302	$67,615,913	$2,807,093

Units outstanding	9,346,456	197,537	2,051,850	989,889	1,474,866	118,692
Unit value	$14.73	$14.11	$11.33	$45.89	$45.85	$23.65

Shares	9,205,553	312,729	2,610,915	2,371,049	3,540,100	164,158
Cost	$131,734,487	$3,198,631	$26,799,534	$32,196,499	$57,895,921	$2,275,320

(f)	Renamed on November 10, 2014. Previously known as Financial Services Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Liabilities

December 31, 2014

	Financial Industries Trust Series (NAV) (f)	Franklin Templeton Founding Allocation Trust Series I	Franklin Templeton Founding Allocation Trust Series NAV	Fundamental All Cap Core Trust Series I	Fundamental All Cap Core Trust Series NAV	Fundamental Large Cap Value Trust Series I
Total Assets
Investments at fair value	$6,196,372	$399,504	$39,698,400	$895,762	$12,145,073	$39,537,835

Units outstanding	217,693	27,532	2,728,857	24,558	560,773	1,394,135
Unit value	$28.46	$14.51	$14.55	$36.48	$21.66	$28.36

Shares	362,998	30,684	3,051,376	39,759	537,155	2,256,726
Cost	$4,905,448	$322,329	$37,045,197	$690,089	$7,841,927	$38,979,625

(f)	Renamed on November 10, 2014. Previously known as Financial Services Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Liabilities

December 31, 2014

	Fundamental Large Cap Value Trust Series NAV	Global Bond Trust Series I	Global Bond Trust Series NAV	Global Trust Series I	Global Trust Series NAV	Health Sciences Trust Series I
Total Assets
Investments at fair value	$33,775,779	$6,057,693	$23,227,393	$13,193,154	$29,822,462	$14,818,723

Units outstanding	1,691,803	197,307	753,993	413,385	1,727,883	214,618
Unit value	$19.96	$30.70	$30.81	$31.91	$17.26	$69.05

Shares	1,927,841	482,685	1,858,191	673,808	1,524,666	441,691
Cost	$31,742,925	$6,248,011	$23,913,524	$12,077,583	$29,866,085	$11,623,958

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Liabilities

December 31, 2014

	Health Sciences Trust Series NAV	High Yield Trust Series I	High Yield Trust Series NAV	International Core Trust Series I	International Core Trust Series NAV	International Equity Index Trust B Series I
Total Assets
Investments at fair value	$29,900,078	$14,092,792	$26,043,586	$13,074,926	$10,739,370	$12,519,772

Units outstanding	555,648	440,229	1,232,423	598,981	668,515	1,080,790
Unit value	$53.81	$32.01	$21.13	$21.83	$16.06	$11.58

Shares	885,141	2,472,420	4,625,859	1,242,864	1,024,749	789,891
Cost	$24,115,686	$14,731,161	$27,859,757	$13,364,963	$10,884,550	$11,770,822

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Liabilities

December 31, 2014

	International Equity Index Trust B Series NAV	International Growth Stock Trust Series I	International Growth Stock Trust Series NAV	International Small Company Trust Series I	International Small Company Trust Series NAV	International Value Trust Series I
Total Assets
Investments at fair value	$39,290,275	$1,892,205	$8,152,714	$6,043,033	$12,456,889	$14,924,466

Units outstanding	865,114	152,343	655,754	426,622	877,938	623,344
Unit value	$45.42	$12.42	$12.43	$14.16	$14.19	$23.94

Shares	2,480,447	114,126	491,720	521,851	1,076,654	1,190,149
Cost	$38,696,955	$1,650,179	$7,380,307	$6,037,717	$11,981,318	$14,305,723

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Liabilities

December 31, 2014

	International Value Trust Series NAV	Investment Quality Bond Trust Series I	Investment Quality Bond Trust Series NAV	Lifestyle Aggressive MVP Series I (a)	Lifestyle Aggressive MVP Series NAV (a)	Lifestyle Aggressive Trust PS Series NAV (g)
Total Assets
Investments at fair value	$21,595,286	$12,237,640	$8,529,308	$16,492,389	$175,655,854	$523,367

Units outstanding	1,398,608	361,408	533,765	529,366	9,405,923	48,480
Unit value	$15.44	$33.86	$15.98	$31.16	$18.68	$10.80

Shares	1,734,561	1,050,441	734,652	1,534,176	16,324,893	40,952
Cost	$21,931,223	$11,996,602	$8,722,429	$13,025,261	$139,624,824	$539,131

(a)	Renamed on May 5, 2014. Previously known as Lifestyle Aggressive Trust.
(g)	Sub-account available in prior year but no activity.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Liabilities

December 31, 2014

	Lifestyle Balanced MVP Series I (b)	Lifestyle Balanced MVP Series NAV (b)	Lifestyle Balanced Trust PS Series NAV (g)	Lifestyle Conservative MVP Series I (c)	Lifestyle Conservative MVP Series NAV (c)	Lifestyle Conservative Trust PS Series NAV (g)
Total Assets
Investments at fair value	$64,960,646	$386,293,903	$10,303,233	$4,176,785	$33,613,861	$190,845

Units outstanding	1,837,744	21,987,612	961,275	119,080	2,049,384	18,028
Unit value	$35.35	$17.57	$10.72	$35.08	$16.40	$10.59

Shares	4,683,536	27,810,936	727,116	344,619	2,768,852	14,317
Cost	$54,348,839	$335,957,343	$10,535,765	$4,474,059	$35,675,660	$195,198

(b)	Renamed on May 5, 2014. Previously known as Lifestyle Balanced Trust.
(c)	Renamed on May 5, 2014. Previously known as Lifestyle Conservative Trust.
(g)	Sub-account available in prior year but no activity.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Liabilities

December 31, 2014

	Lifestyle Growth MVP Series I (d)	Lifestyle Growth MVP Series NAV (d)	Lifestyle Growth Trust PS Series NAV (g)	Lifestyle Moderate MVP Series I (e)	Lifestyle Moderate MVP Series NAV (e)	Lifestyle Moderate Trust PS Series NAV
Total Assets
Investments at fair value	$87,346,451	$551,017,684	$11,807,994	$15,383,814	$80,144,122	$2,873,633

Units outstanding	2,599,268	30,578,139	1,092,740	428,437	4,638,720	269,125
Unit value	$33.60	$18.02	$10.81	$35.91	$17.28	$10.68

Shares	6,181,631	38,941,179	795,687	1,156,678	6,021,346	206,143
Cost	$71,672,453	$458,861,099	$12,000,372	$14,687,131	$75,706,796	$2,937,848

(d)	Renamed on May 5, 2014. Previously known as Lifestyle Growth Trust.
(e)	Renamed on May 5, 2014. Previously known as Lifestyle Moderate Trust.
(g)	Sub-account available in prior year but no activity.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Liabilities

December 31, 2014

	M Capital Appreciation (h)	M International Equity (h)	M Large Cap Growth (h)	M Large Cap Value (h)	Mid Cap Index Trust Series I	Mid Cap Index Trust Series NAV
Total Assets
Investments at fair value	$10,872,872	$10,846,758	$12,528,015	$9,438,622	$14,446,262	$30,658,742

Units outstanding	127,810	328,221	249,520	395,748	343,287	1,111,003
Unit value	$85.07	$33.05	$50.21	$23.85	$42.08	$27.60

Shares	359,791	909,200	523,090	706,484	648,105	1,375,448
Cost	$9,811,462	$10,951,747	$10,843,059	$8,861,166	$11,857,842	$26,184,029

(h)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Liabilities

December 31, 2014

	Mid Cap Stock Trust Series I	Mid Cap Stock Trust Series NAV	Mid Value Trust Series I	Mid Value Trust Series NAV	Money Market Trust B Series NAV	Money Market Trust Series I
Total Assets
Investments at fair value	$21,807,544	$23,349,214	$13,538,732	$19,602,003	$88,240,146	$34,120,041

Units outstanding	643,939	316,708	521,052	491,157	5,078,503	1,384,341
Unit value	$33.87	$73.72	$25.98	$39.91	$17.38	$24.65

Shares	1,171,819	1,245,291	969,823	1,409,202	88,240,146	34,120,041
Cost	$17,132,818	$20,423,057	$11,083,290	$16,721,911	$88,240,146	$34,120,041

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Liabilities

December 31, 2014

	PIMCO All Asset (h)	Real Estate Securities Trust Series I	Real Estate Securities Trust Series NAV	Real Return Bond Trust Series I	Real Return Bond Trust Series NAV	Science & Technology Trust Series I
Total Assets
Investments at fair value	$24,125,603	$31,721,334	$39,373,149	$3,388,991	$11,636,933	$18,892,633

Units outstanding	1,461,396	190,987	283,445	156,403	779,040	557,374
Unit value	$16.51	$166.09	$138.91	$21.67	$14.94	$33.90

Shares	2,291,130	1,767,205	2,207,015	282,416	982,849	697,660
Cost	$25,596,067	$20,558,902	$29,954,977	$3,556,233	$12,302,672	$12,476,054

(h)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Liabilities

December 31, 2014

	Science & Technology Trust Series NAV	Short Term Government Income Trust Series I	Short Term Government Income Trust Series NAV	Small Cap Growth Trust Series I	Small Cap Growth Trust Series NAV	Small Cap Index Trust Series I
Total Assets
Investments at fair value	$13,045,994	$6,284,027	$11,868,888	$2,585,941	$16,723,322	$9,477,107

Units outstanding	485,669	591,551	1,114,453	93,566	510,196	291,384
Unit value	$26.86	$10.62	$10.65	$27.64	$32.78	$32.52

Shares	479,104	507,185	957,941	221,399	1,422,051	615,397
Cost	$10,511,560	$6,554,947	$12,268,302	$2,427,631	$15,293,830	$7,694,234

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Liabilities

December 31, 2014

	Small Cap Index Trust Series NAV	Small Cap Opportunities Trust Series I	Small Cap Opportunities Trust Series NAV	Small Cap Value Trust Series I	Small Cap Value Trust Series NAV	Small Company Value Trust Series I
Total Assets
Investments at fair value	$20,586,802	$35,642,798	$15,966,963	$3,053,784	$23,606,709	$13,756,038

Units outstanding	792,990	903,210	821,726	124,181	341,185	401,390
Unit value	$25.96	$39.46	$19.43	$24.59	$69.19	$34.27

Shares	1,335,071	1,129,366	508,178	124,087	961,185	556,249
Cost	$18,806,391	$33,561,004	$14,112,665	$2,799,588	$20,739,888	$7,792,110

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Liabilities

December 31, 2014

	Small Company Value Trust Series NAV	Strategic Income Opportunities Trust Series I	Strategic Income Opportunities Trust Series NAV	Total Bond Market Trust B Series NAV	Total Return Trust Series I	Total Return Trust Series NAV
Total Assets
Investments at fair value	$17,573,086	$9,148,617	$24,082,506	$16,086,311	$19,444,315	$50,209,719

Units outstanding	770,242	354,263	1,257,663	680,930	647,736	2,783,962
Unit value	$22.82	$25.82	$19.15	$23.62	$30.02	$18.04

Shares	711,749	690,983	1,824,432	1,552,733	1,411,053	3,659,600
Cost	$13,573,539	$9,458,523	$24,801,122	$16,246,294	$20,210,389	$51,913,622

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Liabilities

December 31, 2014

	Total Stock Market Index Trust Series I	Total Stock Market Index Trust Series NAV	U.S. Equity Trust Series I	U.S. Equity Trust Series NAV	Ultra Short Term Bond Trust Series I	Ultra Short Term Bond Trust Series NAV
Total Assets
Investments at fair value	$6,103,702	$24,387,055	$16,856,166	$7,330,065	$619,902	$3,408,659

Units outstanding	254,889	305,904	1,152,065	500,073	61,686	338,480
Unit value	$23.95	$79.72	$14.63	$14.66	$10.05	$10.07

Shares	329,396	1,316,796	869,323	377,838	52,534	288,869
Cost	$4,140,978	$19,985,329	$12,795,899	$5,992,743	$632,976	$3,470,917

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Assets and Liabilities

December 31, 2014

	Utilities Trust Series I	Utilities Trust Series NAV	Value Trust Series I	Value Trust Series NAV
Total Assets
Investments at fair value	$4,884,453	$15,057,635	$16,879,093	$12,883,998

Units outstanding	130,870	503,945	289,978	474,386
Unit value	$37.32	$29.88	$58.21	$27.16

Shares	300,212	926,054	655,753	501,128
Cost	$4,523,510	$13,312,605	$11,450,956	$11,230,824

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	500 Index Fund B Series NAV		Active Bond Trust Series I		Active Bond Trust Series NAV
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$2,956,414	$2,624,516	$259,463	$412,588	$523,176	$612,010
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	2,956,414	2,624,516	259,463	412,588	523,176	612,010

Realized gains (losses) on investments:
Capital gain distributions received	2,621,128	295,940	—	—	—	—
Net realized gain (loss)	5,688,084	5,224,430	83,253	66,977	13,453	88,722

Realized gains (losses)	8,309,212	5,520,370	83,253	66,977	13,453	88,722

Unrealized appreciation (depreciation) during the period	11,122,495	30,484,430	127,603	(463,796)	261,782	(685,798)

Net increase (decrease) in contract owners’ equity from operations	22,388,121	38,629,316	470,319	15,769	798,411	14,934

Changes from principal transactions:
Purchase payments	13,822,212	11,381,524	233,165	272,269	1,554,161	1,297,749
Transfers between sub-accounts and the company	13,859,257	5,098,343	8,548	463,540	3,166,128	1,510,557
Transfers on general account policy loans	(945,803)	567,264	(12,343)	4,482	(48,535)	(94,774)
Withdrawals	(4,953,023)	(6,692,999)	(344,511)	(538,847)	(281,047)	(445,359)
Annual contract fee	(9,031,080)	(8,359,789)	(457,944)	(618,689)	(664,808)	(557,215)

Net increase (decrease) in contract owners’ equity from principal transactions	12,751,563	1,994,343	(573,085)	(417,245)	3,725,899	1,710,958

Total increase (decrease) in contract owners’ equity	35,139,684	40,623,659	(102,766)	(401,476)	4,524,310	1,725,892
Contract owners’ equity at beginning of period	160,817,701	120,194,042	7,029,724	7,431,200	10,351,247	8,625,355

Contract owners’ equity at end of period	$195,957,385	$160,817,701	$6,926,958	$7,029,724	$14,875,557	$10,351,247

	2014	2013	2014	2013	2014	2013
Units, beginning of period	5,193,556	5,257,617	344,467	365,032	155,794	130,071
Units issued	761,283	680,558	20,020	42,862	80,245	62,216
Units redeemed	(499,653)	(744,619)	(46,701)	(63,427)	(26,738)	(36,493)

Units, end of period	5,455,186	5,193,556	317,786	344,467	209,301	155,794

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	All Cap Core Trust Series I		All Cap Core Trust Series NAV		All Cap Value Trust Series I
	2014	2013	2014	2013	2014	2013 (l)
Income:
Dividend distributions received	$89,100	$110,947	$58,160	$66,908	$—	$50,599
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	89,100	110,947	58,160	66,908	—	50,599

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	2,035,055
Net realized gain (loss)	326,438	236,985	265,930	114,157	—	(648,738)

Realized gains (losses)	326,438	236,985	265,930	114,157	—	1,386,317

Unrealized appreciation (depreciation) during the period	460,242	2,180,410	209,774	1,039,225	—	(426,745)

Net increase (decrease) in contract owners’ equity from operations	875,780	2,528,342	533,864	1,220,290	—	1,010,171

Changes from principal transactions:
Purchase payments	318,940	288,070	365,103	295,525	—	159,159
Transfers between sub-accounts and the company	(204,494)	(43,608)	(3,584)	1,922,583	—	(4,220,797)
Transfers on general account policy loans	(29,305)	7,748	(234,256)	8,572	—	(22,547)
Withdrawals	(364,443)	(329,631)	(26,776)	(71,352)	—	(120,171)
Annual contract fee	(592,210)	(585,336)	(223,097)	(182,643)	—	(166,293)

Net increase (decrease) in contract owners’ equity from principal transactions	(871,512)	(662,757)	(122,610)	1,972,685	—	(4,370,649)

Total increase (decrease) in contract owners’ equity	4,268	1,865,585	411,254	3,192,975	—	(3,360,478)
Contract owners’ equity at beginning of period	9,553,586	7,688,001	5,751,324	2,558,349	—	3,360,478

Contract owners’ equity at end of period	$9,557,854	$9,553,586	$6,162,578	$5,751,324	$—	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	323,940	350,155	311,894	186,517	—	155,792
Units issued	5,420	6,479	36,999	149,916	—	20,553
Units redeemed	(33,766)	(32,694)	(44,216)	(24,539)	—	(176,345)

Units, end of period	295,594	323,940	304,677	311,894	—	—

(l)	Terminated as an investment option and funds transferred to Fundamental Large Cap Value Trust on December 9, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	All Cap Value Trust Series NAV		Alpha Opportunities Trust Series I		Alpha Opportunities Trust Series NAV
	2014	2013 (l)	2014	2013	2014	2013
Income:
Dividend distributions received	$—	$115,170	$3,972	$5,817	$20,319	$17,688
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	115,170	3,972	5,817	20,319	17,688

Realized gains (losses) on investments:
Capital gain distributions received	—	4,475,322	170,125	76,237	768,630	217,803
Net realized gain (loss)	—	(2,540,895)	80,662	(7,086)	50,496	39,874

Realized gains (losses)	—	1,934,427	250,787	69,151	819,126	257,677

Unrealized appreciation (depreciation) during the period	—	(196,276)	(179,644)	141,537	(574,119)	280,448

Net increase (decrease) in contract owners’ equity from operations	—	1,853,321	75,115	216,505	265,326	555,813

Changes from principal transactions:
Purchase payments	—	995,627	19,378	16,511	264,526	230,259
Transfers between sub-accounts and the company	—	(7,736,856)	(104,979)	32,701	372,794	747,707
Transfers on general account policy loans	—	(28,265)	—	—	(31,252)	(22,339)
Withdrawals	—	(74,272)	(70,124)	(22,246)	(23,602)	(34,997)
Annual contract fee	—	(521,918)	(34,977)	(41,709)	(155,814)	(99,508)

Net increase (decrease) in contract owners’ equity from principal transactions	—	(7,365,684)	(190,702)	(14,743)	426,652	821,122

Total increase (decrease) in contract owners’ equity	—	(5,512,363)	(115,587)	201,762	691,978	1,376,935
Contract owners’ equity at beginning of period	—	5,512,363	826,378	624,616	2,645,678	1,268,743

Contract owners’ equity at end of period	$—	$—	$710,791	$826,378	$3,337,656	$2,645,678

	2014	2013	2014	2013	2014	2013
Units, beginning of period	—	353,453	38,762	39,715	117,365	76,310
Units issued	—	184,527	8,333	5,285	63,228	56,247
Units redeemed	—	(537,980)	(16,224)	(6,238)	(43,645)	(15,192)

Units, end of period	—	—	30,871	38,762	136,948	117,365

(l)	Terminated as an investment option and funds transferred to Fundamental Large Cap Value Trust on December 9, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American Asset Allocation Trust Series I		American Global Growth Trust Series I		American Global Small Capitalization Trust Series I
	2014	2013	2014	2013	2014	2013 (j)
Income:
Dividend distributions received	$1,099,377	$554,921	$43,138	$28,919	$—	$2,223
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	1,099,377	554,921	43,138	28,919	—	2,223

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	3,108,191	1,834,063	149,385	103,812	—	89,167

Realized gains (losses)	3,108,191	1,834,063	149,385	103,812	—	89,167

Unrealized appreciation (depreciation) during the period	(1,250,243)	7,090,449	(70,019)	464,125	—	(17,725)

Net increase (decrease) in contract owners’ equity from operations	2,957,325	9,479,433	122,504	596,856	—	73,665

Changes from principal transactions:
Purchase payments	5,506,102	4,137,339	710,804	350,533	—	36,374
Transfers between sub-accounts and the company	11,942,340	8,039,511	1,296,543	1,390,000	—	(657,288)
Transfers on general account policy loans	3,212,309	69,023	(22,920)	226,769	—	—
Withdrawals	(1,603,111)	(2,238,935)	(71,711)	(29,713)	—	(107)
Annual contract fee	(3,574,501)	(2,934,405)	(241,219)	(148,948)	—	(19,548)

Net increase (decrease) in contract owners’ equity from principal transactions	15,483,139	7,072,533	1,671,497	1,788,641	—	(640,569)

Total increase (decrease) in contract owners’ equity	18,440,464	16,551,966	1,794,001	2,385,497	—	(566,904)
Contract owners’ equity at beginning of period	55,060,595	38,508,629	3,559,453	1,173,956	—	566,904

Contract owners’ equity at end of period	$73,501,059	$55,060,595	$5,353,454	$3,559,453	$—	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	3,800,999	3,277,724	247,209	104,871	—	58,806
Units issued	1,554,254	904,788	160,060	231,983	—	45,007
Units redeemed	(525,075)	(381,513)	(42,621)	(89,645)	—	(103,813)

Units, end of period	4,830,178	3,800,999	364,648	247,209	—	—

(j)	Terminated as an investment option and funds transferred to American Global Growth Trust on April 29, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American Growth Trust Series I		American Growth-Income Trust Series I		American High-Income Bond Trust Series I
	2014	2013	2014	2013	2014	2013 (o)
Income:
Dividend distributions received	$508,426	$285,739	$787,727	$748,145	$—	$2,035
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	508,426	285,739	787,727	748,145	—	2,035

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	63,401
Net realized gain (loss)	1,356,956	455,400	4,796,381	2,951,725	—	(49,594)

Realized gains (losses)	1,356,956	455,400	4,796,381	2,951,725	—	13,807

Unrealized appreciation (depreciation) during the period	2,886,196	12,575,826	2,811,148	17,410,823	—	53,964

Net increase (decrease) in contract owners’ equity from operations	4,751,578	13,316,965	8,395,256	21,110,693	—	69,806

Changes from principal transactions:
Purchase payments	3,920,757	3,908,250	4,784,311	5,152,819	—	149,027
Transfers between sub-accounts and the company	754,981	389,819	475,749	(721,205)	—	(2,449,902)
Transfers on general account policy loans	(703,172)	(210,581)	(768,079)	(347,956)	—	(6,790)
Withdrawals	(1,635,977)	(1,914,230)	(2,925,126)	(4,381,111)	—	(1,531)
Annual contract fee	(2,753,437)	(2,621,279)	(4,110,003)	(3,939,889)	—	(52,644)

Net increase (decrease) in contract owners’ equity from principal transactions	(416,848)	(448,021)	(2,543,148)	(4,237,342)	—	(2,361,840)

Total increase (decrease) in contract owners’ equity	4,334,730	12,868,944	5,852,108	16,873,351	—	(2,292,034)
Contract owners’ equity at beginning of period	58,238,051	45,369,108	83,049,842	66,176,491	—	2,292,034

Contract owners’ equity at end of period	$62,572,781	$58,238,052	$88,901,950	$83,049,842	$—	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	2,636,896	2,640,584	3,776,062	3,950,515	—	199,413
Units issued	260,527	306,323	320,384	246,385	—	49,954
Units redeemed	(263,184)	(310,011)	(390,562)	(420,838)	—	(249,367)

Units, end of period	2,634,239	2,636,896	3,705,884	3,776,062	—	—

(o)	Terminated as an investment option and funds transferred to High Yield Trust on April 29, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American International Trust Series I		American New World Trust Series I		Blue Chip Growth Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$415,577	$380,396	$65,464	$60,540	$—	$88,247
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	415,577	380,396	65,464	60,540	—	88,247

Realized gains (losses) on investments:
Capital gain distributions received	—	—	185,939	—	1,476,283	—
Net realized gain (loss)	1,492,731	(712,353)	143,918	36,780	2,200,174	2,086,380

Realized gains (losses)	1,492,731	(712,353)	329,857	36,780	3,676,457	2,086,380

Unrealized appreciation (depreciation) during the period	(3,204,471)	7,863,351	(1,035,029)	508,131	(430,505)	9,169,546

Net increase (decrease) in contract owners’ equity from operations	(1,296,163)	7,531,394	(639,708)	605,451	3,245,952	11,344,173

Changes from principal transactions:
Purchase payments	3,695,885	3,670,504	896,496	590,109	1,184,730	1,347,419
Transfers between sub-accounts and the company	(2,127,750)	(652,283)	1,397,386	2,143,555	(250,786)	(735,776)
Transfers on general account policy loans	(251,743)	(32,753)	18,483	(28,457)	(133,206)	28,971
Withdrawals	(1,318,630)	(2,183,663)	(361,548)	(29,215)	(1,093,704)	(1,493,344)
Annual contract fee	(1,712,905)	(1,970,816)	(413,972)	(309,675)	(1,998,866)	(1,860,740)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,715,143)	(1,169,011)	1,536,845	2,366,317	(2,291,832)	(2,713,470)

Total increase (decrease) in contract owners’ equity	(3,011,306)	6,362,383	897,137	2,971,768	954,120	8,630,703
Contract owners’ equity at beginning of period	42,781,622	36,419,239	6,762,592	3,790,824	37,644,748	29,014,045

Contract owners’ equity at end of period	$39,770,316	$42,781,622	$7,659,729	$6,762,592	$38,598,868	$37,644,748

	2014	2013	2014	2013	2014	2013
Units, beginning of period	1,957,216	1,966,071	386,645	240,337	817,615	890,596
Units issued	238,722	269,939	172,807	176,265	66,046	69,662
Units redeemed	(316,858)	(278,794)	(82,341)	(29,957)	(115,050)	(142,643)

Units, end of period	1,879,080	1,957,216	477,111	386,645	768,611	817,615

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Blue Chip Growth Trust Series NAV		Bond Trust Series I		Bond Trust Series NAV
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$—	$85,601	$28,805	$22,128	$190,090	$160,269
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	85,601	28,805	22,128	190,090	160,269

Realized gains (losses) on investments:
Capital gain distributions received	1,576,300	—	—	6,613	—	40,421
Net realized gain (loss)	2,450,446	1,286,414	(921)	(3,559)	(10,586)	(3,646)

Realized gains (losses)	4,026,746	1,286,414	(921)	3,054	(10,586)	36,775

Unrealized appreciation (depreciation) during the period	(648,784)	7,745,369	24,441	(38,539)	176,416	(270,267)

Net increase (decrease) in contract owners’ equity from operations	3,377,962	9,117,384	52,325	(13,357)	355,920	(73,223)

Changes from principal transactions:
Purchase payments	4,405,252	3,212,884	37,542	17,743	770,991	831,613
Transfers between sub-accounts and the company	4,035,574	3,292,250	402,935	(60,426)	1,368,752	(345,869)
Transfers on general account policy loans	(261,679)	(366,889)	289	631	(13,274)	(38,017)
Withdrawals	(1,075,807)	(766,764)	(13,780)	(184,777)	(151,167)	(41,497)
Annual contract fee	(1,869,498)	(1,401,146)	(75,017)	(50,711)	(403,985)	(324,641)

Net increase (decrease) in contract owners’ equity from principal transactions	5,233,842	3,970,335	351,969	(277,540)	1,571,317	81,589

Total increase (decrease) in contract owners’ equity	8,611,804	13,087,719	404,294	(290,897)	1,927,237	8,366
Contract owners’ equity at beginning of period	33,821,956	20,734,237	693,852	984,749	5,488,759	5,480,393

Contract owners’ equity at end of period	$42,433,760	$33,821,956	$1,098,146	$693,852	$7,415,996	$5,488,759

	2014	2013	2014	2013	2014	2013
Units, beginning of period	301,803	261,673	65,646	91,895	518,925	511,316
Units issued	90,119	80,867	40,761	9,894	239,782	78,521
Units redeemed	(44,891)	(40,737)	(7,962)	(36,143)	(94,673)	(70,912)

Units, end of period	347,031	301,803	98,445	65,646	664,034	518,925

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Capital Appreciation Trust Series I		Capital Appreciation Trust Series NAV		Capital Appreciation Value Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$12,279	$57,538	$16,277	$36,926	$17,748	$9,042
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	12,279	57,538	16,277	36,926	17,748	9,042

Realized gains (losses) on investments:
Capital gain distributions received	2,825,406	—	2,112,416	—	285,644	42,060
Net realized gain (loss)	2,257,611	2,250,595	1,437,824	921,638	(95,592)	105,924

Realized gains (losses)	5,083,017	2,250,595	3,550,240	921,638	190,052	147,984

Unrealized appreciation (depreciation) during the period	(2,691,578)	5,272,530	(1,846,723)	3,697,683	(58,251)	12,675

Net increase (decrease) in contract owners’ equity from operations	2,403,718	7,580,663	1,719,794	4,656,247	149,549	169,701

Changes from principal transactions:
Purchase payments	992,102	1,021,894	1,789,466	1,510,497	15,429	7,068
Transfers between sub-accounts and the company	616,061	(2,520,733)	1,269,176	217,293	191,556	221,554
Transfers on general account policy loans	37,679	(300,030)	(132,234)	(154,515)	—	—
Withdrawals	(1,608,353)	(2,080,913)	(591,537)	(314,612)	(103,186)	(2,683)
Annual contract fee	(1,402,382)	(1,336,167)	(843,886)	(826,615)	(36,884)	(25,767)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,364,893)	(5,215,949)	1,490,985	432,048	66,915	200,172

Total increase (decrease) in contract owners’ equity	1,038,825	2,364,714	3,210,779	5,088,295	216,464	369,873
Contract owners’ equity at beginning of period	26,365,239	24,000,525	17,076,037	11,987,742	879,050	509,177

Contract owners’ equity at end of period	$27,404,064	$26,365,239	$20,286,816	$17,076,037	$1,095,514	$879,050

	2014	2013	2014	2013	2014	2013
Units, beginning of period	1,166,905	1,459,620	769,990	743,281	56,419	39,971
Units issued	165,882	39,614	246,142	191,180	165,007	105,253
Units redeemed	(226,667)	(332,329)	(182,126)	(164,471)	(158,774)	(88,805)

Units, end of period	1,106,120	1,166,905	834,006	769,990	62,652	56,419

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Capital Appreciation Value Trust Series NAV		Core Allocation Plus Trust Series I		Core Allocation Plus Trust Series NAV
	2014	2013	2014	2013 (k)	2014	2013 (k)
Income:
Dividend distributions received	$316,266	$189,663	$—	$4,063	$—	$438,094
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	316,266	189,663	—	4,063	—	438,094

Realized gains (losses) on investments:
Capital gain distributions received	2,361,804	1,187,673	—	42,871	—	4,529,431
Net realized gain (loss)	221,852	329,890	—	(26,155)	—	(2,614,562)

Realized gains (losses)	2,583,656	1,517,563	—	16,716	—	1,914,869

Unrealized appreciation (depreciation) during the period	(589,726)	902,712	—	905	—	(56,852)

Net increase (decrease) in contract owners’ equity from operations	2,310,196	2,609,938	—	21,684	—	2,296,111

Changes from principal transactions:
Purchase payments	4,156,796	2,699,807	—	2,809	—	1,993,416
Transfers between sub-accounts and the company	2,433,750	1,012,843	—	(109,595)	—	(14,077,647)
Transfers on general account policy loans	(48,709)	(15,276)	—	—	—	32,280
Withdrawals	(132,538)	(163,692)	—	(10,391)	—	(101,070)
Annual contract fee	(1,043,980)	(820,182)	—	(9,630)	—	(521,736)

Net increase (decrease) in contract owners’ equity from principal transactions	5,365,319	2,713,500	—	(126,807)	—	(12,674,757)

Total increase (decrease) in contract owners’ equity	7,675,515	5,323,438	—	(105,123)	—	(10,378,646)
Contract owners’ equity at beginning of period	15,829,466	10,506,028	—	105,123	—	10,378,646

Contract owners’ equity at end of period	$23,504,981	$15,829,466	$—	$—	$—	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	1,014,374	823,375	—	9,908	—	976,502
Units issued	449,486	431,231	—	2,958	—	277,936
Units redeemed	(123,520)	(240,232)	—	(12,866)	—	(1,254,438)

Units, end of period	1,340,340	1,014,374	—	—	—	—

(k)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Core Bond Trust Series I		Core Bond Trust Series NAV		Core Strategy Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$39,393	$29,040	$168,146	$86,323	$43,934	$10,496
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	39,393	29,040	168,146	86,323	43,934	10,496

Realized gains (losses) on investments:
Capital gain distributions received	—	51,633	—	149,990	5,865	39,770
Net realized gain (loss)	(28,112)	(11,158)	(31,962)	(25,328)	31,443	4,500

Realized gains (losses)	(28,112)	40,475	(31,962)	124,662	37,308	44,270

Unrealized appreciation (depreciation) during the period	63,951	(103,269)	128,708	(266,523)	28,265	27,450

Net increase (decrease) in contract owners’ equity from operations	75,232	(33,754)	264,892	(55,538)	109,507	82,216

Changes from principal transactions:
Purchase payments	27,803	49,863	577,775	320,377	54,769	11,765
Transfers between sub-accounts and the company	137,901	(282,961)	1,981,497	32,560	8,048	1,566,231
Transfers on general account policy loans	(77,082)	(1,120)	(36,519)	(15,240)	3,826	399
Withdrawals	(90,978)	(359,696)	(113,060)	(52,803)	(68,562)	(13,959)
Annual contract fee	(52,921)	(55,365)	(203,647)	(160,213)	(120,786)	(22,838)

Net increase (decrease) in contract owners’ equity from principal transactions	(55,277)	(649,279)	2,206,046	124,681	(122,705)	1,541,598

Total increase (decrease) in contract owners’ equity	19,955	(683,033)	2,470,938	69,143	(13,198)	1,623,814
Contract owners’ equity at beginning of period	1,314,386	1,997,419	3,988,222	3,919,079	1,834,658	210,844

Contract owners’ equity at end of period	$1,334,341	$1,314,386	$6,459,160	$3,988,222	$1,821,460	$1,834,658

	2014	2013	2014	2013	2014	2013
Units, beginning of period	68,770	102,252	260,011	250,101	132,601	18,159
Units issued	18,989	11,717	168,247	141,979	7,606	117,141
Units redeemed	(21,855)	(45,199)	(31,020)	(132,069)	(16,139)	(2,699)

Units, end of period	65,904	68,770	397,238	260,011	124,068	132,601

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Core Strategy Trust Series NAV		Disciplined Diversification Trust Series I		Disciplined Diversification Trust Series NAV
	2014	2013	2014	2013 (k)	2014	2013 (k)
Income:
Dividend distributions received	$3,370,634	$707,731	$—	$9,200	$—	$873,169
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	3,370,634	707,731	—	9,200	—	873,169

Realized gains (losses) on investments:
Capital gain distributions received	419,244	5,078,114	—	107,691	—	10,039,703
Net realized gain (loss)	1,782,772	1,070,795	—	(62,422)	—	(6,067,296)

Realized gains (losses)	2,202,016	6,148,909	—	45,269	—	3,972,407

Unrealized appreciation (depreciation) during the period	1,667,344	2,415,845	—	(19,910)	—	(1,819,271)

Net increase (decrease) in contract owners’ equity from operations	7,239,994	9,272,485	—	34,559	—	3,026,305

Changes from principal transactions:
Purchase payments	19,179,849	8,596,810	—	9,303	—	4,214,414
Transfers between sub-accounts and the company	4,352,552	62,282,846	—	(224,967)	—	(23,163,292)
Transfers on general account policy loans	2,989,176	(106,619)	—	—	—	(18,492)
Withdrawals	(1,742,229)	(557,476)	—	(88,912)	—	(2,447,175)
Annual contract fee	(8,071,278)	(4,191,234)	—	(13,325)	—	(1,320,580)

Net increase (decrease) in contract owners’ equity from principal transactions	16,708,070	66,024,327	—	(317,901)	—	(22,735,125)

Total increase (decrease) in contract owners’ equity	23,948,064	75,296,812	—	(283,342)	—	(19,708,820)
Contract owners’ equity at beginning of period	113,767,010	38,470,198	—	283,342	—	19,708,820

Contract owners’ equity at end of period	$137,715,074	$113,767,010	$—	$—	$—	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	8,195,796	3,305,943	—	24,668	—	1,711,669
Units issued	1,984,040	5,444,561	—	3,810	—	641,526
Units redeemed	(833,380)	(554,708)	—	(28,478)	—	(2,353,195)

Units, end of period	9,346,456	8,195,796	—	—	—	—

(k)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Emerging Markets Value Trust Series I		Emerging Markets Value Trust Series NAV		Equity-Income Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$62,531	$43,184	$467,704	$283,828	$833,083	$821,593
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	62,531	43,184	467,704	283,828	833,083	821,593

Realized gains (losses) on investments:
Capital gain distributions received	124,675	112,489	834,321	714,679	3,930,791	—
Net realized gain (loss)	(87,721)	(1,480,361)	(728,340)	(1,017,333)	962,520	148,307

Realized gains (losses)	36,954	(1,367,872)	105,981	(302,654)	4,893,311	148,307

Unrealized appreciation (depreciation) during the period	(205,263)	1,301,611	(1,974,817)	(455,821)	(2,408,611)	10,642,298

Net increase (decrease) in contract owners’ equity from operations	(105,778)	(23,077)	(1,401,132)	(474,647)	3,317,783	11,612,198

Changes from principal transactions:
Purchase payments	111,950	145,531	3,287,268	2,571,174	1,499,423	1,742,219
Transfers between sub-accounts and the company	(461,557)	(4,453,939)	641,526	5,624,085	(833,202)	(3,616,934)
Transfers on general account policy loans	14,781	(470)	(163,714)	(155,720)	9,159	(13,066)
Withdrawals	(85,590)	(131,422)	(174,379)	(270,196)	(2,273,467)	(2,513,044)
Annual contract fee	(121,959)	(132,640)	(1,074,594)	(933,040)	(2,373,633)	(2,442,320)

Net increase (decrease) in contract owners’ equity from principal transactions	(542,375)	(4,572,940)	2,516,107	6,836,303	(3,971,720)	(6,843,145)

Total increase (decrease) in contract owners’ equity	(648,153)	(4,596,017)	1,114,975	6,361,656	(653,937)	4,769,053
Contract owners’ equity at beginning of period	3,434,567	8,030,584	22,122,172	15,760,516	46,083,239	41,314,186

Contract owners’ equity at end of period	$2,786,414	$3,434,567	$23,237,147	$22,122,172	$45,429,302	$46,083,239

	2014	2013	2014	2013	2014	2013
Units, beginning of period	230,094	520,696	1,848,613	1,275,136	1,079,152	1,258,128
Units issued	33,735	43,648	587,015	932,353	19,581	52,805
Units redeemed	(66,292)	(334,250)	(383,778)	(358,876)	(108,844)	(231,781)

Units, end of period	197,537	230,094	2,051,850	1,848,613	989,889	1,079,152

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Equity-Income Trust Series NAV		Financial Industries Trust Series I		Financial Industries Trust Series NAV
	2014	2013	2014 (g)	2013	2014 (g)	2013
Income:
Dividend distributions received	$1,243,656	$1,098,431	$16,840	$13,024	$44,936	$28,872
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	1,243,656	1,098,431	16,840	13,024	44,936	28,872

Realized gains (losses) on investments:
Capital gain distributions received	5,614,392	—	—	21,553	—	44,507
Net realized gain (loss)	2,561,506	2,401,261	35,367	467,627	220,159	288,020

Realized gains (losses)	8,175,898	2,401,261	35,367	489,180	220,159	332,527

Unrealized appreciation (depreciation) during the period	(4,692,964)	10,055,300	144,622	167,854	231,070	733,810

Net increase (decrease) in contract owners’ equity from operations	4,726,590	13,554,992	196,829	670,058	496,165	1,095,209

Changes from principal transactions:
Purchase payments	5,973,382	5,156,960	84,921	106,021	527,894	417,569
Transfers between sub-accounts and the company	202,974	4,067,095	438,285	(160,920)	987,507	316,379
Transfers on general account policy loans	(454,234)	(339,164)	(1,403)	(3,474)	(87,072)	(30,117)
Withdrawals	(1,584,327)	(1,329,194)	(55,724)	(123,835)	(160,956)	(73,734)
Annual contract fee	(2,550,694)	(2,433,539)	(73,865)	(84,633)	(302,751)	(255,273)

Net increase (decrease) in contract owners’ equity from principal transactions	1,587,101	5,122,158	392,214	(266,841)	964,622	374,824

Total increase (decrease) in contract owners’ equity	6,313,691	18,677,150	589,043	403,217	1,460,787	1,470,033
Contract owners’ equity at beginning of period	61,302,222	42,625,072	2,218,050	1,814,833	4,735,585	3,265,552

Contract owners’ equity at end of period	$67,615,913	$61,302,222	$2,807,093	$2,218,050	$6,196,372	$4,735,585

	2014	2013	2014	2013	2014	2013
Units, beginning of period	1,438,076	1,300,405	101,898	109,014	180,754	163,112
Units issued	228,900	351,090	22,363	77,616	61,397	70,725
Units redeemed	(192,110)	(213,419)	(5,569)	(84,732)	(24,458)	(53,083)

Units, end of period	1,474,866	1,438,076	118,692	101,898	217,693	180,754

(g)	Renamed on November 10, 2014. Previously known as Financial Services Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Franklin Templeton Founding Allocation Trust Series I		Franklin Templeton Founding Allocation Trust Series NAV		Fundamental All Cap Core Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$12,700	$8,822	$1,278,471	$641,749	$3,535	$14,132
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	12,700	8,822	1,278,471	641,749	3,535	14,132

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	28,160	56,708	788,637	290,616	356,496	51,712

Realized gains (losses)	28,160	56,708	788,637	290,616	356,496	51,712

Unrealized appreciation (depreciation) during the period	(28,843)	19,139	(1,200,985)	2,872,939	(267,603)	360,012

Net increase (decrease) in contract owners’ equity from operations	12,017	84,669	866,123	3,805,304	92,428	425,856

Changes from principal transactions:
Purchase payments	4,076	4,279	3,659,276	2,750,356	19,023	30,213
Transfers between sub-accounts and the company	27,920	(2,253)	9,076,309	9,044,921	(840,249)	621,366
Transfers on general account policy loans	—	—	(68,611)	1,320	8,264	7,844
Withdrawals	(25,027)	(73,509)	(270,077)	(136,714)	(26,591)	(70,244)
Annual contract fee	(12,165)	(9,554)	(1,594,623)	(1,097,588)	(51,569)	(113,965)

Net increase (decrease) in contract owners’ equity from principal transactions	(5,196)	(81,037)	10,802,274	10,562,295	(891,122)	475,214

Total increase (decrease) in contract owners’ equity	6,821	3,632	11,668,397	14,367,599	(798,694)	901,070
Contract owners’ equity at beginning of period	392,683	389,051	28,030,003	13,662,404	1,694,456	793,386

Contract owners’ equity at end of period	$399,504	$392,683	$39,698,400	$28,030,003	$895,762	$1,694,456

	2014	2013	2014	2013	2014	2013
Units, beginning of period	27,876	34,365	1,985,708	1,205,044	50,985	32,437
Units issued	3,534	3,186	928,425	887,567	3,439	25,604
Units redeemed	(3,878)	(9,675)	(185,276)	(106,903)	(29,866)	(7,056)

Units, end of period	27,532	27,876	2,728,857	1,985,708	24,558	50,985

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Fundamental All Cap Core Trust Series NAV		Fundamental Holdings Trust Series I		Fundamental Large Cap Value Trust Series I
	2014	2013	2014	2013 (k)	2014	2013
Income:
Dividend distributions received	$52,401	$105,337	$—	$86,540	$209,238	$15,550
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	52,401	105,337	—	86,540	209,238	15,550

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	1,662,305	—	—
Net realized gain (loss)	898,753	795,919	—	(828,090)	372,776	116,148

Realized gains (losses)	898,753	795,919	—	834,215	372,776	116,148

Unrealized appreciation (depreciation) during the period	123,164	2,363,455	—	(324,323)	193,541	301,292

Net increase (decrease) in contract owners’ equity from operations	1,074,318	3,264,711	—	596,432	775,555	432,990

Changes from principal transactions:
Purchase payments	798,243	942,472	—	625,858	411,039	41,231
Transfers between sub-accounts and the company	(1,098,849)	1,107,176	—	(4,888,680)	33,551,739	4,802,310
Transfers on general account policy loans	(106,535)	(172,602)	—	32,601	(65,726)	(255)
Withdrawals	(383,175)	(212,152)	—	(69,684)	(602,464)	(66,073)
Annual contract fee	(648,811)	(622,000)	—	(346,564)	(566,126)	(101,522)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,439,127)	1,042,894	—	(4,646,469)	32,728,462	4,675,691

Total increase (decrease) in contract owners’ equity	(364,809)	4,307,605	—	(4,050,037)	33,504,017	5,108,681
Contract owners’ equity at beginning of period	12,509,882	8,202,277	—	4,050,037	6,033,818	925,137

Contract owners’ equity at end of period	$12,145,073	$12,509,882	$—	$—	$39,537,835	$6,033,818

	2014	2013	2014	2013	2014	2013
Units, beginning of period	634,270	565,017	—	276,226	235,331	47,777
Units issued	73,628	218,745	—	73,385	1,238,799	221,009
Units redeemed	(147,125)	(149,492)	—	(349,611)	(79,995)	(33,455)

Units, end of period	560,773	634,270	—	—	1,394,135	235,331

(k)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Fundamental Large Cap Value Trust Series NAV		Fundamental Value Trust Series I		Fundamental Value Trust Series NAV
	2014	2013	2014 (m)	2013	2014 (m)	2013
Income:
Dividend distributions received	$205,822	$56,305	$547,688	$403,613	$220,648	$157,663
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	205,822	56,305	547,688	403,613	220,648	157,663

Realized gains (losses) on investments:
Capital gain distributions received	—	—	7,675,158	—	3,009,845	—
Net realized gain (loss)	626,451	316,738	9,616,529	1,353,297	1,874,769	691,623

Realized gains (losses)	626,451	316,738	17,291,687	1,353,297	4,884,614	691,623

Unrealized appreciation (depreciation) during the period	886,595	903,878	(15,550,163)	7,222,950	(4,193,298)	2,539,629

Net increase (decrease) in contract owners’ equity from operations	1,718,868	1,276,921	2,289,212	8,979,860	911,964	3,388,915

Changes from principal transactions:
Purchase payments	2,539,701	844,887	1,173,954	1,522,382	844,818	1,127,570
Transfers between sub-accounts and the company	16,130,512	11,495,413	(35,046,674)	(413,390)	(13,989,253)	(885,989)
Transfers on general account policy loans	(153,814)	(1,589)	(63,375)	(64,625)	(90,519)	(60,761)
Withdrawals	(594,142)	(62,526)	(990,035)	(1,766,571)	(256,071)	(121,824)
Annual contract fee	(968,659)	(273,650)	(1,719,617)	(2,010,891)	(429,156)	(516,731)

Net increase (decrease) in contract owners’ equity from principal transactions	16,953,598	12,002,535	(36,645,747)	(2,733,095)	(13,920,181)	(457,735)

Total increase (decrease) in contract owners’ equity	18,672,466	13,279,456	(34,356,535)	6,246,765	(13,008,217)	2,931,180
Contract owners’ equity at beginning of period	15,103,313	1,823,857	34,356,535	28,109,770	13,008,217	10,077,037

Contract owners’ equity at end of period	$33,775,779	$15,103,313	$—	$34,356,535	$—	$13,008,217

	2014	2013	2014	2013	2014	2013
Units, beginning of period	837,185	133,920	1,409,617	1,539,888	745,435	771,608
Units issued	1,042,319	815,588	10,903	26,175	123,451	154,304
Units redeemed	(187,701)	(112,323)	(1,420,520)	(156,446)	(868,886)	(180,477)

Units, end of period	1,691,803	837,185	—	1,409,617	—	745,435

(m)	Terminated as an investment option and funds transferred to Fundamental Large Cap Value Trust on November 10, 2014.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Global Bond Trust Series I		Global Bond Trust Series NAV		Global Diversification Trust Series I
	2014	2013	2014	2013	2014	2013 (k)
Income:
Dividend distributions received	$59,130	$31,941	$233,519	$116,863	$—	$237,258
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	59,130	31,941	233,519	116,863	—	237,258

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	1	—	3,319,857
Net realized gain (loss)	94,452	222,243	122,910	(304,134)	—	(1,196,984)

Realized gains (losses)	94,452	222,243	122,910	(304,133)	—	2,122,873

Unrealized appreciation (depreciation) during the period	1,183	(654,625)	232,347	(1,187,138)	—	(681,414)

Net increase (decrease) in contract owners’ equity from operations	154,765	(400,441)	588,776	(1,374,408)	—	1,678,717

Changes from principal transactions:
Purchase payments	238,509	283,412	3,362,157	3,191,256	—	1,793,966
Transfers between sub-accounts and the company	(264,388)	(35,418)	(1,415,897)	305,772	—	(14,043,972)
Transfers on general account policy loans	8,680	(788)	(371,243)	(150,351)	—	41,179
Withdrawals	(398,435)	(498,570)	(464,233)	(554,998)	—	(118,828)
Annual contract fee	(283,897)	(354,005)	(1,127,720)	(1,237,938)	—	(871,892)

Net increase (decrease) in contract owners’ equity from principal transactions	(699,531)	(605,369)	(16,936)	1,553,741	—	(13,199,547)

Total increase (decrease) in contract owners’ equity	(544,766)	(1,005,810)	571,840	179,333	—	(11,520,830)
Contract owners’ equity at beginning of period	6,602,459	7,608,269	22,655,553	22,476,220	—	11,520,830

Contract owners’ equity at end of period	$6,057,693	$6,602,459	$23,227,393	$22,655,553	$—	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	219,957	239,737	753,201	705,877	—	750,186
Units issued	12,625	24,093	138,638	263,510	—	203,670
Units redeemed	(35,275)	(43,873)	(137,846)	(216,186)	—	(953,856)

Units, end of period	197,307	219,957	753,993	753,201	—	—

(k)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Global Trust Series I		Global Trust Series NAV		Health Sciences Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$252,374	$98,803	$585,288	$73,001	$—	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	252,374	98,803	585,288	73,001	—	—

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	1,485,133	843,535
Net realized gain (loss)	87,609	47,546	517,450	194,538	1,913,684	652,987

Realized gains (losses)	87,609	47,546	517,450	194,538	3,398,817	1,496,522

Unrealized appreciation (depreciation) during the period	(561,998)	1,615,151	(1,483,151)	971,657	(76,848)	2,200,435

Net increase (decrease) in contract owners’ equity from operations	(222,015)	1,761,500	(380,413)	1,239,196	3,321,969	3,696,957

Changes from principal transactions:
Purchase payments	266,175	247,523	967,444	461,804	253,914	262,014
Transfers between sub-accounts and the company	6,631,617	(91,648)	24,808,964	(82,486)	1,025,820	776,496
Transfers on general account policy loans	82,201	(5,452)	(68,316)	(174,203)	(166,025)	(736)
Withdrawals	(180,631)	(211,774)	(170,147)	(117,681)	(404,912)	(866,177)
Annual contract fee	(525,644)	(513,892)	(465,197)	(263,594)	(367,689)	(337,814)

Net increase (decrease) in contract owners’ equity from principal transactions	6,273,718	(575,243)	25,072,748	(176,160)	341,108	(166,217)

Total increase (decrease) in contract owners’ equity	6,051,703	1,186,257	24,692,335	1,063,036	3,663,077	3,530,740
Contract owners’ equity at beginning of period	7,141,451	5,955,194	5,130,127	4,067,091	11,155,646	7,624,906

Contract owners’ equity at end of period	$13,193,154	$7,141,451	$29,822,462	$5,130,127	$14,818,723	$11,155,646

	2014	2013	2014	2013	2014	2013
Units, beginning of period	217,924	238,220	289,774	301,022	212,988	219,930
Units issued	228,132	6,596	1,540,180	44,692	72,828	40,008
Units redeemed	(32,671)	(26,892)	(102,071)	(55,940)	(71,198)	(46,950)

Units, end of period	413,385	217,924	1,727,883	289,774	214,618	212,988

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Health Sciences Trust Series NAV		High Yield Trust Series I		High Yield Trust Series NAV
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$—	$—	$996,444	$983,263	$1,726,481	$1,530,990
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	—	996,444	983,263	1,726,481	1,530,990

Realized gains (losses) on investments:
Capital gain distributions received	3,185,351	1,383,916	—	—	—	—
Net realized gain (loss)	1,976,805	1,582,019	(588,074)	(800,253)	58,278	(673,700)

Realized gains (losses)	5,162,156	2,965,935	(588,074)	(800,253)	58,278	(673,700)

Unrealized appreciation (depreciation) during the period	1,523,164	2,739,126	(366,681)	1,028,356	(1,782,265)	894,422

Net increase (decrease) in contract owners’ equity from operations	6,685,320	5,705,061	41,689	1,211,366	2,494	1,751,712

Changes from principal transactions:
Purchase payments	2,831,104	1,800,012	455,498	564,509	2,367,011	2,006,306
Transfers between sub-accounts and the company	2,546,169	4,187,562	(26,653)	(78,591)	2,151,741	1,981,583
Transfers on general account policy loans	(219,401)	(315,381)	(15,629)	83,709	(196,884)	(131,115)
Withdrawals	(503,049)	(365,365)	(638,109)	(410,352)	(531,942)	(389,545)
Annual contract fee	(1,174,122)	(797,687)	(775,947)	(829,720)	(1,183,059)	(1,102,406)

Net increase (decrease) in contract owners’ equity from principal transactions	3,480,701	4,509,141	(1,000,840)	(670,445)	2,606,867	2,364,823

Total increase (decrease) in contract owners’ equity	10,166,021	10,214,202	(959,151)	540,921	2,609,361	4,116,535
Contract owners’ equity at beginning of period	19,734,057	9,519,855	15,051,943	14,511,022	23,434,225	19,317,690

Contract owners’ equity at end of period	$29,900,078	$19,734,057	$14,092,792	$15,051,943	$26,043,586	$23,434,225

	2014	2013	2014	2013	2014	2013
Units, beginning of period	483,536	352,783	470,728	492,500	1,108,931	993,439
Units issued	178,023	240,823	18,781	42,386	345,751	526,658
Units redeemed	(105,911)	(110,070)	(49,280)	(64,158)	(222,259)	(411,166)

Units, end of period	555,648	483,536	440,229	470,728	1,232,423	1,108,931

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	International Core Trust Series I		International Core Trust Series NAV		International Equity Index Trust B Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$511,933	$373,988	$411,977	$232,064	$406,030	$325,012
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	511,933	373,988	411,977	232,064	406,030	325,012

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(418,055)	(1,197,506)	493,181	108,478	229,982	201,297

Realized gains (losses)	(418,055)	(1,197,506)	493,181	108,478	229,982	201,297

Unrealized appreciation (depreciation) during the period	(1,007,932)	3,873,488	(1,725,638)	1,281,156	(1,226,984)	1,339,247

Net increase (decrease) in contract owners’ equity from operations	(914,054)	3,049,970	(820,480)	1,621,698	(590,972)	1,865,556

Changes from principal transactions:
Purchase payments	590,094	592,280	1,173,587	632,970	454,632	612,359
Transfers between sub-accounts and the company	179,747	(124,751)	1,981,602	1,768,059	(520,274)	(467,452)
Transfers on general account policy loans	25,934	(8,085)	(234,657)	(31,698)	(37,472)	(9,826)
Withdrawals	(702,702)	(1,898,121)	(171,201)	(81,146)	(261,204)	(1,096,009)
Annual contract fee	(762,726)	(789,773)	(449,841)	(340,850)	(591,127)	(658,024)

Net increase (decrease) in contract owners’ equity from principal transactions	(669,653)	(2,228,450)	2,299,490	1,947,335	(955,445)	(1,618,952)

Total increase (decrease) in contract owners’ equity	(1,583,707)	821,520	1,479,010	3,569,033	(1,546,417)	246,604
Contract owners’ equity at beginning of period	14,658,633	13,837,113	9,260,360	5,691,327	14,066,189	13,819,585

Contract owners’ equity at end of period	$13,074,926	$14,658,633	$10,739,370	$9,260,360	$12,519,772	$14,066,189

	2014	2013	2014	2013	2014	2013
Units, beginning of period	626,571	739,290	537,522	413,372	1,158,258	1,303,538
Units issued	32,466	33,134	258,529	244,896	46,935	54,399
Units redeemed	(60,056)	(145,853)	(127,536)	(120,746)	(124,403)	(199,679)

Units, end of period	598,981	626,571	668,515	537,522	1,080,790	1,158,258

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	International Equity Index Trust B Series NAV		International Growth Stock Trust Series I		International Growth Stock Trust Series NAV
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$1,232,888	$820,447	$38,249	$26,054	$155,294	$81,600
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	1,232,888	820,447	38,249	26,054	155,294	81,600

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	855,294	218,491	137,630	18,234	247,099	96,716

Realized gains (losses)	855,294	218,491	137,630	18,234	247,099	96,716

Unrealized appreciation (depreciation) during the period	(3,845,111)	3,142,220	(159,262)	332,364	(401,163)	975,805

Net increase (decrease) in contract owners’ equity from operations	(1,756,929)	4,181,158	16,617	376,652	1,230	1,154,121

Changes from principal transactions:
Purchase payments	4,772,166	4,578,707	75,619	96,949	895,601	741,834
Transfers between sub-accounts and the company	3,210,437	2,871,890	(386,724)	(115,394)	396,177	40,698
Transfers on general account policy loans	(168,581)	(275,123)	19,988	95	114,605	(146,117)
Withdrawals	(830,701)	(556,139)	(119,314)	(28,508)	(246,212)	(123,449)
Annual contract fee	(1,618,820)	(1,528,945)	(66,721)	(70,710)	(382,081)	(349,023)

Net increase (decrease) in contract owners’ equity from principal transactions	5,364,501	5,090,390	(477,152)	(117,568)	778,090	163,943

Total increase (decrease) in contract owners’ equity	3,607,572	9,271,548	(460,535)	259,084	779,320	1,318,064
Contract owners’ equity at beginning of period	35,682,703	26,411,155	2,352,740	2,093,656	7,373,394	6,055,330

Contract owners’ equity at end of period	$39,290,275	$35,682,703	$1,892,205	$2,352,740	$8,152,714	$7,373,394

	2014	2013	2014	2013	2014	2013
Units, beginning of period	749,769	635,628	189,797	201,169	594,174	581,593
Units issued	204,808	277,631	17,274	11,310	175,308	108,863
Units redeemed	(89,463)	(163,490)	(54,728)	(22,682)	(113,728)	(96,282)

Units, end of period	865,114	749,769	152,343	189,797	655,754	594,174

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	International Small Company Trust Series I		International Small Company Trust Series NAV		International Value Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$90,018	$136,203	$191,931	$174,560	$473,210	$284,163
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	90,018	136,203	191,931	174,560	473,210	284,163

Realized gains (losses) on investments:
Capital gain distributions received	—	1	—	—	—	(1)
Net realized gain (loss)	1,102,341	322,266	454,589	183,231	(460,835)	(893,281)

Realized gains (losses)	1,102,341	322,267	454,589	183,231	(460,835)	(893,282)

Unrealized appreciation (depreciation) during the period	(1,622,634)	1,025,541	(1,657,102)	1,647,125	(2,136,674)	4,587,072

Net increase (decrease) in contract owners’ equity from operations	(430,275)	1,484,011	(1,010,582)	2,004,916	(2,124,299)	3,977,953

Changes from principal transactions:
Purchase payments	249,582	302,645	2,236,538	1,570,368	577,299	587,783
Transfers between sub-accounts and the company	(1,328,194)	381,903	1,507,039	826,164	456,837	(38,508)
Transfers on general account policy loans	15,056	18,685	(126,202)	(77,230)	(62,155)	61,379
Withdrawals	(152,845)	(224,815)	(331,927)	(254,868)	(728,108)	(813,304)
Annual contract fee	(312,238)	(327,728)	(624,953)	(485,447)	(916,228)	(853,317)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,528,639)	150,690	2,660,495	1,578,987	(672,355)	(1,055,967)

Total increase (decrease) in contract owners’ equity	(1,958,914)	1,634,701	1,649,913	3,583,903	(2,796,654)	2,921,986
Contract owners’ equity at beginning of period	8,001,947	6,367,246	10,806,976	7,223,073	17,721,120	14,799,134

Contract owners’ equity at end of period	$6,043,033	$8,001,947	$12,456,889	$10,806,976	$14,924,466	$17,721,120

	2014	2013	2014	2013	2014	2013
Units, beginning of period	525,949	528,732	709,460	598,860	647,557	682,184
Units issued	133,382	134,498	376,852	226,522	54,106	76,040
Units redeemed	(232,709)	(137,281)	(208,374)	(115,922)	(78,319)	(110,667)

Units, end of period	426,622	525,949	877,938	709,460	623,344	647,557

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	International Value Trust Series NAV		Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series NAV
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$690,371	$326,182	$370,834	$501,513	$252,021	$278,351
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	690,371	326,182	370,834	501,513	252,021	278,351

Realized gains (losses) on investments:
Capital gain distributions received	—	—	28,366	248,726	18,425	135,917
Net realized gain (loss)	872,061	529,550	59,830	124,195	11,955	110,471

Realized gains (losses)	872,061	529,550	88,196	372,921	30,380	246,388

Unrealized appreciation (depreciation) during the period	(4,593,942)	3,082,360	214,333	(1,153,721)	115,025	(651,529)

Net increase (decrease) in contract owners’ equity from operations	(3,031,510)	3,938,092	673,363	(279,287)	397,426	(126,790)

Changes from principal transactions:
Purchase payments	1,825,490	1,662,305	457,394	516,648	1,140,146	935,938
Transfers between sub-accounts and the company	4,407,570	1,165,845	154,355	(304,394)	450,970	65,523
Transfers on general account policy loans	(95,512)	(93,716)	(259,304)	53,538	(28,211)	(64,844)
Withdrawals	(663,133)	(302,484)	(551,203)	(944,761)	(97,013)	(381,791)
Annual contract fee	(1,037,535)	(746,081)	(955,208)	(1,025,837)	(407,750)	(403,042)

Net increase (decrease) in contract owners’ equity from principal transactions	4,436,880	1,685,869	(1,153,966)	(1,704,806)	1,058,142	151,784

Total increase (decrease) in contract owners’ equity	1,405,370	5,623,961	(480,603)	(1,984,093)	1,455,568	24,994
Contract owners’ equity at beginning of period	20,189,916	14,565,955	12,718,243	14,702,336	7,073,740	7,048,746

Contract owners’ equity at end of period	$21,595,286	$20,189,916	$12,237,640	$12,718,243	$8,529,308	$7,073,740

	2014	2013	2014	2013	2014	2013
Units, beginning of period	1,144,431	1,042,070	396,154	449,161	467,207	456,809
Units issued	464,041	258,905	17,319	13,530	167,019	106,470
Units redeemed	(209,864)	(156,544)	(52,065)	(66,537)	(100,461)	(96,072)

Units, end of period	1,398,608	1,144,431	361,408	396,154	533,765	467,207

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Aggressive MVP Series I		Lifestyle Aggressive MVP Series NAV		Lifestyle Aggressive Trust PS Series NAV
	2014 (b)	2013	2014 (b)	2013	2014 (h)	2013
Income:
Dividend distributions received	$474,129	$524,300	$5,098,819	$3,851,932	$11,893	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	474,129	524,300	5,098,819	3,851,932	11,893	—

Realized gains (losses) on investments:
Capital gain distributions received	—	2	—	—	13,969	—
Net realized gain (loss)	1,740,263	(115,972)	4,886,806	3,311,893	776	—

Realized gains (losses)	1,740,263	(115,970)	4,886,806	3,311,893	14,745	—

Unrealized appreciation (depreciation) during the period	(1,951,240)	3,799,312	(7,282,531)	27,837,767	(15,766)	—

Net increase (decrease) in contract owners’ equity from operations	263,152	4,207,642	2,703,094	35,001,592	10,872	—

Changes from principal transactions:
Purchase payments	652,218	729,047	19,199,626	17,198,977	100,950	—
Transfers between sub-accounts and the company	(5,315,561)	4,833,980	835,498	(1,424,703)	428,586	—
Transfers on general account policy loans	(296,731)	(36,759)	(1,216,580)	(1,234,143)	—	—
Withdrawals	(1,168,137)	(604,329)	(3,979,898)	(2,522,567)	2,073	—
Annual contract fee	(819,003)	(853,636)	(8,978,760)	(8,064,559)	(19,114)	—

Net increase (decrease) in contract owners’ equity from principal transactions	(6,947,214)	4,068,303	5,859,886	3,953,005	512,495	—

Total increase (decrease) in contract owners’ equity	(6,684,062)	8,275,945	8,562,980	38,954,597	523,367	—
Contract owners’ equity at beginning of period	23,176,451	14,900,506	167,092,874	128,138,277	—	—

Contract owners’ equity at end of period	$16,492,389	$23,176,451	$175,655,854	$167,092,874	$523,367	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	754,313	614,525	9,085,360	8,832,500	—	—
Units issued	13,918	191,780	1,141,307	1,166,916	50,439	—
Units redeemed	(238,865)	(51,992)	(820,744)	(914,056)	(1,959)	—

Units, end of period	529,366	754,313	9,405,923	9,085,360	48,480	—

(b)	Renamed on May 5, 2014. Previously known as Lifestyle Aggressive Trust.
(h)	Sub-account available in prior year but no activity.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Balanced MVP Series I		Lifestyle Balanced MVP Series NAV		Lifestyle Balanced Trust PS Series NAV
	2014 (c)	2013	2014 (c)	2013	2014 (h)	2013
Income:
Dividend distributions received	$1,860,965	$1,801,707	$11,240,338	$9,701,432	$280,025	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	1,860,965	1,801,707	11,240,338	9,701,432	280,025	—

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	60,566	—
Net realized gain (loss)	52,111	(559,933)	3,562,646	4,015,930	3,826	—

Realized gains (losses)	52,111	(559,933)	3,562,646	4,015,930	64,392	—

Unrealized appreciation (depreciation) during the period	840,529	6,438,954	547,041	24,271,771	(232,531)	—

Net increase (decrease) in contract owners’ equity from operations	2,753,605	7,680,728	15,350,025	37,989,133	111,886	—

Changes from principal transactions:
Purchase payments	1,914,656	2,156,936	39,785,761	38,443,548	822,775	—
Transfers between sub-accounts and the company	896,077	1,900,654	13,526,729	29,820,670	9,736,431	—
Transfers on general account policy loans	(196,907)	(613,670)	(2,308,654)	(1,352,386)	—	—
Withdrawals	(3,731,444)	(2,738,602)	(7,529,126)	(7,193,978)	(263)	—
Annual contract fee	(2,850,827)	(3,041,002)	(23,581,071)	(21,162,141)	(367,596)	—

Net increase (decrease) in contract owners’ equity from principal transactions	(3,968,445)	(2,335,684)	19,893,639	38,555,713	10,191,347	—

Total increase (decrease) in contract owners’ equity	(1,214,840)	5,345,044	35,243,664	76,544,846	10,303,233	—
Contract owners’ equity at beginning of period	66,175,486	60,830,442	351,050,239	274,505,393	—	—

Contract owners’ equity at end of period	$64,960,646	$66,175,486	$386,293,903	$351,050,239	$10,303,233	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	1,952,403	2,024,123	20,832,197	18,390,415	—	—
Units issued	75,294	220,271	2,301,212	3,794,132	974,808	—
Units redeemed	(189,953)	(291,991)	(1,145,797)	(1,352,350)	(13,533)	—

Units, end of period	1,837,744	1,952,403	21,987,612	20,832,197	961,275	—

(c)	Renamed on May 5, 2014. Previously known as Lifestyle Balanced Trust.
(h)	Sub-account available in prior year but no activity.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Conservative MVP Series I		Lifestyle Conservative MVP Series NAV		Lifestyle Conservative Trust PS Series NAV
	2014 (d)	2013	2014 (d)	2013	2014 (h)	2013
Income:
Dividend distributions received	$117,568	$174,474	$958,883	$1,033,126	$5,672	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	117,568	174,474	958,883	1,033,126	5,672	—

Realized gains (losses) on investments:
Capital gain distributions received	249,475	171,436	1,805,610	985,732	903	—
Net realized gain (loss)	(38,870)	102,059	15,925	383,925	45	—

Realized gains (losses)	210,605	273,495	1,821,535	1,369,657	948	—

Unrealized appreciation (depreciation) during the period	(97,723)	(205,673)	(1,267,153)	(1,256,465)	(4,353)	—

Net increase (decrease) in contract owners’ equity from operations	230,450	242,296	1,513,265	1,146,318	2,267	—

Changes from principal transactions:
Purchase payments	156,393	271,293	4,008,435	3,699,782	9,565	—
Transfers between sub-accounts and the company	(302,748)	(1,458,940)	2,051,431	(536,236)	188,980	—
Transfers on general account policy loans	1,466	52,823	(395,509)	(177,740)	—	—
Withdrawals	(549,192)	(779,761)	(501,697)	(1,161,789)	2	—
Annual contract fee	(378,862)	(494,129)	(2,085,021)	(1,968,765)	(9,969)	—

Net increase (decrease) in contract owners’ equity from principal transactions	(1,072,943)	(2,408,714)	3,077,639	(144,748)	188,578	—

Total increase (decrease) in contract owners’ equity	(842,493)	(2,166,418)	4,590,904	1,001,570	190,845	—
Contract owners’ equity at beginning of period	5,019,278	7,185,696	29,022,957	28,021,387	—	—

Contract owners’ equity at end of period	$4,176,785	$5,019,278	$33,613,861	$29,022,957	$190,845	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	150,284	223,498	1,857,470	1,865,142	—	—
Units issued	13,756	42,933	425,039	525,775	18,470	—
Units redeemed	(44,960)	(116,147)	(233,125)	(533,447)	(442)	—

Units, end of period	119,080	150,284	2,049,384	1,857,470	18,028	—

(d)	Renamed on May 5, 2014. Previously known as Lifestyle Conservative Trust.
(h)	Sub-account available in prior year but no activity.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Growth MVP Series I		Lifestyle Growth MVP Series NAV		Lifestyle Growth Trust PS Series NAV
	2014 (e)	2013	2014 (e)	2013	2014 (h)	2013
Income:
Dividend distributions received	$2,477,158	$2,257,181	$15,823,513	$12,112,908	$305,218	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	2,477,158	2,257,181	15,823,513	12,112,908	305,218	—

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	(1)	60,177	—
Net realized gain (loss)	604,184	107,184	4,652,647	1,568,722	3,610	—

Realized gains (losses)	604,184	107,184	4,652,647	1,568,721	63,787	—

Unrealized appreciation (depreciation) during the period	(1,009,107)	14,014,748	(8,746,059)	64,988,893	(192,378)	—

Net increase (decrease) in contract owners’ equity from operations	2,072,235	16,379,113	11,730,101	78,670,522	176,627	—

Changes from principal transactions:
Purchase payments	3,638,431	4,228,450	66,537,278	63,396,581	659,436	—
Transfers between sub-accounts and the company	(5,120,557)	(2,560,936)	16,437,696	24,870,865	11,395,323	—
Transfers on general account policy loans	(887,877)	(985,746)	(3,614,784)	(4,073,742)	763	—
Withdrawals	(5,107,259)	(5,253,435)	(15,060,851)	(11,191,400)	1,144	—
Annual contract fee	(3,867,370)	(4,077,963)	(34,923,606)	(31,379,767)	(425,299)	—

Net increase (decrease) in contract owners’ equity from principal transactions	(11,344,632)	(8,649,630)	29,375,733	41,622,537	11,631,367	—

Total increase (decrease) in contract owners’ equity	(9,272,397)	7,729,483	41,105,834	120,293,059	11,807,994	—
Contract owners’ equity at beginning of period	96,618,848	88,889,365	509,911,850	389,618,791	—	—

Contract owners’ equity at end of period	$87,346,451	$96,618,848	$551,017,684	$509,911,850	$11,807,994	$—

	2014	2013	2014	2013	2014	2013
Units, beginning of period	2,937,305	3,224,989	28,942,264	26,400,552	—	—
Units issued	101,170	144,138	3,284,101	4,134,596	1,110,464	—
Units redeemed	(439,207)	(431,822)	(1,648,226)	(1,592,884)	(17,724)	—

Units, end of period	2,599,268	2,937,305	30,578,139	28,942,264	1,092,740	—

(e)	Renamed on May 5, 2014. Previously known as Lifestyle Growth Trust.
(h)	Sub-account available in prior year but no activity.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Moderate MVP Series I		Lifestyle Moderate MVP Series NAV		Lifestyle Moderate Trust PS Series NAV
	2014 (f)	2013	2014 (f)	2013	2014	2013 (a)
Income:
Dividend distributions received	$443,281	$503,627	$2,344,608	$2,062,194	$80,686	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	443,281	503,627	2,344,608	2,062,194	80,686	—

Realized gains (losses) on investments:
Capital gain distributions received	812,142	—	3,647,721	—	21,312	—
Net realized gain (loss)	841,209	1,207,788	1,263,827	967,329	(80)	—

Realized gains (losses)	1,653,351	1,207,788	4,911,548	967,329	21,232	—

Unrealized appreciation (depreciation) during the period	(1,265,991)	(96,426)	(3,582,352)	3,178,465	(64,274)	60

Net increase (decrease) in contract owners’ equity from operations	830,641	1,614,989	3,673,804	6,207,988	37,644	60

Changes from principal transactions:
Purchase payments	340,437	411,277	8,707,027	8,399,848	237,058	—
Transfers between sub-accounts and the company	(1,548,377)	607,434	4,482,501	6,154,448	2,664,076	27,745
Transfers on general account policy loans	(175,411)	(130,227)	(262,449)	(298,798)	—	—
Withdrawals	(891,007)	(1,003,478)	(2,266,141)	(1,409,298)	(253)	—
Annual contract fee	(659,228)	(751,143)	(4,809,718)	(4,261,254)	(92,697)	—

Net increase (decrease) in contract owners’ equity from principal transactions	(2,933,586)	(866,137)	5,851,220	8,584,946	2,808,184	27,745

Total increase (decrease) in contract owners’ equity	(2,102,945)	748,852	9,525,024	14,792,934	2,845,828	27,805
Contract owners’ equity at beginning of period	17,486,759	16,737,907	70,619,098	55,826,164	27,805	—

Contract owners’ equity at end of period	$15,383,814	$17,486,759	$80,144,122	$70,619,098	$2,873,633	$27,805

	2014	2013	2014	2013	2014	2013
Units, beginning of period	511,067	539,175	4,291,353	3,740,629	2,757	—
Units issued	17,481	118,042	872,958	848,459	274,614	2,757
Units redeemed	(100,111)	(146,150)	(525,591)	(297,735)	(8,246)	—

Units, end of period	428,437	511,067	4,638,720	4,291,353	269,125	2,757

(a)	Reflects the period from commencement of operations on December 9, 2013 through December 31, 2013.
(f)	Renamed on May 5, 2014. Previously known as Lifestyle Moderate Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	M Capital Appreciation (i)		M International Equity (i)		M Large Cap Growth (i)
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$—	$—	$262,268	$232,556	$4,978	$49,390
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	—	262,268	232,556	4,978	49,390

Realized gains (losses) on investments:
Capital gain distributions received	1,047,489	789,258	—	—	1,525,502	498,488
Net realized gain (loss)	450,567	188,491	252,402	219,067	585,832	442,460

Realized gains (losses)	1,498,056	977,749	252,402	219,067	2,111,334	940,948

Unrealized appreciation (depreciation) during the period	(330,029)	1,497,640	(1,347,443)	987,567	(963,028)	1,661,564

Net increase (decrease) in contract owners’ equity from operations	1,168,027	2,475,389	(832,773)	1,439,190	1,153,284	2,651,902

Changes from principal transactions:
Purchase payments	1,108,612	832,405	1,341,060	921,595	1,274,006	984,425
Transfers between sub-accounts and the company	214,350	448,424	507,478	2,704,754	310,784	884,007
Transfers on general account policy loans	(88,744)	(122,874)	(50,958)	(53,903)	(128,128)	(53,609)
Withdrawals	(420,001)	(126,516)	(282,253)	(134,366)	(332,772)	(164,800)
Annual contract fee	(441,684)	(375,392)	(432,359)	(397,502)	(475,685)	(413,483)

Net increase (decrease) in contract owners’ equity from principal transactions	372,533	656,047	1,082,968	3,040,578	648,205	1,236,540

Total increase (decrease) in contract owners’ equity	1,540,560	3,131,436	250,195	4,479,768	1,801,489	3,888,442
Contract owners’ equity at beginning of period	9,332,312	6,200,876	10,596,563	6,116,795	10,726,526	6,838,084

Contract owners’ equity at end of period	$10,872,872	$9,332,312	$10,846,758	$10,596,563	$12,528,015	$10,726,526

	2014	2013	2014	2013	2014	2013
Units, beginning of period	123,324	114,069	298,021	200,114	235,457	204,364
Units issued	29,007	31,949	82,620	154,888	46,606	69,910
Units redeemed	(24,521)	(22,694)	(52,420)	(56,981)	(32,543)	(38,817)

Units, end of period	127,810	123,324	328,221	298,021	249,520	235,457

(i)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	M Large Cap Value (i)		Mid Cap Index Trust Series I		Mid Cap Index Trust Series NAV
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$106,320	$176,037	$141,282	$149,276	$296,331	$243,317
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	106,320	176,037	141,282	149,276	296,331	243,317

Realized gains (losses) on investments:
Capital gain distributions received	994,742	612,200	868,039	740,845	1,606,714	1,148,029
Net realized gain (loss)	400,289	366,812	957,973	784,863	814,225	501,614

Realized gains (losses)	1,395,031	979,012	1,826,012	1,525,708	2,420,939	1,649,643

Unrealized appreciation (depreciation) during the period	(712,939)	655,984	(679,106)	2,227,403	(196,556)	3,574,773

Net increase (decrease) in contract owners’ equity from operations	788,412	1,811,033	1,288,188	3,902,387	2,520,714	5,467,733

Changes from principal transactions:
Purchase payments	967,412	628,627	398,585	509,376	2,975,424	2,328,333
Transfers between sub-accounts and the company	833,369	954,959	(1,131,296)	316,839	3,157,780	3,107,716
Transfers on general account policy loans	(97,203)	(50,890)	(52,116)	33,966	(276,379)	(174,901)
Withdrawals	(340,155)	(139,828)	(724,901)	(636,227)	(538,122)	(371,284)
Annual contract fee	(411,430)	(348,926)	(670,945)	(708,446)	(1,278,177)	(1,118,951)

Net increase (decrease) in contract owners’ equity from principal transactions	951,993	1,043,942	(2,180,673)	(484,492)	4,040,526	3,770,913

Total increase (decrease) in contract owners’ equity	1,740,405	2,854,975	(892,485)	3,417,895	6,561,240	9,238,646
Contract owners’ equity at beginning of period	7,698,217	4,843,242	15,338,747	11,920,852	24,097,502	14,858,856

Contract owners’ equity at end of period	$9,438,622	$7,698,217	$14,446,262	$15,338,747	$30,658,742	$24,097,502

	2014	2013	2014	2013	2014	2013
Units, beginning of period	354,028	298,954	398,556	412,045	955,284	783,943
Units issued	96,246	117,063	13,096	33,789	258,123	278,116
Units redeemed	(54,526)	(61,989)	(68,365)	(47,278)	(102,404)	(106,775)

Units, end of period	395,748	354,028	343,287	398,556	1,111,003	955,284

(i)	Sub-account that invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Mid Cap Stock Trust Series I		Mid Cap Stock Trust Series NAV		Mid Value Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$21,995	$6,948	$31,689	$11,050	$98,293	$131,122
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	21,995	6,948	31,689	11,050	98,293	131,122

Realized gains (losses) on investments:
Capital gain distributions received	3,930,939	347,307	4,080,984	301,683	1,262,441	871,884
Net realized gain (loss)	598,317	607,058	714,920	814,947	1,386,743	1,139,038

Realized gains (losses)	4,529,256	954,365	4,795,904	1,116,630	2,649,184	2,010,922

Unrealized appreciation (depreciation) during the period	(2,913,844)	4,902,482	(3,153,693)	3,893,848	(1,410,263)	1,268,536

Net increase (decrease) in contract owners’ equity from operations	1,637,407	5,863,795	1,673,900	5,021,528	1,337,214	3,410,580

Changes from principal transactions:
Purchase payments	720,688	806,813	2,004,749	1,490,729	393,368	392,363
Transfers between sub-accounts and the company	290,706	(123,402)	2,049,001	865,981	(111,548)	(1,381,937)
Transfers on general account policy loans	(22,073)	(197,636)	(17,711)	(151,293)	(17,636)	(22,282)
Withdrawals	(655,904)	(999,500)	(406,781)	(382,549)	(548,914)	(538,035)
Annual contract fee	(1,084,513)	(1,051,058)	(945,395)	(798,301)	(511,326)	(492,391)

Net increase (decrease) in contract owners’ equity from principal transactions	(751,096)	(1,564,783)	2,683,863	1,024,567	(796,056)	(2,042,282)

Total increase (decrease) in contract owners’ equity	886,311	4,299,012	4,357,763	6,046,095	541,158	1,368,298
Contract owners’ equity at beginning of period	20,921,233	16,622,221	18,991,451	12,945,356	12,997,574	11,629,276

Contract owners’ equity at end of period	$21,807,544	$20,921,233	$23,349,214	$18,991,451	$13,538,732	$12,997,574

	2014	2013	2014	2013	2014	2013
Units, beginning of period	667,289	725,369	278,504	259,774	553,275	650,440
Units issued	35,863	26,377	68,354	73,477	81,439	26,397
Units redeemed	(59,213)	(84,457)	(30,150)	(54,747)	(113,662)	(123,562)

Units, end of period	643,939	667,289	316,708	278,504	521,052	553,275

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Mid Value Trust Series NAV		Money Market Trust B Series NAV		Money Market Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$147,435	$156,250	$—	$8,620	$—	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	147,435	156,250	—	8,620	—	—

Realized gains (losses) on investments:
Capital gain distributions received	1,724,262	971,652	1,428	5,092	960	3,088
Net realized gain (loss)	744,104	691,607	—	—	—	—

Realized gains (losses)	2,468,366	1,663,259	1,428	5,092	960	3,088

Unrealized appreciation (depreciation) during the period	(822,585)	2,034,825	—	—	(1)	1

Net increase (decrease) in contract owners’ equity from operations	1,793,216	3,854,334	1,428	13,712	959	3,089

Changes from principal transactions:
Purchase payments	1,699,716	1,304,386	143,178,326	161,691,373	2,625,767	8,827,310
Transfers between sub-accounts and the company	1,014,234	218,401	(193,676,043)	(190,718,596)	13,813,966	11,876,790
Transfers on general account policy loans	(81,453)	(65,101)	(923,330)	(422,203)	196,518	3,104,682
Withdrawals	(391,818)	(427,738)	47,032,554	30,761,710	(21,346,502)	(23,052,311)
Annual contract fee	(818,404)	(723,937)	(8,248,677)	(8,552,164)	(3,380,319)	(3,805,180)

Net increase (decrease) in contract owners’ equity from principal transactions	1,422,275	306,011	(12,637,170)	(7,239,880)	(8,090,570)	(3,048,709)

Total increase (decrease) in contract owners’ equity	3,215,491	4,160,345	(12,635,742)	(7,226,168)	(8,089,611)	(3,045,620)
Contract owners’ equity at beginning of period	16,386,512	12,226,167	100,875,888	108,102,056	42,209,652	45,255,272

Contract owners’ equity at end of period	$19,602,003	$16,386,512	$88,240,146	$100,875,888	$34,120,041	$42,209,652

	2014	2013	2014	2013	2014	2013
Units, beginning of period	454,512	445,841	5,806,079	6,222,942	1,712,369	1,835,981
Units issued	90,783	84,608	8,645,798	8,887,983	832,261	1,462,726
Units redeemed	(54,138)	(75,937)	(9,373,374)	(9,304,846)	(1,160,289)	(1,586,338)

Units, end of period	491,157	454,512	5,078,503	5,806,079	1,384,341	1,712,369

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Natural Resources Trust Series I		Natural Resources Trust Series NAV		PIMCO All Asset (i)
	2014 (n)	2013	2014 (n)	2013	2014	2013
Income:
Dividend distributions received	$102,621	$38,143	$382,319	$151,243	$1,248,464	$1,226,572
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	102,621	38,143	382,319	151,243	1,248,464	1,226,572

Realized gains (losses) on investments:
Capital gain distributions received	—	—	1	—	—	—
Net realized gain (loss)	(1,448,143)	(119,378)	(3,361,831)	23,955	71,914	125,970

Realized gains (losses)	(1,448,143)	(119,378)	(3,361,830)	23,955	71,914	125,970

Unrealized appreciation (depreciation) during the period	817,292	281,550	1,017,202	523,779	(1,044,882)	(1,168,512)

Net increase (decrease) in contract owners’ equity from operations	(528,230)	200,315	(1,962,309)	698,977	275,496	184,030

Changes from principal transactions:
Purchase payments	290,378	390,810	2,802,882	3,110,813	1,890,593	1,864,421
Transfers between sub-accounts and the company	(5,980,154)	(299,265)	(23,422,852)	1,088,573	(5,372,008)	8,872,859
Transfers on general account policy loans	(10,682)	(4,006)	(222,994)	(190,929)	(232,980)	(192,518)
Withdrawals	(191,188)	(875,435)	(399,951)	(389,139)	(2,423,984)	(955,061)
Annual contract fee	(300,978)	(340,460)	(1,027,590)	(1,220,725)	(1,116,476)	(1,209,264)

Net increase (decrease) in contract owners’ equity from principal transactions	(6,192,624)	(1,128,356)	(22,270,505)	2,398,593	(7,254,855)	8,380,437

Total increase (decrease) in contract owners’ equity	(6,720,854)	(928,041)	(24,232,814)	3,097,570	(6,979,359)	8,564,467
Contract owners’ equity at beginning of period	6,720,854	7,648,895	24,232,814	21,135,244	31,104,962	22,540,495

Contract owners’ equity at end of period	$—	$6,720,854	$—	$24,232,814	$24,125,603	$31,104,962

	2014	2013	2014	2013	2014	2013
Units, beginning of period	162,444	190,366	1,385,707	1,245,693	1,893,719	1,340,308
Units issued	56,098	14,476	289,494	332,281	265,232	873,916
Units redeemed	(218,542)	(42,398)	(1,675,201)	(192,267)	(697,555)	(320,505)

Units, end of period	—	162,444	—	1,385,707	1,461,396	1,893,719

(i)	Sub-account that invests in non-affiliated Trust.
(n)	Terminated as an investment option and funds transferred to Global Trust on November 10, 2014.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Real Estate Securities Trust Series I		Real Estate Securities Trust Series NAV		Real Return Bond Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$468,226	$502,381	$587,927	$508,053	$104,414	$105,546
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	468,226	502,381	587,927	508,053	104,414	105,546

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	396,715	(1,272,061)	935,169	1,090,605	29,154	37,589

Realized gains (losses)	396,715	(1,272,061)	935,169	1,090,605	29,154	37,589

Unrealized appreciation (depreciation) during the period	6,933,940	822,442	7,210,808	(1,869,987)	38,927	(569,116)

Net increase (decrease) in contract owners’ equity from operations	7,798,881	52,762	8,733,904	(271,329)	172,495	(425,981)

Changes from principal transactions:
Purchase payments	651,012	737,807	4,222,681	3,508,916	166,925	231,910
Transfers between sub-accounts and the company	1,266,271	(176,837)	3,953,950	3,434,251	(411,438)	(97,825)
Transfers on general account policy loans	(266,559)	97,719	(257,957)	(215,526)	(3,503)	86,869
Withdrawals	(1,401,638)	(1,720,935)	(555,939)	(525,108)	(146,035)	(452,976)
Annual contract fee	(1,299,667)	(1,363,585)	(1,610,847)	(1,404,295)	(224,563)	(279,654)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,050,581)	(2,425,831)	5,751,888	4,798,238	(618,614)	(511,676)

Total increase (decrease) in contract owners’ equity	6,748,300	(2,373,069)	14,485,792	4,526,909	(446,119)	(937,657)
Contract owners’ equity at beginning of period	24,973,034	27,346,103	24,887,357	20,360,448	3,835,110	4,772,767

Contract owners’ equity at end of period	$31,721,334	$24,973,034	$39,373,149	$24,887,357	$3,388,991	$3,835,110

	2014	2013	2014	2013	2014	2013
Units, beginning of period	198,065	216,665	236,054	193,019	185,422	209,342
Units issued	11,969	7,679	81,332	95,435	10,005	39,328
Units redeemed	(19,047)	(26,279)	(33,941)	(52,400)	(39,024)	(63,248)

Units, end of period	190,987	198,065	283,445	236,054	156,403	185,422

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Real Return Bond Trust Series NAV		Science & Technology Trust Series I		Science & Technology Trust Series NAV
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$367,388	$374,836	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	367,388	374,836	—	—	—	—

Realized gains (losses) on investments:
Capital gain distributions received	—	—	568,626	—	350,972	—
Net realized gain (loss)	(240,410)	39,696	1,534,657	1,376,847	712,892	646,532

Realized gains (losses)	(240,410)	39,696	2,103,283	1,376,847	1,063,864	646,532

Unrealized appreciation (depreciation) during the period	535,145	(1,806,753)	82,945	3,936,923	290,057	1,953,292

Net increase (decrease) in contract owners’ equity from operations	662,123	(1,392,221)	2,186,228	5,313,770	1,353,921	2,599,824

Changes from principal transactions:
Purchase payments	1,730,366	1,654,586	620,270	629,310	1,122,443	692,685
Transfers between sub-accounts and the company	(3,230,802)	(654,345)	193,133	(119,764)	2,271,426	749,371
Transfers on general account policy loans	(49,672)	(137,862)	(111,160)	31,252	(96,630)	(114,967)
Withdrawals	(132,805)	(208,416)	(372,685)	(747,868)	(223,226)	(200,889)
Annual contract fee	(608,838)	(738,114)	(911,976)	(861,340)	(588,142)	(419,408)

Net increase (decrease) in contract owners’ equity from principal transactions	(2,291,751)	(84,151)	(582,418)	(1,068,410)	2,485,871	706,792

Total increase (decrease) in contract owners’ equity	(1,629,628)	(1,476,372)	1,603,810	4,245,360	3,839,792	3,306,616
Contract owners’ equity at beginning of period	13,266,561	14,742,933	17,288,823	13,043,463	9,206,202	5,899,586

Contract owners’ equity at end of period	$11,636,933	$13,266,561	$18,892,633	$17,288,823	$13,045,994	$9,206,202

	2014	2013	2014	2013	2014	2013
Units, beginning of period	931,537	939,480	575,825	623,530	387,120	356,137
Units issued	186,386	242,562	74,089	69,372	184,324	198,069
Units redeemed	(338,883)	(250,505)	(92,540)	(117,077)	(85,775)	(167,086)

Units, end of period	779,040	931,537	557,374	575,825	485,669	387,120

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Short Term Government Income Trust Series I		Short Term Government Income Trust Series NAV		Small Cap Growth Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$130,629	$168,055	$235,217	$238,675	$—	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	130,629	168,055	235,217	238,675	—	—

Realized gains (losses) on investments:
Capital gain distributions received	(1)	—	—	—	405,719	100,341
Net realized gain (loss)	(58,883)	(11,152)	(93,378)	(63,175)	114,678	3,658

Realized gains (losses)	(58,884)	(11,152)	(93,378)	(63,175)	520,397	103,999

Unrealized appreciation (depreciation) during the period	15,119	(232,850)	(509)	(267,921)	(324,802)	744,034

Net increase (decrease) in contract owners’ equity from operations	86,864	(75,947)	141,330	(92,421)	195,595	848,033

Changes from principal transactions:
Purchase payments	524,325	685,452	2,305,975	2,493,730	94,157	110,833
Transfers between sub-accounts and the company	(1,304,259)	(418,209)	(1,027,387)	(5,311,046)	(107,160)	(29,536)
Transfers on general account policy loans	39,265	22,448	(147,232)	(37,250)	843	(15,182)
Withdrawals	(540,717)	(421,800)	(800,536)	(232,924)	(82,818)	(43,324)
Annual contract fee	(665,641)	(809,790)	(597,494)	(600,569)	(106,351)	(93,403)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,947,027)	(941,899)	(266,674)	(3,688,059)	(201,329)	(70,612)

Total increase (decrease) in contract owners’ equity	(1,860,163)	(1,017,846)	(125,344)	(3,780,480)	(5,734)	777,421
Contract owners’ equity at beginning of period	8,144,190	9,162,036	11,994,232	15,774,712	2,591,675	1,814,254

Contract owners’ equity at end of period	$6,284,027	$8,144,190	$11,868,888	$11,994,232	$2,585,941	$2,591,675

	2014	2013	2014	2013	2014	2013
Units, beginning of period	775,432	864,797	1,139,695	1,487,852	100,872	101,742
Units issued	44,039	76,889	331,448	427,233	13,264	66,145
Units redeemed	(227,920)	(166,254)	(356,690)	(775,390)	(20,570)	(67,015)

Units, end of period	591,551	775,432	1,114,453	1,139,695	93,566	100,872

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Small Cap Growth Trust Series NAV		Small Cap Index Trust Series I		Small Cap Index Trust Series NAV
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$—	$—	$86,867	$121,734	$188,511	$217,369
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	—	86,867	121,734	188,511	217,369

Realized gains (losses) on investments:
Capital gain distributions received	2,369,822	541,862	591,043	585,810	1,183,686	1,004,608
Net realized gain (loss)	907,221	472,303	170,034	(57,509)	490,946	533,793

Realized gains (losses)	3,277,043	1,014,165	761,077	528,301	1,674,632	1,538,401

Unrealized appreciation (depreciation) during the period	(2,135,083)	3,102,052	(447,634)	2,117,850	(1,014,784)	2,661,174

Net increase (decrease) in contract owners’ equity from operations	1,141,960	4,116,217	400,310	2,767,885	848,359	4,416,944

Changes from principal transactions:
Purchase payments	1,511,069	1,283,635	333,262	434,815	1,948,876	1,580,792
Transfers between sub-accounts and the company	508,947	1,349,743	(161,564)	(270,318)	2,874,383	582,703
Transfers on general account policy loans	(24,341)	(125,028)	688	65,328	(94,896)	(61,497)
Withdrawals	(366,630)	(274,530)	(263,359)	(453,666)	(510,160)	(209,839)
Annual contract fee	(692,393)	(572,284)	(400,160)	(424,674)	(787,990)	(698,233)

Net increase (decrease) in contract owners’ equity from principal transactions	936,652	1,661,536	(491,133)	(648,515)	3,430,213	1,193,926

Total increase (decrease) in contract owners’ equity	2,078,612	5,777,753	(90,823)	2,119,370	4,278,572	5,610,870
Contract owners’ equity at beginning of period	14,644,710	8,866,957	9,567,930	7,448,560	16,308,230	10,697,360

Contract owners’ equity at end of period	$16,723,322	$14,644,710	$9,477,107	$9,567,930	$20,586,802	$16,308,230

	2014	2013	2014	2013	2014	2013
Units, beginning of period	480,753	419,781	307,676	332,022	657,747	598,648
Units issued	115,975	125,012	20,445	24,568	224,611	151,915
Units redeemed	(86,532)	(64,040)	(36,737)	(48,914)	(89,368)	(92,816)

Units, end of period	510,196	480,753	291,384	307,676	792,990	657,747

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Small Cap Opportunities Trust Series I		Small Cap Opportunities Trust Series NAV		Small Cap Value Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$17,096	$50,672	$10,784	$49,676	$19,242	$14,248
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	17,096	50,672	10,784	49,676	19,242	14,248

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	346,872	140,567
Net realized gain (loss)	1,808,830	1,008,103	904,900	455,684	131,961	219,274

Realized gains (losses)	1,808,830	1,008,103	904,900	455,684	478,833	359,841

Unrealized appreciation (depreciation) during the period	(1,046,447)	2,407,098	(490,860)	1,811,634	(284,548)	359,298

Net increase (decrease) in contract owners’ equity from operations	779,479	3,465,873	424,824	2,316,994	213,527	733,387

Changes from principal transactions:
Purchase payments	1,171,092	348,067	1,369,013	881,255	105,513	125,903
Transfers between sub-accounts and the company	(2,654,934)	30,959,529	2,088,388	5,914,320	(84,746)	205,343
Transfers on general account policy loans	(89,354)	(29,103)	(107,499)	(28,026)	21,009	(20,367)
Withdrawals	(1,618,057)	(717,508)	(144,016)	(148,951)	(36,991)	(213,941)
Annual contract fee	(1,903,070)	(406,212)	(670,629)	(381,750)	(147,186)	(138,502)

Net increase (decrease) in contract owners’ equity from principal transactions	(5,094,323)	30,154,773	2,535,257	6,236,848	(142,401)	(41,564)

Total increase (decrease) in contract owners’ equity	(4,314,844)	33,620,646	2,960,081	8,553,842	71,126	691,823
Contract owners’ equity at beginning of period	39,957,642	6,336,996	13,006,882	4,453,040	2,982,658	2,290,835

Contract owners’ equity at end of period	$35,642,798	$39,957,642	$15,966,963	$13,006,882	$3,053,784	$2,982,658

	2014	2013	2014	2013	2014	2013
Units, beginning of period	1,036,677	230,441	685,630	329,269	129,994	133,106
Units issued	11,199	903,618	293,776	432,037	21,258	58,322
Units redeemed	(144,666)	(97,382)	(157,680)	(75,676)	(27,071)	(61,434)

Units, end of period	903,210	1,036,677	821,726	685,630	124,181	129,994

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Small Cap Value Trust Series NAV		Small Company Value Trust Series I		Small Company Value Trust Series NAV
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$152,685	$107,368	$4,197	$243,477	$9,952	$239,444
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	152,685	107,368	4,197	243,477	9,952	239,444

Realized gains (losses) on investments:
Capital gain distributions received	2,482,684	968,536	308,413	—	366,842	—
Net realized gain (loss)	1,057,885	1,019,557	755,687	621,987	940,363	659,851

Realized gains (losses)	3,540,569	1,988,093	1,064,100	621,987	1,307,205	659,851

Unrealized appreciation (depreciation) during the period	(2,098,779)	2,819,420	(1,075,029)	3,088,720	(1,268,836)	2,750,759

Net increase (decrease) in contract owners’ equity from operations	1,594,475	4,914,881	(6,732)	3,954,184	48,321	3,650,054

Changes from principal transactions:
Purchase payments	2,586,144	2,068,148	429,772	455,902	2,208,499	1,526,624
Transfers between sub-accounts and the company	400,199	1,047,025	(327,532)	(1,489,104)	706,534	922,905
Transfers on general account policy loans	(285,555)	(121,519)	34,076	(48,240)	(166,759)	(79,687)
Withdrawals	(419,472)	(289,602)	(658,028)	(747,492)	(636,855)	(113,632)
Annual contract fee	(1,016,226)	(886,002)	(551,543)	(603,473)	(709,465)	(628,112)

Net increase (decrease) in contract owners’ equity from principal transactions	1,265,090	1,818,050	(1,073,255)	(2,432,407)	1,401,954	1,628,098

Total increase (decrease) in contract owners’ equity	2,859,565	6,732,931	(1,079,987)	1,521,777	1,450,275	5,278,152
Contract owners’ equity at beginning of period	20,747,144	14,014,213	14,836,025	13,314,248	16,122,811	10,844,659

Contract owners’ equity at end of period	$23,606,709	$20,747,144	$13,756,038	$14,836,025	$17,573,086	$16,122,811

	2014	2013	2014	2013	2014	2013
Units, beginning of period	321,590	289,623	433,370	511,837	707,659	626,801
Units issued	66,202	92,259	13,657	10,975	146,033	171,341
Units redeemed	(46,607)	(60,292)	(45,637)	(89,442)	(83,450)	(90,483)

Units, end of period	341,185	321,590	401,390	433,370	770,242	707,659

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Smaller Company Growth Trust Series I		Smaller Company Growth Trust Series NAV		Strategic Income Opportunities Trust Series I
	2014	2013 (p)	2014	2013 (p)	2014	2013
Income:
Dividend distributions received	$—	$—	$—	$—	$406,825	$549,613
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	—	—	—	406,825	549,613

Realized gains (losses) on investments:
Capital gain distributions received	—	1,984,684	—	257,141	—	—
Net realized gain (loss)	—	11,696,593	—	1,037,328	(182,308)	(121,791)

Realized gains (losses)	—	13,681,277	—	1,294,469	(182,308)	(121,791)

Unrealized appreciation (depreciation) during the period	—	(4,988,157)	—	(318,528)	257,564	(53,715)

Net increase (decrease) in contract owners’ equity from operations	—	8,693,120	—	975,941	482,081	374,107

Changes from principal transactions:
Purchase payments	—	955,788	—	248,375	366,594	401,984
Transfers between sub-accounts and the company	—	(31,694,268)	—	(3,749,595)	(125,137)	475,409
Transfers on general account policy loans	—	(155,536)	—	42,214	(1,484)	17,123
Withdrawals	—	(2,728,658)	—	(122,761)	(769,882)	(610,162)
Annual contract fee	—	(1,594,658)	—	(166,991)	(629,334)	(677,522)

Net increase (decrease) in contract owners’ equity from principal transactions	—	(35,217,332)	—	(3,748,758)	(1,159,243)	(393,168)

Total increase (decrease) in contract owners’ equity	—	(26,524,212)	—	(2,772,817)	(677,162)	(19,061)
Contract owners’ equity at beginning of period	—	26,524,212	—	2,772,817	9,825,779	9,844,840

Contract owners’ equity at end of period	$—	$—	$—	$—	$9,148,617	$9,825,779

	2014	2013	2014	2013	2014	2013
Units, beginning of period	—	1,867,238	—	194,885	399,740	415,803
Units issued	—	66,198	—	51,800	32,285	46,731
Units redeemed	—	(1,933,436)	—	(246,685)	(77,762)	(62,794)

Units, end of period	—	—	—	—	354,263	399,740

(p)	Terminated as an investment option and funds transferred to Small Cap Opportunities Trust on December 9, 2013.

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Strategic Income Opportunities Trust Series NAV		Total Bond Market Trust B Series NAV		Total Return Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$1,049,890	$1,259,370	$502,768	$466,325	$658,447	$716,108
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	1,049,890	1,259,370	502,768	466,325	658,447	716,108

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	526,235
Net realized gain (loss)	(216,486)	(26,383)	7,674	83,667	(87,561)	466,158

Realized gains (losses)	(216,486)	(26,383)	7,674	83,667	(87,561)	992,393

Unrealized appreciation (depreciation) during the period	287,243	(531,163)	339,525	(903,782)	416,131	(2,218,138)

Net increase (decrease) in contract owners’ equity from operations	1,120,647	701,824	849,967	(353,790)	987,017	(509,637)

Changes from principal transactions:
Purchase payments	2,863,400	2,176,027	1,795,843	1,583,187	739,450	825,279
Transfers between sub-accounts and the company	(263,868)	4,525,003	1,012,726	24,456	(1,334,084)	(2,085,000)
Transfers on general account policy loans	(153,171)	(343,242)	(159,995)	(53,567)	1,131	154,963
Withdrawals	(938,409)	(446,375)	(185,299)	(2,501,371)	(1,995,438)	(2,628,578)
Annual contract fee	(1,009,631)	(1,010,143)	(782,510)	(756,958)	(861,390)	(1,072,262)

Net increase (decrease) in contract owners’ equity from principal transactions	498,321	4,901,270	1,680,765	(1,704,253)	(3,450,331)	(4,805,598)

Total increase (decrease) in contract owners’ equity	1,618,968	5,603,094	2,530,732	(2,058,043)	(2,463,314)	(5,315,235)
Contract owners’ equity at beginning of period	22,463,538	16,860,444	13,555,579	15,613,622	21,907,629	27,222,864

Contract owners’ equity at end of period	$24,082,506	$22,463,538	$16,086,311	$13,555,579	$19,444,315	$21,907,629

	2014	2013	2014	2013	2014	2013
Units, beginning of period	1,233,275	960,866	608,566	683,872	764,350	930,512
Units issued	414,345	556,330	138,092	93,533	29,252	40,986
Units redeemed	(389,957)	(283,921)	(65,728)	(168,839)	(145,866)	(207,148)

Units, end of period	1,257,663	1,233,275	680,930	608,566	647,736	764,350

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Total Return Trust Series NAV		Total Stock Market Index Trust Series I		Total Stock Market Index Trust Series NAV
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$1,680,436	$1,499,915	$71,207	$82,476	$271,925	$223,708
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	1,680,436	1,499,915	71,207	82,476	271,925	223,708

Realized gains (losses) on investments:
Capital gain distributions received	—	1,081,894	98,840	81,812	351,080	209,595
Net realized gain (loss)	(563,590)	214,225	724,749	337,558	1,114,104	821,225

Realized gains (losses)	(563,590)	1,296,119	823,589	419,370	1,465,184	1,030,820

Unrealized appreciation (depreciation) during the period	1,072,338	(3,900,400)	(202,093)	1,122,767	664,492	2,540,163

Net increase (decrease) in contract owners’ equity from operations	2,189,184	(1,104,366)	692,703	1,624,613	2,401,601	3,794,691

Changes from principal transactions:
Purchase payments	6,439,436	5,287,788	268,407	350,995	2,354,232	2,033,408
Transfers between sub-accounts and the company	69,635	(4,376,825)	(474,952)	479,957	3,399,207	5,175,651
Transfers on general account policy loans	(544,699)	(307,485)	9,861	(7,289)	(230,111)	(97,300)
Withdrawals	(1,081,739)	(1,498,595)	(371,851)	(344,836)	(370,852)	(575,921)
Annual contract fee	(2,275,513)	(2,594,627)	(459,735)	(406,336)	(863,429)	(634,885)

Net increase (decrease) in contract owners’ equity from principal transactions	2,607,120	(3,489,744)	(1,028,270)	72,491	4,289,047	5,900,953

Total increase (decrease) in contract owners’ equity	4,796,304	(4,594,110)	(335,567)	1,697,104	6,690,648	9,695,644
Contract owners’ equity at beginning of period	45,413,415	50,007,525	6,439,269	4,742,165	17,696,407	8,000,763

Contract owners’ equity at end of period	$50,209,719	$45,413,415	$6,103,702	$6,439,269	$24,387,055	$17,696,407

	2014	2013	2014	2013	2014	2013
Units, beginning of period	2,637,099	2,846,200	299,757	294,473	247,420	149,284
Units issued	829,696	633,743	16,209	51,487	108,324	176,818
Units redeemed	(682,833)	(842,844)	(61,077)	(46,203)	(49,840)	(78,682)

Units, end of period	2,783,962	2,637,099	254,889	299,757	305,904	247,420

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	U.S. Equity Trust Series I		U.S. Equity Trust Series NAV		Ultra Short Term Bond Trust Series I
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$239,707	$253,840	$104,776	$92,238	$9,255	$7,442
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	239,707	253,840	104,776	92,238	9,255	7,442

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	821,987	347,707	309,816	81,379	(4,588)	(4,802)

Realized gains (losses)	821,987	347,707	309,816	81,379	(4,588)	(4,802)

Unrealized appreciation (depreciation) during the period	674,273	3,234,583	250,765	1,052,661	(4,895)	(2,685)

Net increase (decrease) in contract owners’ equity from operations	1,735,967	3,836,130	665,357	1,226,278	(228)	(45)

Changes from principal transactions:
Purchase payments	644,007	687,645	665,700	766,495	24,902	15,918
Transfers between sub-accounts and the company	(346,509)	(392,051)	853,046	297,754	22,013	293,974
Transfers on general account policy loans	(67,489)	(49,148)	(1,786)	(54,513)	(104)	(103)
Withdrawals	(656,306)	(530,497)	(362,506)	(81,677)	(41,200)	(123,991)
Annual contract fee	(911,410)	(939,995)	(350,714)	(313,850)	(53,076)	(21,542)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,337,707)	(1,224,046)	803,740	614,209	(47,465)	164,256

Total increase (decrease) in contract owners’ equity	398,260	2,612,084	1,469,097	1,840,487	(47,693)	164,211
Contract owners’ equity at beginning of period	16,457,906	13,845,822	5,860,968	4,020,481	667,595	503,384

Contract owners’ equity at end of period	$16,856,166	$16,457,906	$7,330,065	$5,860,968	$619,902	$667,595

	2014	2013	2014	2013	2014	2013
Units, beginning of period	1,248,912	1,347,273	444,134	391,056	66,419	50,048
Units issued	140,492	91,593	148,888	95,212	21,490	58,500
Units redeemed	(237,339)	(189,954)	(92,949)	(42,134)	(26,223)	(42,129)

Units, end of period	1,152,065	1,248,912	500,073	444,134	61,686	66,419

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Ultra Short Term Bond Trust Series NAV		Utilities Trust Series I		Utilities Trust Series NAV
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$49,379	$31,445	$151,089	$95,027	$460,556	$232,281
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	49,379	31,445	151,089	95,027	460,556	232,281

Realized gains (losses) on investments:
Capital gain distributions received	—	—	214,045	—	550,593	(1)
Net realized gain (loss)	(23,370)	(17,776)	550,271	281,908	836,635	764,163

Realized gains (losses)	(23,370)	(17,776)	764,316	281,908	1,387,228	764,162

Unrealized appreciation (depreciation) during the period	(25,598)	(15,730)	(310,710)	479,625	(259,004)	960,264

Net increase (decrease) in contract owners’ equity from operations	411	(2,061)	604,695	856,560	1,588,780	1,956,707

Changes from principal transactions:
Purchase payments	755,032	516,736	150,934	154,410	1,779,628	1,304,280
Transfers between sub-accounts and the company	216,217	644,812	(44,344)	(723,385)	1,110,348	280,573
Transfers on general account policy loans	(55,981)	(11,297)	(200,226)	(782)	(79,689)	(295,033)
Withdrawals	(34,207)	33,766	(310,052)	(260,823)	(510,047)	(371,612)
Annual contract fee	(172,100)	(143,693)	(238,832)	(225,471)	(694,862)	(609,605)

Net increase (decrease) in contract owners’ equity from principal transactions	708,961	1,040,324	(642,520)	(1,056,051)	1,605,378	308,603

Total increase (decrease) in contract owners’ equity	709,372	1,038,263	(37,825)	(199,491)	3,194,158	2,265,310
Contract owners’ equity at beginning of period	2,699,287	1,661,024	4,922,278	5,121,769	11,863,477	9,598,167

Contract owners’ equity at end of period	$3,408,659	$2,699,287	$4,884,453	$4,922,278	$15,057,635	$11,863,477

	2014	2013	2014	2013	2014	2013
Units, beginning of period	268,119	164,959	148,485	186,275	447,562	436,875
Units issued	208,054	257,801	46,619	40,739	148,417	176,010
Units redeemed	(137,693)	(154,641)	(64,234)	(78,529)	(92,034)	(165,323)

Units, end of period	338,480	268,119	130,870	148,485	503,945	447,562

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Value Trust Series I		Value Trust Series NAV
	2014	2013	2014	2013
Income:
Dividend distributions received	$77,891	$124,227	$63,140	$75,130
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—

Net investment income (loss)	77,891	124,227	63,140	75,130

Realized gains (losses) on investments:
Capital gain distributions received	1,587,809	—	1,096,663	—
Net realized gain (loss)	513,777	303,316	884,927	555,671

Realized gains (losses)	2,101,586	303,316	1,981,590	555,671

Unrealized appreciation (depreciation) during the period	(617,550)	4,352,291	(923,335)	1,807,362

Net increase (decrease) in contract owners’ equity from operations	1,561,927	4,779,834	1,121,395	2,438,163

Changes from principal transactions:
Purchase payments	358,617	393,055	1,171,568	808,877
Transfers between sub-accounts and the company	(8,553)	(656,930)	1,227,126	1,030,550
Transfers on general account policy loans	34,899	(15,043)	32,365	(88,171)
Withdrawals	(1,068,315)	(845,716)	(102,189)	(215,402)
Annual contract fee	(825,954)	(889,640)	(571,105)	(435,616)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,509,306)	(2,014,274)	1,757,765	1,100,238

Total increase (decrease) in contract owners’ equity	52,621	2,765,560	2,879,160	3,538,401
Contract owners’ equity at beginning of period	16,826,472	14,060,912	10,004,838	6,466,437

Contract owners’ equity at end of period	$16,879,093	$16,826,472	$12,883,998	$10,004,838

	2014	2013	2014	2013
Units, beginning of period	317,466	359,189	404,786	354,346
Units issued	9,796	19,912	169,290	123,701
Units redeemed	(37,284)	(61,635)	(99,690)	(73,261)

Units, end of period	289,978	317,466	474,386	404,786

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements

December 31, 2014

1.	Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account A (the “Account”) is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The Account consists of 113 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 5 sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Trust is registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the “Contracts”) issued by the Company.

The Company is a stock life insurance company incorporated under the laws of Michigan in 1979. The Company is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer 2 classes of units to fund Contracts issued by the Company. These classes, Series I and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

As a result of a portfolio change, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
Financial Services Trust Series I	Financial Industries Trust Series I	11/10/2014
Financial Services Trust Series NAV	Financial Industries Trust Series NAV	11/10/2014
Lifestyle Aggressive Trust Series I	Lifestyle Aggressive MVP Series I	5/5/2014
Lifestyle Aggressive Trust Series NAV	Lifestyle Aggressive MVP Series NAV	5/5/2014
Lifestyle Balanced Trust Series I	Lifestyle Balanced MVP Series I	5/5/2014
Lifestyle Balanced Trust Series NAV	Lifestyle Balanced MVP Series NAV	5/5/2014
Lifestyle Conservative Trust Series I	Lifestyle Conservative MVP Series I	5/5/2014
Lifestyle Conservative Trust Series NAV	Lifestyle Conservative MVP Series	5/5/2014
NAV
Lifestyle Growth Trust Series I	Lifestyle Growth MVP Series I	5/5/2014
Lifestyle Growth Trust Series NAV	Lifestyle Growth MVP Series NAV	5/5/2014
Lifestyle Moderate Trust Series I	Lifestyle Moderate MVP Series I	5/5/2014
Lifestyle Moderate Trust Series NAV	Lifestyle Moderate MVP Series NAV	5/5/2014

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements — (continued)

December 31, 2014

1.	Organization — (continued):

Sub-accounts closed in 2014 are as follows:

Sub-accounts Closed	Effective Date
Fundamental Value Trust Series I	11/10/2014
Fundamental Value Trust Series NAV	11/10/2014
Natural Resources Trust Series I	11/10/2014
Natural Resources Trust Series NAV	11/10/2014

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements — (continued)

December 31, 2014

2.	Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2014.

Reclassifications

Certain reclassifications have been made to the statements of operations and changes in contract owner’s equity to conform to the current year presentation.

3.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the prior fiscal years remain open subject to examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2014, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements — (continued)

December 31, 2014

4.	Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements — (continued)

December 31, 2014

5.	Fair Value Measurements

Accounting Standards Codification 820 (“ASC 820”) “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2014. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2014:

Mutual Funds
Level 1	$3,694,518,437
Level 2	—
Level 3	—

$3,694,518,437

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2014.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements — (continued)

December 31, 2014

6.	Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2014 were as follows:

	Purchases	Sales
Sub-Account
500 Index Fund B Series NAV	$34,628,939	$16,299,832
Active Bond Trust Series I	682,284	995,907
Active Bond Trust Series NAV	6,102,510	1,853,435
All Cap Core Trust Series I	251,782	1,034,194
All Cap Core Trust Series NAV	770,544	834,994
Alpha Opportunities Trust Series I	347,515	364,120
Alpha Opportunities Trust Series NAV	2,243,453	1,027,851
American Asset Allocation Trust Series I	24,366,741	7,784,226
American Global Growth Trust Series I	2,328,562	613,927
American Growth Trust Series I	5,970,099	5,878,519
American Growth-Income Trust Series I	7,567,710	9,323,131
American International Trust Series I	5,204,336	6,503,901
American New World Trust Series I	3,215,858	1,427,611
Blue Chip Growth Trust Series I	4,621,467	5,437,017
Blue Chip Growth Trust Series NAV	11,970,855	5,160,714
Bond Trust Series I	468,014	87,241
Bond Trust Series NAV	2,801,738	1,040,331
Capital Appreciation Trust Series I	6,765,356	5,292,566
Capital Appreciation Trust Series NAV	7,800,559	4,180,882
Capital Appreciation Value Trust Series I	3,006,921	2,636,614
Capital Appreciation Value Trust Series NAV	10,065,488	2,022,099
Core Bond Trust Series I	416,855	432,739
Core Bond Trust Series NAV	2,867,779	493,585
Core Strategy Trust Series I	159,160	232,066
Core Strategy Trust Series NAV	32,386,796	11,888,849
Emerging Markets Value Trust Series I	691,947	1,047,118
Emerging Markets Value Trust Series NAV	8,393,505	4,575,372
Equity-Income Trust Series I	5,612,991	4,820,837
Equity-Income Trust Series NAV	16,874,069	8,428,920
Financial Industries Trust Series I	533,577	124,523
Financial Industries Trust Series NAV	1,667,881	658,323
Franklin Templeton Founding Allocation Trust Series I	64,686	57,183
Franklin Templeton Founding Allocation Trust Series NAV	14,786,608	2,705,863
Fundamental All Cap Core Trust Series I	125,553	1,013,140
Fundamental All Cap Core Trust Series NAV	1,561,169	2,947,896
Fundamental Large Cap Value Trust Series I	35,109,668	2,171,969
Fundamental Large Cap Value Trust Series NAV	20,628,973	3,469,554
Fundamental Value Trust Series I (b)	8,496,567	36,919,466
Fundamental Value Trust Series NAV (b)	5,467,393	16,157,080
Global Bond Trust Series I	452,889	1,093,290
Global Bond Trust Series NAV	4,550,264	4,333,679
Global Trust Series I	7,605,735	1,079,643
Global Trust Series NAV	27,487,066	1,829,029
Health Sciences Trust Series I	5,926,282	4,100,042
Health Sciences Trust Series NAV	11,513,312	4,847,259
High Yield Trust Series I	1,612,463	1,616,858
High Yield Trust Series NAV	9,196,340	4,862,991
International Core Trust Series I	1,278,695	1,436,415
International Core Trust Series NAV	4,919,317	2,207,851

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements — (continued)

December 31, 2014

6.	Purchases and Sales of Investments — (continued):

	Purchases	Sales
Sub-Account — (continued)
International Equity Index Trust B Series I	$971,328	$1,520,744
International Equity Index Trust B Series NAV	10,881,525	4,284,138
International Growth Stock Trust Series I	258,756	697,657
International Growth Stock Trust Series NAV	2,350,365	1,416,980
International Small Company Trust Series I	2,187,583	3,626,203
International Small Company Trust Series NAV	5,973,156	3,120,731
International Value Trust Series I	1,902,325	2,101,469
International Value Trust Series NAV	8,713,275	3,586,024
Investment Quality Bond Trust Series I	977,419	1,732,185
Investment Quality Bond Trust Series NAV	2,896,750	1,568,161
Lifestyle Aggressive MVP Series I	910,024	7,383,108
Lifestyle Aggressive MVP Series NAV	26,332,505	15,373,799
Lifestyle Aggressive Trust PS Series NAV	559,161	20,806
Lifestyle Balanced MVP Series I	4,503,995	6,611,475
Lifestyle Balanced MVP Series NAV	51,040,780	19,906,803
Lifestyle Balanced Trust PS Series NAV	10,675,621	143,682
Lifestyle Conservative MVP Series I	839,037	1,544,936
Lifestyle Conservative MVP Series NAV	9,596,712	3,754,580
Lifestyle Conservative Trust PS Series NAV	199,794	4,641
Lifestyle Growth MVP Series I	5,873,896	14,741,372
Lifestyle Growth MVP Series NAV	74,843,851	29,644,607
Lifestyle Growth Trust PS Series NAV	12,184,451	187,689
Lifestyle Moderate MVP Series I	1,872,488	3,550,652
Lifestyle Moderate MVP Series NAV	20,766,296	8,922,747
Lifestyle Moderate Trust PS Series NAV	2,995,426	85,242
M Capital Appreciation (a)	3,350,501	1,930,478
M International Equity (a)	3,170,498	1,825,262
M Large Cap Growth (a)	3,691,476	1,512,792
M Large Cap Value (a)	3,272,524	1,219,469
Mid Cap Index Trust Series I	1,527,344	2,698,697
Mid Cap Index Trust Series NAV	8,626,235	2,682,666
Mid Cap Stock Trust Series I	5,132,894	1,931,057
Mid Cap Stock Trust Series NAV	8,905,233	2,108,696
Mid Value Trust Series I	3,402,333	2,837,656
Mid Value Trust Series NAV	5,341,088	2,047,116
Money Market Trust B Series NAV	150,168,685	162,804,427
Money Market Trust Series I	20,528,083	28,617,694
Natural Resources Trust Series I (c)	2,605,081	8,695,085
Natural Resources Trust Series NAV (c)	5,588,357	27,476,543
PIMCO All Asset (a)	5,703,200	11,709,590
Real Estate Securities Trust Series I	2,230,668	2,813,022
Real Estate Securities Trust Series NAV	10,537,255	4,197,438
Real Return Bond Trust Series I	322,882	837,082
Real Return Bond Trust Series NAV	3,136,387	5,060,751
Science & Technology Trust Series I	2,915,476	2,929,269
Science & Technology Trust Series NAV	4,992,528	2,155,684
Short Term Government Income Trust Series I	596,537	2,412,936
Short Term Government Income Trust Series NAV	3,753,511	3,784,970
Small Cap Growth Trust Series I	751,916	547,526
Small Cap Growth Trust Series NAV	5,981,445	2,674,972
Small Cap Index Trust Series I	1,309,489	1,122,712
Small Cap Index Trust Series NAV	6,986,284	2,183,877

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements — (continued)

December 31, 2014

6.	Purchases and Sales of Investments — (continued):

	Purchases	Sales
Sub-Account — (continued)
Small Cap Opportunities Trust Series I	$441,481	$5,518,709
Small Cap Opportunities Trust Series NAV	5,518,903	2,972,861
Small Cap Value Trust Series I	854,176	630,462
Small Cap Value Trust Series NAV	6,895,165	2,994,706
Small Company Value Trust Series I	774,421	1,535,064
Small Company Value Trust Series NAV	3,648,416	1,869,668
Strategic Income Opportunities Trust Series I	1,228,682	1,981,098
Strategic Income Opportunities Trust Series NAV	8,853,085	7,304,875
Total Bond Market Trust B Series NAV	3,700,588	1,517,056
Total Return Trust Series I	1,514,995	4,306,879
Total Return Trust Series NAV	16,375,365	12,087,809
Total Stock Market Index Trust Series I	541,751	1,399,975
Total Stock Market Index Trust Series NAV	8,716,030	3,803,979
U.S. Equity Trust Series I	2,173,729	3,271,728
U.S. Equity Trust Series NAV	2,197,327	1,288,812
Ultra Short Term Bond Trust Series I	225,435	263,644
Ultra Short Term Bond Trust Series NAV	2,146,341	1,388,000
Utilities Trust Series I	2,059,546	2,336,932
Utilities Trust Series NAV	5,300,338	2,683,812
Value Trust Series I	2,212,065	2,055,671
Value Trust Series NAV	5,466,691	2,549,121

(a)	Sub-account that invests in non-affiliated Trust.

(b)	Terminated as an investment option and funds transferred to Fundamental Large Cap Value Trust on November 10, 2014.

(c)	Terminated as an investment option and funds transferred to Global Trust on November 10, 2014.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values

A summary of unit values and units outstanding for variable life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
500 Index Fund B Series NAV	2014	5,455	$42.71 to $26.70	$195,957	0.00% to 0.00%	1.69%	13.43% to 9.85%
	2013	5,194	37.65 to 23.54	160,818	0.00 to 0.00	1.87	32.03 to 32.02
	2012	5,258	28.52 to 17.83	120,194	0.00 to 0.00	1.17	15.80 to 8.03
	2011	3,858	24.63 to 15.40	80,332	0.00 to 0.00	1.83	1.87 to 1.86
	2010	3,903	24.18 to 15.12	77,322	0.00 to 0.00	1.82	14.86 to 14.85

Active Bond Trust Series I	2014	318	21.80 to 21.80	6,927	0.00 to 0.00	3.64	6.82 to 6.82
	2013	344	20.41 to 20.41	7,030	0.00 to 0.00	5.61	0.24 to 0.24
	2012	365	20.36 to 20.36	7,431	0.00 to 0.00	3.57	9.71 to 9.71
	2011	507	18.56 to 18.56	9,415	0.00 to 0.00	5.35	5.81 to 5.81
	2010	533	17.54 to 17.54	9,347	0.00 to 0.00	7.31	13.84 to 13.84

Active Bond Trust Series NAV	2014	209	71.07 to 71.07	14,876	0.00 to 0.00	4.16	6.97 to 2.79
	2013	156	66.44 to 66.44	10,351	0.00 to 0.00	6.35	0.19 to 0.19
	2012	130	66.31 to 66.31	8,625	0.00 to 0.00	4.43	9.76 to 5.32
	2011	115	60.42 to 60.42	6,938	0.00 to 0.00	6.05	5.97 to 5.97
	2010	85	57.02 to 57.02	4,861	0.00 to 0.00	8.80	13.91 to 13.91

All Cap Core Trust Series I	2014	296	32.35 to 32.35	9,558	0.00 to 0.00	0.94	9.64 to 9.64
	2013	324	29.50 to 29.50	9,554	0.00 to 0.00	1.28	34.33 to 34.33
	2012	350	21.96 to 21.96	7,688	0.00 to 0.00	1.10	16.57 to 16.57
	2011	410	18.84 to 18.84	7,731	0.00 to 0.00	1.00	0.41 to 0.41
	2010	452	18.76 to 18.76	8,477	0.00 to 0.00	1.04	13.03 to 13.03

All Cap Core Trust Series NAV	2014	305	20.23 to 20.23	6,163	0.00 to 0.00	1.02	9.68 to 7.59
	2013	312	18.44 to 18.44	5,751	0.00 to 0.00	1.51	34.44 to 34.44
	2012	187	13.72 to 13.72	2,558	0.00 to 0.00	1.14	16.62 to 10.44
	2011	128	11.76 to 11.76	1,501	0.00 to 0.00	1.31	0.40 to 0.40
	2010	87	11.71 to 11.71	1,025	0.00 to 0.00	1.25	13.09 to 13.09

Alpha Opportunities Trust Series I	2014	31	23.02 to 23.02	711	0.00 to 0.00	0.47	8.00 to 8.00
	2013	39	21.32 to 21.32	826	0.00 to 0.00	0.81	35.55 to 35.55
	2012	40	15.73 to 15.73	625	0.00 to 0.00	0.62	21.33 to 21.33
	2011	31	12.96 to 12.96	399	0.00 to 0.00	0.19	-8.14 to -8.14
	2010	18	14.11 to 14.11	256	0.00 to 0.00	0.52	16.92 to 16.92

Alpha Opportunities Trust Series NAV	2014	137	24.37 to 24.37	3,338	0.00 to 0.00	0.61	8.12 to 6.15
	2013	117	22.54 to 22.54	2,646	0.00 to 0.00	0.95	35.58 to 35.58
	2012	76	16.63 to 16.63	1,269	0.00 to 0.00	0.62	21.38 to 9.62
	2011	68	13.70 to 13.70	926	0.00 to 0.00	0.23	-8.02 to -8.02
	2010	45	14.89 to 14.89	665	0.00 to 0.00	0.63	16.98 to 16.98

American Asset Allocation Trust Series I	2014	4,830	15.22 to 15.22	73,501	0.00 to 0.00	1.78	5.05 to 3.82
	2013	3,801	14.49 to 14.49	55,061	0.00 to 0.00	1.21	23.30 to 23.30
	2012	3,278	11.75 to 11.75	38,509	0.00 to 0.00	1.64	15.77 to 8.80
	2011	3,133	10.15 to 10.15	31,798	0.00 to 0.00	1.54	0.91 to 0.91
	2010	3,120	10.06 to 10.06	31,377	0.00 to 0.00	1.68	12.07 to 12.07

American Global Growth Trust Series I	2014	365	14.68 to 14.68	5,353	0.00 to 0.00	0.94	3.55 to 1.97
	2013	247	14.40 to 14.40	3,559	0.00 to 0.00	1.27	28.63 to 28.63
	2012	105	11.19 to 11.19	1,174	0.00 to 0.00	0.62	22.12 to 13.48
	2011	50	9.17 to 9.17	455	0.00 to 0.00	2.11	-9.24 to -9.24
	2010	2	10.10 to 10.10	16	0.00 to 0.00	3.26	0.99 to 0.99

American Growth Trust Series I	2014	2,634	31.88 to 21.17	62,573	0.00 to 0.00	0.84	8.14 to 7.90
	2013	2,637	29.48 to 19.58	58,238	0.00 to 0.00	0.56	29.61 to 29.61
	2012	2,641	22.75 to 15.11	45,369	0.00 to 0.00	0.40	17.49 to 8.11
	2011	2,821	19.36 to 12.86	41,805	0.00 to 0.00	0.23	-4.63 to -4.63
	2010	2,867	20.30 to 13.48	45,296	0.00 to 0.00	0.35	18.24 to 18.23

American Growth-Income Trust Series I	2014	3,706	29.81 to 19.97	88,902	0.00 to 0.00	0.92	10.25 to 7.27
	2013	3,776	27.04 to 18.11	83,050	0.00 to 0.00	1.01	33.02 to 33.01
	2012	3,951	20.33 to 13.62	66,176	0.00 to 0.00	1.49	17.16 to 10.27
	2011	3,280	17.35 to 11.62	48,915	0.00 to 0.00	1.17	-2.09 to -2.10
	2010	3,392	17.72 to 11.87	52,512	0.00 to 0.00	1.13	11.06 to 11.05

American International Trust Series I	2014	1,879	32.18 to 18.28	39,770	0.00 to 0.00	1.00	-3.05 to -4.20
	2013	1,957	33.19 to 18.85	42,782	0.00 to 0.00	0.98	21.20 to 21.20
	2012	1,966	27.39 to 15.55	36,419	0.00 to 0.00	1.10	17.50 to 13.22
	2011	1,950	23.31 to 13.24	31,810	0.00 to 0.00	1.39	-14.34 to -14.34
	2010	1,895	27.21 to 15.45	36,913	0.00 to 0.00	1.75	6.88 to 6.88

American New World Trust Series I	2014	477	16.05 to 16.05	7,660	0.00 to 0.00	0.90	-8.21 to -8.64
	2013	387	17.49 to 17.49	6,763	0.00 to 0.00	1.14	10.89 to 10.89
	2012	240	15.77 to 15.77	3,791	0.00 to 0.00	0.66	17.37 to 12.53
	2011	225	13.44 to 13.44	3,025	0.00 to 0.00	1.51	-14.33 to -14.33
	2010	138	15.69 to 15.69	2,161	0.00 to 0.00	1.58	17.43 to 17.43

Blue Chip Growth Trust Series I	2014	769	50.22 to 50.22	38,599	0.00 to 0.00	0.00	9.07 to 9.07
	2013	818	46.05 to 46.05	37,645	0.00 to 0.00	0.27	41.33 to 41.33
	2012	891	32.58 to 32.58	29,014	0.00 to 0.00	0.09	18.31 to 18.31

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Blue Chip Growth Trust Series I	2011	1,039	$27.54 to $27.54	$28,596	0.00% to 0.00%	0.01%	1.44% to 1.44%
	2010	1,105	27.15 to 27.15	30,006	0.00 to 0.00	0.08	16.15 to 16.15

Blue Chip Growth Trust Series NAV	2014	347	122.28 to 122.28	42,434	0.00 to 0.00	0.00	11.16 to 9.11
	2013	302	112.07 to 112.07	33,822	0.00 to 0.00	0.33	41.43 to 41.43
	2012	262	79.24 to 79.24	20,734	0.00 to 0.00	0.14	18.39 to 5.30
	2011	229	66.93 to 66.93	15,336	0.00 to 0.00	0.02	1.45 to 1.45
	2010	179	65.97 to 65.97	11,825	0.00 to 0.00	0.09	16.25 to 16.25

Bond Trust Series I	2014	98	11.16 to 11.16	1,098	0.00 to 0.00	2.77	5.53 to 5.53
	2013	66	10.57 to 10.57	694	0.00 to 0.00	2.42	-1.36 to -1.36
	2012	92	10.72 to 10.72	985	0.00 to 0.00	2.79	6.34 to 6.34
	2011	91	10.08 to 10.08	922	0.00 to 0.00	13.72	0.78 to 0.78

Bond Trust Series NAV	2014	664	11.17 to 11.17	7,416	0.00 to 0.00	2.80	5.59 to 2.50
	2013	519	10.58 to 10.58	5,489	0.00 to 0.00	2.94	-1.32 to -1.32
	2012	511	10.72 to 10.72	5,480	0.00 to 0.00	3.04	6.31 to 2.99
	2011	435	10.08 to 10.08	4,385	0.00 to 0.00	14.74	0.82 to 0.82

Capital Appreciation Trust Series I	2014	1,106	24.78 to 24.78	27,404	0.00 to 0.00	0.05	9.65 to 9.65
	2013	1,167	22.60 to 22.60	26,365	0.00 to 0.00	0.25	37.41 to 37.41
	2012	1,460	16.44 to 16.44	24,001	0.00 to 0.00	0.15	15.98 to 15.98
	2011	1,726	14.18 to 14.18	24,469	0.00 to 0.00	0.07	0.07 to 0.07
	2010	1,847	14.17 to 14.17	26,165	0.00 to 0.00	0.14	11.83 to 11.83

Capital Appreciation Trust Series NAV	2014	834	24.32 to 24.32	20,287	0.00 to 0.00	0.09	11.81 to 9.68
	2013	770	22.17 to 22.17	17,076	0.00 to 0.00	0.26	37.50 to 37.50
	2012	743	16.13 to 16.13	11,988	0.00 to 0.00	0.21	16.03 to 3.07
	2011	705	13.90 to 13.90	9,798	0.00 to 0.00	0.11	0.11 to 0.11
	2010	629	13.88 to 13.88	8,728	0.00 to 0.00	0.21	11.88 to 11.88

Capital Appreciation Value Trust Series I	2014	63	17.48 to 17.48	1,096	0.00 to 0.00	1.30	12.22 to 12.22
	2013	56	15.58 to 15.58	879	0.00 to 0.00	1.20	22.31 to 22.31
	2012	40	12.74 to 12.74	509	0.00 to 0.00	1.51	14.60 to 14.60
	2011	45	11.12 to 11.12	501	0.00 to 0.00	1.70	3.13 to 3.13
	2010	43	10.78 to 10.78	466	0.00 to 0.00	1.91	13.92 to 13.92

Capital Appreciation Value Trust Series NAV	2014	1,340	17.54 to 17.54	23,505	0.00 to 0.00	1.61	12.38 to 7.58
	2013	1,014	15.60 to 15.60	15,829	0.00 to 0.00	1.46	22.29 to 22.29
	2012	823	12.76 to 12.76	10,506	0.00 to 0.00	1.86	14.77 to 7.74
	2011	523	11.12 to 11.12	5,814	0.00 to 0.00	2.16	3.09 to 3.09
	2010	213	10.79 to 10.79	2,298	0.00 to 0.00	2.09	13.91 to 13.91

Core Bond Trust Series I	2014	66	20.25 to 20.25	1,334	0.00 to 0.00	3.07	5.93 to 5.93
	2013	69	19.11 to 19.11	1,314	0.00 to 0.00	1.95	-2.15 to -2.15
	2012	102	19.53 to 19.53	1,997	0.00 to 0.00	2.82	6.46 to 6.46
	2011	81	18.35 to 18.35	1,494	0.00 to 0.00	4.35	8.32 to 8.32
	2010	43	16.94 to 16.94	727	0.00 to 0.00	2.26	7.08 to 7.08

Core Bond Trust Series NAV	2014	397	16.26 to 16.26	6,459	0.00 to 0.00	3.62	6.01 to 2.87
	2013	260	15.34 to 15.34	3,988	0.00 to 0.00	2.81	-2.12 to -2.12
	2012	250	15.67 to 15.67	3,919	0.00 to 0.00	3.31	6.54 to 3.76
	2011	128	14.71 to 14.71	1,887	0.00 to 0.00	4.64	8.32 to 8.32
	2010	91	13.58 to 13.58	1,236	0.00 to 0.00	2.39	7.17 to 7.17

Core Strategy Trust Series I	2014	124	14.68 to 14.68	1,821	0.00 to 0.00	2.39	6.10 to 6.10
	2013	133	13.84 to 13.84	1,835	0.00 to 0.00	2.64	19.16 to 19.16
	2012	18	11.61 to 11.61	211	0.00 to 0.00	3.34	12.53 to 12.53
	2011	12	10.32 to 10.32	124	0.00 to 0.00	3.66	0.20 to 0.20
	2010	5	10.30 to 10.30	52	0.00 to 0.00	1.64	12.42 to 12.42

Core Strategy Trust Series NAV	2014	9,346	14.73 to 14.73	137,715	0.00 to 0.00	2.72	6.14 to 3.30
	2013	8,196	13.88 to 13.88	113,767	0.00 to 0.00	1.39	19.29 to 19.29
	2012	3,306	11.64 to 11.64	38,470	0.00 to 0.00	3.51	12.58 to 7.54
	2011	2,113	10.34 to 10.34	21,837	0.00 to 0.00	3.15	0.19 to 0.19
	2010	1,039	10.32 to 10.32	10,720	0.00 to 0.00	3.82	12.57 to 12.57

Emerging Markets Value Trust Series I	2014	198	14.10 to 14.10	2,786	0.00 to 0.00	1.86	-5.50 to -5.50
	2013	230	14.93 to 14.93	3,435	0.00 to 0.00	1.24	-3.22 to -3.22
	2012	521	15.42 to 15.42	8,031	0.00 to 0.00	1.07	18.53 to 18.53
	2011	491	13.01 to 13.01	6,385	0.00 to 0.00	1.53	-27.06 to -27.06
	2010	534	17.84 to 17.84	9,524	0.00 to 0.00	1.44	23.03 to 23.03

Emerging Markets Value Trust Series NAV	2014	2,052	11.32 to 11.32	23,237	0.00 to 0.00	2.00	-5.37 to -7.51
	2013	1,849	11.97 to 11.97	22,122	0.00 to 0.00	1.52	-3.18 to -3.18
	2012	1,275	12.36 to 12.36	15,761	0.00 to 0.00	1.25	18.49 to 14.09
	2011	778	10.43 to 10.43	8,114	0.00 to 0.00	1.65	-27.02 to -27.02
	2010	645	14.29 to 14.29	9,226	0.00 to 0.00	1.79	23.11 to 23.11

Equity-Income Trust Series I	2014	990	45.90 to 45.90	45,429	0.00 to 0.00	1.82	7.47 to 7.47
	2013	1,079	42.71 to 42.71	46,083	0.00 to 0.00	1.85	30.05 to 30.05
	2012	1,258	32.84 to 32.84	41,314	0.00 to 0.00	2.05	17.36 to 17.36
	2011	1,424	27.98 to 27.98	39,852	0.00 to 0.00	1.86	-0.81 to -0.81
	2010	1,319	28.21 to 28.21	37,217	0.00 to 0.00	1.90	15.12 to 15.12

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Equity-Income Trust Series NAV	2014		1,475	$45.85 to $45.85	$67,616	0.00% to 0.00%	1.93%	7.55% to 4.38%
	2013		1,438	42.63 to 42.63	61,302	0.00 to 0.00	2.08	30.05 to 30.05
	2012		1,300	32.78 to 32.78	42,625	0.00 to 0.00	2.25	17.47 to 10.80
	2011		1,180	27.90 to 27.90	32,919	0.00 to 0.00	2.28	-0.76 to -0.76
	2010		599	28.12 to 28.12	16,851	0.00 to 0.00	2.25	15.23 to 15.23

Financial Industries Trust Series I	2014	(l)	119	23.65 to 23.65	2,807	0.00 to 0.00	0.73	8.65 to 8.65
	2013		102	21.77 to 21.77	2,218	0.00 to 0.00	0.48	30.75 to 30.75
	2012		109	16.65 to 16.65	1,815	0.00 to 0.00	0.77	18.05 to 18.05
	2011		128	14.10 to 14.10	1,805	0.00 to 0.00	1.49	-9.51 to -9.51
	2010		177	15.59 to 15.59	2,762	0.00 to 0.00	0.36	12.26 to 12.26

Financial Industries Trust Series NAV	2014	(l)	218	28.46 to 28.46	6,196	0.00 to 0.00	0.80	8.64 to 6.56
	2013		181	26.20 to 26.20	4,736	0.00 to 0.00	0.69	30.86 to 30.86
	2012		163	20.02 to 20.02	3,266	0.00 to 0.00	0.82	18.03 to 8.06
	2011		173	16.96 to 16.96	2,931	0.00 to 0.00	1.86	-9.39 to -9.39
	2010		144	18.72 to 18.72	2,696	0.00 to 0.00	0.40	12.22 to 12.22

Franklin Templeton Founding Allocation Trust Series I	2014		28	14.51 to 14.51	400	0.00 to 0.00	3.09	3.01 to 3.01
	2013		28	14.09 to 14.09	393	0.00 to 0.00	2.33	24.43 to 24.43
	2012		34	11.32 to 11.32	389	0.00 to 0.00	3.13	16.26 to 16.26
	2011		35	9.74 to 9.74	342	0.00 to 0.00	3.02	-1.41 to -1.41
	2010		37	9.88 to 9.88	366	0.00 to 0.00	4.00	10.66 to 10.66

Franklin Templeton Founding Allocation Trust Series NAV	2014		2,729	14.55 to 14.55	39,698	0.00 to 0.00	3.54	3.06 to -1.98
	2013		1,986	14.12 to 14.12	28,030	0.00 to 0.00	3.61	24.51 to 24.51
	2012		1,205	11.34 to 11.34	13,662	0.00 to 0.00	3.98	16.33 to 12.32
	2011		856	9.75 to 9.75	8,340	0.00 to 0.00	3.61	-1.45 to -1.45
	2010		603	9.89 to 9.89	5,968	0.00 to 0.00	5.24	10.71 to 10.71

Fundamental All Cap Core Trust Series I	2014		25	36.47 to 36.47	896	0.00 to 0.00	0.33	9.75 to 9.75
	2013		51	33.23 to 33.23	1,694	0.00 to 0.00	1.03	35.88 to 35.88
	2012		32	24.46 to 24.46	793	0.00 to 0.00	0.76	23.52 to 23.52
	2011		39	19.80 to 19.80	765	0.00 to 0.00	0.93	-2.08 to -2.08
	2010		40	20.22 to 20.22	811	0.00 to 0.00	1.26	19.55 to 19.55

Fundamental All Cap Core Trust Series NAV	2014		561	21.66 to 21.66	12,145	0.00 to 0.00	0.46	11.86 to 9.81
	2013		634	19.73 to 19.73	12,510	0.00 to 0.00	1.00	35.87 to 35.87
	2012		565	14.52 to 14.52	8,202	0.00 to 0.00	0.82	23.67 to 15.03
	2011		580	11.74 to 11.74	6,814	0.00 to 0.00	1.08	-2.02 to -2.02
	2010		610	11.98 to 11.98	7,303	0.00 to 0.00	1.31	19.55 to 19.55

Fundamental Large Cap Value Trust Series I	2014		1,394	28.36 to 28.36	39,538	0.00 to 0.00	1.95	10.61 to 10.61
	2013		235	25.64 to 25.64	6,034	0.00 to 0.00	1.03	32.41 to 32.41
	2012		48	19.36 to 19.36	925	0.00 to 0.00	1.95	24.43 to 24.43
	2011		16	15.56 to 15.56	242	0.00 to 0.00	0.92	1.75 to 1.75
	2010		21	15.29 to 15.29	315	0.00 to 0.00	1.63	13.57 to 13.57

Fundamental Large Cap Value Trust Series NAV	2014		1,692	19.96 to 19.96	33,776	0.00 to 0.00	1.11	10.66 to 7.82
	2013		837	18.04 to 18.04	15,103	0.00 to 0.00	1.23	32.46 to 32.46
	2012		134	13.62 to 13.62	1,824	0.00 to 0.00	1.64	24.48 to 16.71
	2011		34	10.94 to 10.94	367	0.00 to 0.00	1.22	1.90 to 1.90
	2010		25	10.74 to 10.74	273	0.00 to 0.00	2.23	13.51 to 13.51

Fundamental Value Trust Series I	2014	(n)	0	26.08 to 26.08	0	0.00 to 0.00	1.89	6.99 to 6.99
	2013		1,410	24.37 to 24.37	34,357	0.00 to 0.00	1.29	33.52 to 33.52
	2012		1,540	18.25 to 18.25	28,110	0.00 to 0.00	0.89	13.38 to 13.38
	2011		1,793	16.10 to 16.10	28,861	0.00 to 0.00	0.80	-3.78 to -3.78
	2010		1,981	16.73 to 16.73	33,147	0.00 to 0.00	1.10	13.10 to 13.10

Fundamental Value Trust Series NAV	2014	(n)	0	18.67 to 18.67	0	0.00 to 0.00	1.98	7.01 to 5.55
	2013		745	17.45 to 17.45	13,008	0.00 to 0.00	1.32	33.62 to 33.62
	2012		772	13.06 to 13.06	10,077	0.00 to 0.00	1.02	13.40 to 6.37
	2011		768	11.52 to 11.52	8,846	0.00 to 0.00	0.90	-3.74 to -3.74
	2010		684	11.96 to 11.96	8,180	0.00 to 0.00	1.24	13.20 to 13.20

Global Bond Trust Series I	2014		197	30.70 to 30.70	6,058	0.00 to 0.00	0.90	2.28 to 2.28
	2013		220	30.02 to 30.02	6,602	0.00 to 0.00	0.46	-5.42 to -5.42
	2012		240	31.74 to 31.74	7,608	0.00 to 0.00	6.89	7.03 to 7.03
	2011		253	29.65 to 29.65	7,490	0.00 to 0.00	6.22	9.08 to 9.08
	2010		285	27.18 to 27.18	7,759	0.00 to 0.00	3.42	10.30 to 10.30

Global Bond Trust Series NAV	2014		754	30.81 to 30.81	23,227	0.00 to 0.00	1.00	2.42 to -1.88
	2013		753	30.08 to 30.08	22,656	0.00 to 0.00	0.50	-5.54 to -5.54
	2012		706	31.84 to 31.84	22,476	0.00 to 0.00	6.92	7.15 to 4.53
	2011		685	29.72 to 29.72	20,361	0.00 to 0.00	7.13	9.08 to 9.08
	2010		526	27.24 to 27.24	14,332	0.00 to 0.00	4.05	10.40 to 10.40

Global Trust Series I	2014		413	31.91 to 31.91	13,193	0.00 to 0.00	3.12	-2.60 to -2.60
	2013		218	32.76 to 32.76	7,141	0.00 to 0.00	1.52	31.09 to 31.09
	2012		238	24.99 to 24.99	5,955	0.00 to 0.00	2.13	21.74 to 21.74
	2011		350	20.53 to 20.53	7,177	0.00 to 0.00	2.03	-6.00 to -6.00
	2010		372	21.84 to 21.84	8,120	0.00 to 0.00	1.51	7.76 to 7.76

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Global Trust Series NAV	2014	1,728	$17.26 to $17.26	$29,822	0.00% to 0.00%	6.16%	-2.51% to -6.31%
	2013	290	17.70 to 17.70	5,130	0.00 to 0.00	1.59	31.04 to 31.04
	2012	301	13.51 to 13.51	4,067	0.00 to 0.00	2.30	21.82 to 18.78
	2011	302	11.09 to 11.09	3,348	0.00 to 0.00	2.18	-5.96 to -5.96
	2010	263	11.79 to 11.79	3,100	0.00 to 0.00	1.80	7.82 to 7.82

Health Sciences Trust Series I	2014	215	69.05 to 69.05	14,819	0.00 to 0.00	0.00	31.83 to 31.83
	2013	213	52.38 to 52.38	11,156	0.00 to 0.00	0.00	51.07 to 51.07
	2012	220	34.67 to 34.67	7,625	0.00 to 0.00	0.00	31.95 to 31.95
	2011	209	26.28 to 26.28	5,501	0.00 to 0.00	0.00	10.57 to 10.57
	2010	193	23.76 to 23.76	4,583	0.00 to 0.00	0.00	15.70 to 15.70

Health Sciences Trust Series NAV	2014	556	53.81 to 53.81	29,900	0.00 to 0.00	0.00	31.85 to 25.97
	2013	484	40.81 to 40.81	19,734	0.00 to 0.00	0.00	51.24 to 51.24
	2012	353	26.99 to 26.99	9,520	0.00 to 0.00	0.00	31.93 to 12.19
	2011	311	20.45 to 20.45	6,354	0.00 to 0.00	0.00	10.66 to 10.66
	2010	254	18.48 to 18.48	4,687	0.00 to 0.00	0.00	15.81 to 15.81

High Yield Trust Series I	2014	440	32.01 to 32.01	14,093	0.00 to 0.00	6.55	0.11 to 0.11
	2013	471	31.97 to 31.97	15,052	0.00 to 0.00	6.56	8.52 to 8.52
	2012	493	29.46 to 29.46	14,511	0.00 to 0.00	8.05	18.99 to 18.99
	2011	504	24.76 to 24.76	12,487	0.00 to 0.00	8.29	0.89 to 0.89
	2010	589	24.54 to 24.54	14,466	0.00 to 0.00	46.27	13.78 to 13.78

High Yield Trust Series NAV	2014	1,232	21.14 to 21.14	26,044	0.00 to 0.00	6.90	0.00 to -3.67
	2013	1,109	21.14 to 21.14	23,434	0.00 to 0.00	6.84	8.68 to 8.68
	2012	993	19.45 to 19.45	19,318	0.00 to 0.00	8.73	19.07 to 9.73
	2011	752	16.33 to 16.33	12,285	0.00 to 0.00	9.04	1.14 to 1.14
	2010	595	16.15 to 16.15	9,608	0.00 to 0.00	55.57	13.75 to 13.75

International Core Trust Series I	2014	599	21.82 to 21.82	13,075	0.00 to 0.00	3.52	-6.70 to -6.70
	2013	627	23.39 to 23.39	14,659	0.00 to 0.00	2.78	25.00 to 25.00
	2012	739	18.71 to 18.71	13,837	0.00 to 0.00	2.85	15.05 to 15.05
	2011	837	16.27 to 16.27	13,611	0.00 to 0.00	2.29	-9.58 to -9.58
	2010	949	17.99 to 17.99	17,079	0.00 to 0.00	1.89	9.58 to 9.58

International Core Trust Series NAV	2014	669	16.07 to 16.07	10,739	0.00 to 0.00	3.79	-6.76 to -11.03
	2013	538	17.23 to 17.23	9,260	0.00 to 0.00	3.16	25.13 to 25.13
	2012	413	13.77 to 13.77	5,691	0.00 to 0.00	3.14	16.10 to 15.16
	2011	448	11.96 to 11.96	5,352	0.00 to 0.00	2.57	-9.55 to -9.55
	2010	413	13.22 to 13.22	5,455	0.00 to 0.00	2.16	9.67 to 9.67

International Equity Index Trust B Series I	2014	1,081	11.58 to 11.58	12,520	0.00 to 0.00	3.02	-4.61 to -4.61
	2013	1,158	12.14 to 12.14	14,066	0.00 to 0.00	2.39	14.56 to 14.56
	2012	1,304	10.60 to 10.60	13,820	0.00 to 0.00	7.00	6.02 to 6.02

International Equity Index Trust B Series NAV	2014	865	45.42 to 45.42	39,290	0.00 to 0.00	3.28	-4.57 to -7.23
	2013	750	47.59 to 47.59	35,683	0.00 to 0.00	2.68	14.54 to 14.54
	2012	636	41.55 to 41.55	26,411	0.00 to 0.00	1.60	17.76 to 15.48
	2011	438	35.28 to 35.28	15,449	0.00 to 0.00	3.78	-13.99 to -13.99
	2010	356	41.02 to 41.02	14,592	0.00 to 0.00	2.87	11.43 to 11.43

International Growth Stock Trust Series I	2014	152	12.42 to 12.42	1,892	0.00 to 0.00	1.77	0.20 to 0.20
	2013	190	12.40 to 12.40	2,353	0.00 to 0.00	1.23	19.10 to 19.10
	2012	201	10.41 to 10.41	2,094	0.00 to 0.00	4.09	4.08 to 4.08

International Growth Stock Trust Series NAV	2014	656	12.43 to 12.43	8,153	0.00 to 0.00	1.93	0.19 to -2.81
	2013	594	12.41 to 12.41	7,373	0.00 to 0.00	1.26	19.18 to 19.18
	2012	582	10.41 to 10.41	6,055	0.00 to 0.00	4.25	4.12 to 4.12

International Small Company Trust Series I	2014	427	14.17 to 14.17	6,043	0.00 to 0.00	1.26	-6.89 to -6.89
	2013	526	15.22 to 15.22	8,002	0.00 to 0.00	2.07	26.34 to 26.34
	2012	529	12.04 to 12.04	6,367	0.00 to 0.00	1.43	19.20 to 19.20
	2011	582	10.10 to 10.10	5,878	0.00 to 0.00	1.60	-16.23 to -16.23
	2010	660	12.06 to 12.06	7,959	0.00 to 0.00	2.55	22.70 to 22.70

International Small Company Trust Series NAV	2014	878	14.19 to 14.19	12,457	0.00 to 0.00	1.50	-6.85 to -10.48
	2013	709	15.23 to 15.23	10,807	0.00 to 0.00	2.05	26.30 to 26.30
	2012	599	12.06 to 12.06	7,223	0.00 to 0.00	1.42	19.23 to 12.82
	2011	556	10.12 to 10.12	5,621	0.00 to 0.00	1.78	-16.18 to -16.18
	2010	444	12.07 to 12.07	5,355	0.00 to 0.00	2.89	22.62 to 22.62

International Value Trust Series I	2014	623	23.95 to 23.95	14,924	0.00 to 0.00	2.80	-12.51 to -12.51
	2013	648	27.37 to 27.37	17,721	0.00 to 0.00	1.71	26.15 to 26.15
	2012	682	21.70 to 21.70	14,799	0.00 to 0.00	2.68	19.38 to 19.38
	2011	799	18.18 to 18.18	14,513	0.00 to 0.00	2.36	-12.85 to -12.85
	2010	916	20.86 to 20.86	19,105	0.00 to 0.00	1.95	7.98 to 7.98

International Value Trust Series NAV	2014	1,399	15.44 to 15.44	21,595	0.00 to 0.00	3.03	-12.47 to -14.40
	2013	1,144	17.64 to 17.64	20,190	0.00 to 0.00	1.96	26.21 to 26.21
	2012	1,042	13.98 to 13.98	14,566	0.00 to 0.00	2.90	19.59 to 19.36
	2011	961	11.71 to 11.71	11,254	0.00 to 0.00	2.69	-12.80 to -12.80
	2010	854	13.43 to 13.43	11,473	0.00 to 0.00	2.45	8.00 to 8.00

Investment Quality Bond Trust Series I	2014	361	33.87 to 33.87	12,238	0.00 to 0.00	2.96	5.48 to 5.48

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Investment Quality Bond Trust Series I	2013		396	$32.11 to $32.11	$12,718	0.00% to 0.00%	3.68%	-1.92% to -1.92%
	2012		449	32.74 to 32.74	14,702	0.00 to 0.00	1.93	7.59 to 7.59
	2011		507	30.43 to 30.43	15,434	0.00 to 0.00	4.04	8.07 to 8.07
	2010		573	28.16 to 28.16	16,144	0.00 to 0.00	5.00	7.45 to 7.45

Investment Quality Bond Trust Series NAV	2014		534	15.98 to 15.98	8,529	0.00 to 0.00	3.30	5.54 to 2.04
	2013		467	15.14 to 15.14	7,074	0.00 to 0.00	3.98	-1.88 to -1.88
	2012		457	15.43 to 15.43	7,049	0.00 to 0.00	2.26	7.66 to 4.09
	2011		438	14.33 to 14.33	6,279	0.00 to 0.00	4.60	8.06 to 8.06
	2010		384	13.26 to 13.26	5,097	0.00 to 0.00	5.66	7.54 to 7.54

Lifestyle Aggressive MVP Series I	2014	(g)	529	31.15 to 31.15	16,492	0.00 to 0.00	2.53	1.40 to 1.40
	2013		754	30.72 to 30.72	23,176	0.00 to 0.00	2.98	26.72 to 26.72
	2012		615	24.25 to 24.25	14,901	0.00 to 0.00	1.34	16.61 to 16.61
	2011		745	20.79 to 20.79	15,490	0.00 to 0.00	1.67	-6.51 to -6.51
	2010		817	22.24 to 22.24	18,178	0.00 to 0.00	1.90	16.45 to 16.45

Lifestyle Aggressive MVP Series NAV	2014	(g)	9,406	18.67 to 18.67	175,656	0.00 to 0.00	2.92	1.54 to 0.53
	2013		9,085	18.39 to 18.39	167,093	0.00 to 0.00	2.60	26.77 to 26.77
	2012		8,833	14.51 to 14.51	128,138	0.00 to 0.00	1.58	16.67 to 9.51
	2011		7,782	12.43 to 12.43	96,769	0.00 to 0.00	2.13	-6.46 to -6.46
	2010		5,488	13.29 to 13.29	72,956	0.00 to 0.00	2.16	16.50 to 16.50

Lifestyle Aggressive Trust PS Series NAV	2014	(m)	48	10.80 to 10.80	523	0.00 to 0.00	5.68	5.46 to 5.46

Lifestyle Balanced MVP Series I	2014	(h)	1,838	35.35 to 35.35	64,961	0.00 to 0.00	2.83	4.29 to 4.29
	2013		1,952	33.89 to 33.89	66,175	0.00 to 0.00	2.81	12.78 to 12.78
	2012		2,024	30.05 to 30.05	60,830	0.00 to 0.00	2.18	11.87 to 11.87
	2011		2,368	26.86 to 26.86	63,613	0.00 to 0.00	3.26	0.62 to 0.62
	2010		2,570	26.70 to 26.70	68,605	0.00 to 0.00	2.77	11.74 to 11.74

Lifestyle Balanced MVP Series NAV	2014	(h)	21,988	17.57 to 17.57	386,294	0.00 to 0.00	3.02	4.25 to 1.81
	2013		20,832	16.85 to 16.85	351,050	0.00 to 0.00	3.11	12.89 to 12.89
	2012		18,390	14.93 to 14.93	274,505	0.00 to 0.00	2.56	11.90 to 6.76
	2011		15,495	13.34 to 13.34	206,692	0.00 to 0.00	3.73	0.67 to 0.67
	2010		13,170	13.25 to 13.25	174,502	0.00 to 0.00	3.20	11.78 to 11.78

Lifestyle Balanced Trust PS Series NAV	2014	(m)	961	10.72 to 10.72	10,303	0.00 to 0.00	8.80	5.94 to 5.94

Lifestyle Conservative MVP Series I	2014	(i)	119	35.07 to 35.07	4,177	0.00 to 0.00	2.56	5.02 to 5.02
	2013		150	33.39 to 33.39	5,019	0.00 to 0.00	2.92	3.87 to 3.87
	2012		223	32.15 to 32.15	7,186	0.00 to 0.00	3.03	8.52 to 8.52
	2011		214	29.63 to 29.63	6,332	0.00 to 0.00	4.47	4.23 to 4.23
	2010		256	28.42 to 28.42	7,270	0.00 to 0.00	2.80	9.12 to 9.12

Lifestyle Conservative MVP Series NAV	2014	(i)	2,049	16.40 to 16.40	33,614	0.00 to 0.00	3.02	4.98 to 2.14
	2013		1,857	15.62 to 15.62	29,023	0.00 to 0.00	3.47	3.99 to 3.99
	2012		1,865	15.02 to 15.02	28,021	0.00 to 0.00	3.26	8.55 to 4.72
	2011		1,582	13.84 to 13.84	21,901	0.00 to 0.00	4.66	4.27 to 4.27
	2010		1,411	13.27 to 13.27	18,724	0.00 to 0.00	3.07	9.25 to 9.25

Lifestyle Conservative Trust PS Series NAV	2014	(m)	18	10.59 to 10.59	191	0.00 to 0.00	8.91	5.67 to 5.67

Lifestyle Growth MVP Series I	2014	(j)	2,599	33.61 to 33.61	87,346	0.00 to 0.00	2.68	2.16 to 2.16
	2013		2,937	32.90 to 32.90	96,619	0.00 to 0.00	2.43	19.34 to 19.34
	2012		3,225	27.57 to 27.57	88,889	0.00 to 0.00	1.82	13.87 to 13.87
	2011		3,507	24.21 to 24.21	84,891	0.00 to 0.00	2.70	-1.60 to -1.60
	2010		3,839	24.60 to 24.60	94,447	0.00 to 0.00	2.37	13.02 to 13.02

Lifestyle Growth MVP Series NAV	2014	(j)	30,578	18.02 to 18.02	551,018	0.00 to 0.00	2.94	2.28 to 0.59
	2013		28,942	17.62 to 17.62	509,912	0.00 to 0.00	2.72	19.38 to 19.38
	2012		26,401	14.76 to 14.76	389,619	0.00 to 0.00	2.03	13.91 to 7.98
	2011		23,851	12.96 to 12.96	309,010	0.00 to 0.00	2.98	-1.55 to -1.55
	2010		21,197	13.16 to 13.16	278,953	0.00 to 0.00	2.72	13.04 to 13.04

Lifestyle Growth Trust PS Series NAV	2014	(m)	1,093	10.81 to 10.81	11,808	0.00 to 0.00	7.60	6.23 to 6.23

Lifestyle Moderate MVP Series I	2014	(k)	428	35.90 to 35.90	15,384	0.00 to 0.00	2.60	4.94 to 4.94
	2013		511	34.21 to 34.21	17,487	0.00 to 0.00	2.97	10.22 to 10.22
	2012		539	31.04 to 31.04	16,738	0.00 to 0.00	2.53	10.67 to 10.67
	2011		505	28.05 to 28.05	14,164	0.00 to 0.00	3.39	2.33 to 2.33
	2010		558	27.41 to 27.41	15,301	0.00 to 0.00	2.69	10.55 to 10.55

Lifestyle Moderate MVP Series NAV	2014	(k)	4,639	17.27 to 17.27	80,144	0.00 to 0.00	3.06	4.99 to 2.38
	2013		4,291	16.45 to 16.45	70,619	0.00 to 0.00	3.23	10.26 to 10.26
	2012		3,741	14.92 to 14.92	55,826	0.00 to 0.00	2.75	10.70 to 5.97
	2011		3,199	13.48 to 13.48	43,126	0.00 to 0.00	4.06	2.38 to 2.38
	2010		2,706	13.17 to 13.17	35,632	0.00 to 0.00	2.99	10.69 to 10.69

Lifestyle Moderate Trust PS Series NAV	2014		269	10.68 to 10.68	2,874	0.00 to 0.00	8.70	5.88 to 5.88
	2013	(f)	3	10.08 to 10.08	28	0.00 to 0.00	0.00	0.84 to 0.84

M Capital Appreciation (e)	2014		128	85.07 to 85.07	10,873	0.00 to 0.00	0.00	12.42 to 9.01
	2013		123	75.67 to 75.67	9,332	0.00 to 0.00	0.00	39.20 to 39.20
	2012		114	54.36 to 54.36	6,201	0.00 to 0.00	0.33	17.43 to 8.43

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
M Capital Appreciation (e)	2011		110	$46.29 to $46.29	$5,098	0.00% to 0.00%	0.00%	-7.22% to -7.22%
	2010		68	49.89 to 49.89	3,375	0.00 to 0.00	0.20	27.00 to 27.00

M International Equity (e)	2014		328	33.05 to 33.05	10,847	0.00 to 0.00	2.37	-7.06 to -10.07
	2013		298	35.56 to 35.56	10,597	0.00 to 0.00	2.57	16.32 to 16.32
	2012		200	30.57 to 30.57	6,117	0.00 to 0.00	2.22	20.68 to 14.03
	2011		176	25.33 to 25.33	4,445	0.00 to 0.00	3.70	-13.56 to -13.56
	2010		127	29.30 to 29.30	3,712	0.00 to 0.00	4.05	4.61 to 4.61

M Large Cap Growth (e)	2014		250	50.21 to 50.21	12,528	0.00 to 0.00	0.04	12.53 to 10.21
	2013		235	45.56 to 45.56	10,727	0.00 to 0.00	0.59	36.15 to 36.15
	2012		204	33.46 to 33.46	6,838	0.00 to 0.00	0.05	19.31 to 7.49
	2011		151	28.04 to 28.04	4,231	0.00 to 0.00	0.00	-0.80 to -0.80
	2010		91	28.27 to 28.27	2,560	0.00 to 0.00	0.36	23.06 to 23.06

M Large Cap Value (e)	2014		396	23.85 to 23.85	9,439	0.00 to 0.00	1.26	9.68 to 5.84
	2013		354	21.75 to 21.75	7,698	0.00 to 0.00	2.84	34.22 to 34.22
	2012		299	16.20 to 16.20	4,843	0.00 to 0.00	0.81	17.29 to 10.97
	2011		276	13.81 to 13.81	3,810	0.00 to 0.00	0.38	-4.11 to -4.11
	2010		223	14.41 to 14.41	3,210	0.00 to 0.00	0.70	9.27 to 9.27

Mid Cap Index Trust Series I	2014		343	42.08 to 42.08	14,446	0.00 to 0.00	0.96	9.35 to 9.35
	2013		399	38.49 to 38.49	15,339	0.00 to 0.00	1.07	33.03 to 33.03
	2012		412	28.93 to 28.93	11,921	0.00 to 0.00	1.42	17.48 to 17.48
	2011		463	24.63 to 24.63	11,392	0.00 to 0.00	0.65	-2.25 to -2.25
	2010		535	25.19 to 25.19	13,471	0.00 to 0.00	1.10	25.98 to 25.98

Mid Cap Index Trust Series NAV	2014		1,111	27.60 to 27.60	30,659	0.00 to 0.00	1.10	9.40 to 6.47
	2013		955	25.23 to 25.23	24,098	0.00 to 0.00	1.23	33.09 to 33.09
	2012		784	18.95 to 18.95	14,859	0.00 to 0.00	1.61	17.54 to 8.00
	2011		674	16.13 to 16.13	10,869	0.00 to 0.00	0.76	-2.14 to -2.14
	2010		619	16.48 to 16.48	10,202	0.00 to 0.00	1.23	26.06 to 26.06

Mid Cap Stock Trust Series I	2014		644	33.87 to 33.87	21,808	0.00 to 0.00	0.10	8.02 to 8.02
	2013		667	31.35 to 31.35	20,921	0.00 to 0.00	0.04	36.82 to 36.82
	2012		725	22.92 to 22.92	16,622	0.00 to 0.00	0.00	22.21 to 22.21
	2011		831	18.75 to 18.75	15,580	0.00 to 0.00	0.00	-9.20 to -9.20
	2010		964	20.65 to 20.65	19,917	0.00 to 0.00	0.00	23.08 to 23.08

Mid Cap Stock Trust Series NAV	2014		317	73.72 to 73.72	23,349	0.00 to 0.00	0.15	9.25 to 8.11
	2013		279	68.19 to 68.19	18,991	0.00 to 0.00	0.07	36.84 to 36.84
	2012		260	49.83 to 49.83	12,945	0.00 to 0.00	0.00	22.34 to 8.31
	2011		244	40.73 to 40.73	9,933	0.00 to 0.00	0.00	-9.16 to -9.16
	2010		205	44.84 to 44.84	9,175	0.00 to 0.00	0.00	23.07 to 23.07

Mid Value Trust Series I	2014		521	25.98 to 25.98	13,539	0.00 to 0.00	0.72	10.60 to 10.60
	2013		553	23.49 to 23.49	12,998	0.00 to 0.00	1.04	31.39 to 31.39
	2012		650	17.88 to 17.88	11,629	0.00 to 0.00	0.84	19.53 to 19.53
	2011		712	14.96 to 14.96	10,649	0.00 to 0.00	0.72	-4.93 to -4.93
	2010		733	15.73 to 15.73	11,536	0.00 to 0.00	2.04	16.15 to 16.15

Mid Value Trust Series NAV	2014		491	39.91 to 39.91	19,602	0.00 to 0.00	0.82	10.70 to 4.90
	2013		455	36.05 to 36.05	16,387	0.00 to 0.00	1.09	31.47 to 31.47
	2012		446	27.42 to 27.42	12,226	0.00 to 0.00	0.91	19.54 to 12.75
	2011		424	22.94 to 22.94	9,735	0.00 to 0.00	0.81	-4.80 to -4.80
	2010		385	24.10 to 24.10	9,285	0.00 to 0.00	2.33	16.16 to 16.16

Money Market Trust B Series NAV	2014		5,079	17.37 to 17.37	88,240	0.00 to 0.00	0.00	0.00 to 0.00
	2013		5,806	17.37 to 17.37	100,876	0.00 to 0.00	0.01	0.01 to 0.01
	2012		6,223	17.37 to 17.37	108,102	0.00 to 0.00	0.04	0.03 to 0.03
	2011		6,763	17.36 to 17.36	117,420	0.00 to 0.00	0.00	0.08 to 0.08
	2010		4,902	17.35 to 17.35	85,041	0.00 to 0.00	0.05	0.03 to 0.03

Money Market Trust Series I	2014		1,384	24.66 to 24.66	34,120	0.00 to 0.00	0.00	0.00 to 0.00
	2013		1,712	24.66 to 24.66	42,210	0.00 to 0.00	0.00	0.01 to 0.01
	2012		1,836	24.66 to 24.66	45,255	0.00 to 0.00	0.00	0.01 to 0.01
	2011		2,305	24.66 to 24.66	56,818	0.00 to 0.00	0.00	0.07 to 0.07
	2010		2,550	24.64 to 24.64	62,816	0.00 to 0.00	0.00	0.00 to 0.00

Natural Resources Trust Series I	2014	(o)	0	38.15 to 38.15	0	0.00 to 0.00	1.57	-7.78 to -7.78
	2013		162	41.37 to 41.37	6,721	0.00 to 0.00	0.56	2.97 to 2.97
	2012		190	40.18 to 40.18	7,649	0.00 to 0.00	0.77	0.52 to 0.52
	2011		205	39.97 to 39.97	8,205	0.00 to 0.00	0.46	-20.29 to -20.29
	2010		230	50.15 to 50.15	11,525	0.00 to 0.00	0.64	15.21 to 15.21

Natural Resources Trust Series NAV	2014	(o)	0	16.13 to 16.13	0	0.00 to 0.00	1.75	-7.74 to -16.68
	2013		1,386	17.49 to 17.49	24,233	0.00 to 0.00	0.66	3.07 to 3.07
	2012		1,246	16.97 to 16.97	21,135	0.00 to 0.00	0.88	7.03 to 0.58
	2011		1,148	16.87 to 16.87	19,368	0.00 to 0.00	0.57	-20.27 to -20.27
	2010		914	21.16 to 21.16	19,343	0.00 to 0.00	0.80	15.25 to 15.25

PIMCO All Asset (e)	2014		1,461	22.37 to 15.84	24,126	0.00 to 0.00	4.55	0.24 to -3.88
	2013		1,894	22.31 to 15.81	31,105	0.00 to 0.00	4.52	-0.10 to -0.10
	2012		1,340	22.34 to 15.82	22,540	0.00 to 0.00	4.81	14.65 to 9.24
	2011		1,033	19.48 to 13.80	15,306	0.00 to 0.00	6.83	1.66 to 1.66

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
PIMCO All Asset (e)	2010	744	$19.16 to $13.58	$10,910	0.00% to 0.00%	7.26%	12.71% to 12.71%

Real Estate Securities Trust Series I	2014	191	166.10 to 166.10	31,721	0.00 to 0.00	1.63	31.73 to 31.73
	2013	198	126.09 to 126.09	24,973	0.00 to 0.00	1.84	-0.10 to -0.10
	2012	217	126.22 to 126.22	27,346	0.00 to 0.00	1.69	17.26 to 17.26
	2011	248	107.64 to 107.64	26,668	0.00 to 0.00	1.46	9.46 to 9.46
	2010	268	98.33 to 98.33	26,379	0.00 to 0.00	1.85	29.20 to 29.20

Real Estate Securities Trust Series NAV	2014	283	138.91 to 138.91	39,373	0.00 to 0.00	1.81	31.75 to 13.03
	2013	236	105.43 to 105.43	24,887	0.00 to 0.00	2.07	-0.05 to -0.05
	2012	193	105.48 to 105.48	20,360	0.00 to 0.00	1.92	17.33 to 4.78
	2011	173	89.90 to 89.90	15,575	0.00 to 0.00	1.58	9.58 to 9.58
	2010	159	82.05 to 82.05	13,030	0.00 to 0.00	2.19	29.20 to 29.20

Real Return Bond Trust Series I	2014	156	21.67 to 21.67	3,389	0.00 to 0.00	2.92	4.76 to 4.76
	2013	185	20.69 to 20.69	3,835	0.00 to 0.00	2.43	-9.28 to -9.28
	2012	209	22.80 to 22.80	4,773	0.00 to 0.00	1.73	8.86 to 8.86
	2011	235	20.95 to 20.95	4,931	0.00 to 0.00	3.93	12.02 to 12.02
	2010	239	18.70 to 18.70	4,468	0.00 to 0.00	11.75	8.83 to 8.83

Real Return Bond Trust Series NAV	2014	779	14.94 to 14.94	11,637	0.00 to 0.00	2.88	4.88 to 0.73
	2013	932	14.24 to 14.24	13,267	0.00 to 0.00	2.66	-9.25 to -9.25
	2012	939	15.69 to 15.69	14,743	0.00 to 0.00	1.91	8.86 to 4.13
	2011	657	14.41 to 14.41	9,469	0.00 to 0.00	4.31	12.14 to 12.14
	2010	482	12.85 to 12.85	6,191	0.00 to 0.00	13.19	8.82 to 8.82

Science & Technology Trust Series I	2014	557	33.90 to 33.90	18,893	0.00 to 0.00	0.00	12.89 to 12.89
	2013	576	30.02 to 30.02	17,289	0.00 to 0.00	0.00	43.53 to 43.53
	2012	624	20.92 to 20.92	13,043	0.00 to 0.00	0.00	10.45 to 10.45
	2011	698	18.94 to 18.94	13,212	0.00 to 0.00	0.00	-7.75 to -7.75
	2010	876	20.53 to 20.53	17,991	0.00 to 0.00	0.00	24.61 to 24.61

Science & Technology Trust Series NAV	2014	486	26.86 to 26.86	13,046	0.00 to 0.00	0.00	14.24 to 12.95
	2013	387	23.78 to 23.78	9,206	0.00 to 0.00	0.00	43.55 to 43.55
	2012	356	16.57 to 16.57	5,900	0.00 to 0.00	0.00	10.54 to 1.76
	2011	326	14.99 to 14.99	4,890	0.00 to 0.00	0.00	-7.72 to -7.72
	2010	295	16.24 to 16.24	4,795	0.00 to 0.00	0.00	24.69 to 24.69

Short Term Government Income Trust Series I	2014	592	10.62 to 10.62	6,284	0.00 to 0.00	1.82	1.15 to 1.15
	2013	775	10.50 to 10.50	8,144	0.00 to 0.00	1.94	-0.86 to -0.86
	2012	865	10.59 to 10.59	9,162	0.00 to 0.00	1.59	1.21 to 1.21
	2011	908	10.47 to 10.47	9,500	0.00 to 0.00	2.33	2.77 to 2.77
	2010	994	10.19 to 10.19	10,124	0.00 to 0.00	1.47	1.86 to 1.86

Short Term Government Income Trust Series NAV	2014	1,114	10.65 to 10.65	11,869	0.00 to 0.00	2.00	1.19 to 0.39
	2013	1,140	10.52 to 10.52	11,994	0.00 to 0.00	2.11	-0.74 to -0.74
	2012	1,488	10.60 to 10.60	15,775	0.00 to 0.00	1.71	1.18 to 0.55
	2011	868	10.48 to 10.48	9,098	0.00 to 0.00	2.76	2.83 to 2.83
	2010	687	10.19 to 10.19	7,003	0.00 to 0.00	1.64	1.91 to 1.91

Small Cap Growth Trust Series I	2014	94	27.64 to 27.64	2,586	0.00 to 0.00	0.00	7.57 to 7.57
	2013	101	25.69 to 25.69	2,592	0.00 to 0.00	0.00	44.08 to 44.08
	2012	102	17.83 to 17.83	1,814	0.00 to 0.00	0.00	16.47 to 16.47
	2011	125	15.31 to 15.31	1,909	0.00 to 0.00	0.00	-6.81 to -6.81
	2010	103	16.43 to 16.43	1,690	0.00 to 0.00	0.00	22.08 to 22.08

Small Cap Growth Trust Series NAV	2014	510	32.78 to 32.78	16,723	0.00 to 0.00	0.00	11.05 to 7.60
	2013	481	30.46 to 30.46	14,645	0.00 to 0.00	0.00	44.22 to 44.22
	2012	420	21.12 to 21.12	8,867	0.00 to 0.00	0.00	16.53 to 4.70
	2011	434	18.13 to 18.13	7,875	0.00 to 0.00	0.00	-6.80 to -6.80
	2010	405	19.45 to 19.45	7,878	0.00 to 0.00	0.00	22.14 to 22.14

Small Cap Index Trust Series I	2014	291	32.52 to 32.52	9,477	0.00 to 0.00	0.92	4.59 to 4.59
	2013	308	31.10 to 31.10	9,568	0.00 to 0.00	1.43	38.61 to 38.61
	2012	332	22.43 to 22.43	7,449	0.00 to 0.00	2.03	16.09 to 16.09
	2011	360	19.32 to 19.32	6,958	0.00 to 0.00	1.13	-4.50 to -4.50
	2010	397	20.24 to 20.24	8,027	0.00 to 0.00	0.50	26.36 to 26.36

Small Cap Index Trust Series NAV	2014	793	25.96 to 25.96	20,587	0.00 to 0.00	1.02	7.14 to 4.71
	2013	658	24.79 to 24.79	16,308	0.00 to 0.00	1.59	38.75 to 38.75
	2012	599	17.87 to 17.87	10,697	0.00 to 0.00	2.18	16.06 to 10.12
	2011	516	15.40 to 15.40	7,946	0.00 to 0.00	1.26	-4.37 to -4.37
	2010	450	16.10 to 16.10	7,243	0.00 to 0.00	0.61	26.43 to 26.43

Small Cap Opportunities Trust Series I	2014	903	39.46 to 39.46	35,643	0.00 to 0.00	0.05	2.39 to 2.39
	2013	1,037	38.54 to 38.54	39,958	0.00 to 0.00	0.51	40.16 to 40.16
	2012	230	27.50 to 27.50	6,337	0.00 to 0.00	0.00	16.84 to 16.84
	2011	263	23.54 to 23.54	6,193	0.00 to 0.00	0.09	-3.16 to -3.16
	2010	320	24.31 to 24.31	7,788	0.00 to 0.00	0.00	29.67 to 29.67

Small Cap Opportunities Trust Series NAV	2014	822	19.43 to 19.43	15,967	0.00 to 0.00	0.08	3.44 to 2.42
	2013	686	18.97 to 18.97	13,007	0.00 to 0.00	0.72	40.28 to 40.28
	2012	329	13.52 to 13.52	4,453	0.00 to 0.00	0.00	16.88 to 10.99
	2011	252	11.57 to 11.57	2,911	0.00 to 0.00	0.10	-3.13 to -3.13
	2010	254	11.94 to 11.94	3,031	0.00 to 0.00	0.00	29.71 to 29.71

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Small Cap Value Trust Series I	2014	124	$24.60 to $24.60	$3,054	0.00% to 0.00%	0.64%	7.18% to 7.18%
	2013	130	22.95 to 22.95	2,983	0.00 to 0.00	0.53	33.31 to 33.31
	2012	133	17.21 to 17.21	2,291	0.00 to 0.00	0.78	15.70 to 15.70
	2011	201	14.88 to 14.88	2,986	0.00 to 0.00	0.87	1.04 to 1.04
	2010	178	14.72 to 14.72	2,623	0.00 to 0.00	0.27	26.10 to 26.10

Small Cap Value Trust Series NAV	2014	341	69.19 to 69.19	23,607	0.00 to 0.00	0.72	7.99 to 7.25
	2013	322	64.51 to 64.51	20,747	0.00 to 0.00	0.61	33.33 to 33.33
	2012	290	48.39 to 48.39	14,014	0.00 to 0.00	0.95	15.78 to 10.07
	2011	283	41.79 to 41.79	11,821	0.00 to 0.00	0.89	1.15 to 1.15
	2010	233	41.32 to 41.32	9,644	0.00 to 0.00	0.46	26.15 to 26.15

Small Company Value Trust Series I	2014	401	34.28 to 34.28	13,756	0.00 to 0.00	0.03	0.11 to 0.11
	2013	433	34.24 to 34.24	14,836	0.00 to 0.00	1.67	31.61 to 31.61
	2012	512	26.02 to 26.02	13,314	0.00 to 0.00	0.25	16.30 to 16.30
	2011	601	22.37 to 22.37	13,435	0.00 to 0.00	0.55	-0.93 to -0.93
	2010	678	22.58 to 22.58	15,310	0.00 to 0.00	1.30	21.36 to 21.36

Small Company Value Trust Series NAV	2014	770	22.81 to 22.81	17,573	0.00 to 0.00	0.06	0.30 to 0.14
	2013	708	22.78 to 22.78	16,123	0.00 to 0.00	1.77	31.68 to 31.68
	2012	627	17.30 to 17.30	10,845	0.00 to 0.00	0.26	16.41 to 11.42
	2011	570	14.86 to 14.86	8,473	0.00 to 0.00	0.65	-0.94 to -0.94
	2010	501	15.00 to 15.00	7,512	0.00 to 0.00	1.46	21.39 to 21.39

Strategic Income Opportunities Trust Series I	2014	354	25.83 to 25.83	9,149	0.00 to 0.00	4.28	5.06 to 5.06
	2013	400	24.58 to 24.58	9,826	0.00 to 0.00	5.65	3.82 to 3.82
	2012	416	23.68 to 23.68	9,845	0.00 to 0.00	6.76	12.86 to 12.86
	2011	563	20.98 to 20.98	11,816	0.00 to 0.00	10.79	2.03 to 2.03
	2010	589	20.56 to 20.56	12,119	0.00 to 0.00	25.85	15.89 to 15.89

Strategic Income Opportunities Trust Series NAV	2014	1,258	19.15 to 19.15	24,083	0.00 to 0.00	4.69	5.13 to 1.57
	2013	1,233	18.22 to 18.22	22,464	0.00 to 0.00	6.31	3.81 to 3.81
	2012	961	17.55 to 17.55	16,860	0.00 to 0.00	7.42	12.94 to 7.30
	2011	775	15.54 to 15.54	12,042	0.00 to 0.00	11.65	2.08 to 2.08
	2010	621	15.22 to 15.22	9,446	0.00 to 0.00	14.80	15.91 to 15.91

Total Bond Market Trust B Series NAV	2014	681	23.62 to 23.62	16,086	0.00 to 0.00	3.42	6.06 to 2.90
	2013	609	22.27 to 22.27	13,556	0.00 to 0.00	3.38	-2.44 to -2.44
	2012	684	22.83 to 22.83	15,614	0.00 to 0.00	1.72	4.08 to 2.03
	2011	628	21.94 to 21.94	13,780	0.00 to 0.00	4.60	7.60 to 7.60
	2010	559	20.39 to 20.39	11,401	0.00 to 0.00	4.81	6.49 to 6.49

Total Return Trust Series I	2014	648	30.02 to 30.02	19,444	0.00 to 0.00	3.14	4.74 to 4.74
	2013	764	28.66 to 28.66	21,908	0.00 to 0.00	2.94	-2.03 to -2.03
	2012	931	29.26 to 29.26	27,223	0.00 to 0.00	1.96	8.49 to 8.49
	2011	1,105	26.97 to 26.97	29,807	0.00 to 0.00	4.45	3.91 to 3.91
	2010	1,091	25.95 to 25.95	28,307	0.00 to 0.00	2.33	7.64 to 7.64

Total Return Trust Series NAV	2014	2,784	18.03 to 18.03	50,210	0.00 to 0.00	3.49	4.72 to 2.38
	2013	2,637	17.22 to 17.22	45,413	0.00 to 0.00	3.06	-1.98 to -1.98
	2012	2,846	17.57 to 17.57	50,008	0.00 to 0.00	2.25	8.57 to 4.25
	2011	2,141	16.18 to 16.18	34,643	0.00 to 0.00	4.54	3.97 to 3.97
	2010	1,960	15.57 to 15.57	30,501	0.00 to 0.00	2.59	7.66 to 7.66

Total Stock Market Index Trust Series I	2014	255	23.94 to 23.94	6,104	0.00 to 0.00	1.12	11.47 to 11.47
	2013	300	21.48 to 21.48	6,439	0.00 to 0.00	1.45	33.39 to 33.39
	2012	294	16.10 to 16.10	4,742	0.00 to 0.00	1.44	15.50 to 15.50
	2011	413	13.94 to 13.94	5,751	0.00 to 0.00	1.23	0.28 to 0.28
	2010	448	13.90 to 13.90	6,222	0.00 to 0.00	1.30	17.19 to 17.19

Total Stock Market Index Trust Series NAV	2014	306	79.72 to 79.72	24,387	0.00 to 0.00	1.29	11.46 to 8.79
	2013	247	71.52 to 71.52	17,696	0.00 to 0.00	1.62	33.45 to 33.45
	2012	149	53.59 to 53.59	8,001	0.00 to 0.00	1.66	15.56 to 7.92
	2011	124	46.38 to 46.38	5,769	0.00 to 0.00	1.40	0.33 to 0.33
	2010	111	46.23 to 46.23	5,116	0.00 to 0.00	1.61	17.26 to 17.26

U.S. Equity Trust Series I	2014	1,152	14.63 to 14.63	16,856	0.00 to 0.00	1.43	11.03 to 11.03
	2013	1,249	13.18 to 13.18	16,458	0.00 to 0.00	1.63	28.22 to 28.22
	2012	1,347	10.28 to 10.28	13,846	0.00 to 0.00	2.03	2.77 to 2.77

U.S. Equity Trust Series NAV	2014	500	14.66 to 14.66	7,330	0.00 to 0.00	1.65	11.07 to 7.43
	2013	444	13.20 to 13.20	5,861	0.00 to 0.00	1.84	28.36 to 28.36
	2012	391	10.28 to 10.28	4,020	0.00 to 0.00	2.04	6.03 to 2.81

Ultra Short Term Bond Trust Series I	2014	62	10.05 to 10.05	620	0.00 to 0.00	1.61	-0.02 to -0.02
	2013	66	10.05 to 10.05	668	0.00 to 0.00	1.43	-0.07 to -0.07
	2012	50	10.06 to 10.06	503	0.00 to 0.00	2.44	0.54 to 0.54
	2011	20	10.00 to 10.00	205	0.00 to 0.00	3.11	0.12 to 0.12
	2010	3	9.99 to 9.99	30	0.00 to 0.00	2.97	-0.08 to -0.08

Ultra Short Term Bond Trust Series NAV	2014	338	10.07 to 10.07	3,409	0.00 to 0.00	1.61	0.03 to -0.14
	2013	268	10.07 to 10.07	2,699	0.00 to 0.00	1.29	-0.02 to -0.02
	2012	165	10.07 to 10.07	1,661	0.00 to 0.00	1.38	0.66 to 0.17
	2011	125	10.00 to 10.00	1,250	0.00 to 0.00	3.72	0.09 to 0.09

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Ultra Short Term Bond Trust Series NAV	2010	0	$9.99 to $9.99	$4	0.00% to 0.00%	2.70%	-0.06% to -0.06%

Utilities Trust Series I	2014	131	37.33 to 37.33	4,884	0.00 to 0.00	2.76	12.59 to 12.59
	2013	148	33.15 to 33.15	4,922	0.00 to 0.00	2.06	20.57 to 20.57
	2012	186	27.50 to 27.50	5,122	0.00 to 0.00	4.11	13.66 to 13.66
	2011	177	24.19 to 24.19	4,293	0.00 to 0.00	3.45	6.65 to 6.65
	2010	185	22.68 to 22.68	4,197	0.00 to 0.00	2.17	13.92 to 13.92

Utilities Trust Series NAV	2014	504	29.88 to 29.88	15,058	0.00 to 0.00	3.22	12.72 to 2.31
	2013	448	26.50 to 26.50	11,863	0.00 to 0.00	2.13	20.65 to 20.65
	2012	437	21.97 to 21.97	9,598	0.00 to 0.00	3.81	13.63 to 10.75
	2011	428	19.33 to 19.33	8,266	0.00 to 0.00	3.81	6.80 to 6.80
	2010	393	18.10 to 18.10	7,108	0.00 to 0.00	2.76	14.00 to 14.00

Value Trust Series I	2014	290	58.21 to 58.21	16,879	0.00 to 0.00	0.47	9.82 to 9.82
	2013	317	53.01 to 53.01	16,826	0.00 to 0.00	0.77	35.40 to 35.40
	2012	359	39.15 to 39.15	14,061	0.00 to 0.00	0.80	17.42 to 17.42
	2011	414	33.34 to 33.34	13,803	0.00 to 0.00	1.08	0.98 to 0.98
	2010	449	33.02 to 33.02	14,821	0.00 to 0.00	0.99	22.22 to 22.22

Value Trust Series NAV	2014	474	27.16 to 27.16	12,884	0.00 to 0.00	0.54	9.88 to 7.60
	2013	405	24.72 to 24.72	10,005	0.00 to 0.00	0.91	35.44 to 35.44
	2012	354	18.25 to 18.25	6,466	0.00 to 0.00	0.96	17.50 to 6.68
	2011	295	15.53 to 15.53	4,587	0.00 to 0.00	1.15	1.03 to 1.03
	2010	263	15.37 to 15.37	4,048	0.00 to 0.00	1.20	22.30 to 22.30

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values — (continued):

(a)

As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)

These ratios represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

(c)

These ratios, which are not annualized, represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d)

These ratios, which are not annualized, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(e)	Sub-account that invests in non-affiliated Trust.

(f)	Reflects the period from commencement of operations on December 9, 2013 through December 31, 2013.

(g)	Renamed on May 5, 2014. Previously known as Lifestyle Aggressive Trust.

(h)	Renamed on May 5, 2014. Previously known as Lifestyle Balanced Trust.

(i)	Renamed on May 5, 2014. Previously known as Lifestyle Conservative Trust.

(j)	Renamed on May 5, 2014. Previously known as Lifestyle Growth Trust.

(k)	Renamed on May 5, 2014. Previously known as Lifestyle Moderate Trust.

(l)	Renamed on November 10, 2014. Previously known as Financial Services Trust.

(m)	Sub-account available in prior year but no activity.

(n)	Terminated as an investment option and funds transferred to Fundamental Large Cap Value Trust on November 10, 2014.

(o)	Terminated as an investment option and funds transferred to Global Trust on November 10, 2014.

John Hancock Life Insurance Company (U.S.A.) Separate Account A

Notes to Financial Statements — (continued)

December 31, 2014

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable life contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

PART C
OTHER INFORMATION
Item 26. Exhibits
The following exhibits are filed as part of this Registration Statement:
(a) Resolution of Board of Directors establishing Separate Account A is incorporated by reference to post-effective amendment number 1, file number 333-157212, filed with the Commission in April 2010.
(b) Not applicable.
(c) (1) Distribution Agreement and Servicing Agreement between John Hancock Distributors and John Hancock Life Insurance Company (U.S.A.) dated February 17, 2009, incorporated by reference to pre-effective amendment number 1, file number 333-157212, filed with the Commission on April 7, 2009.
(2)(a) Specimen General Agent and Broker-Dealer Selling Agreement by and among John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors LLC effective August, 2009, incorporated by reference to pre-effective amendment number 2, file number 333-157212, filed with the Commission on April 26, 2011.
(b) List of third party broker-dealer firms included as Attachment A, filed herewith.
(d)(1) Specimen Flexible Premium Variable Universal Life Insurance policy, incorpoated by reference to pre-effective amendment no. 1, file number 333-179570, filed with the Commission on May 30, 2012.
(2) Specimen Disability Payment of Specified Premium Rider, incorporated by reference to pre-effective amendment no. 1, file number 333-179570, filed with the Commission on May 30, 2012.
(3) Acceleration of Death Benefit for Qualified Long-Term Care Services Rider, incorpoated by reference to pre-effective amendment no. 1, file number 333-179570, filed with the Commission on May 30, 2012.
(4) Specimen Cash Value Enhancement Rider, incorpoated by reference to pre-effective amendment no. 1, file number 333-179570, filed with the Commission on May 30, 2012.
(5) Specimen Overloan Protection Rider, incorpoated by reference to pre-effective amendment no. 1, file number 333-179570, filed with the Commission on May 30, 2012.
(6) Specimen Residual Life Insurance Benefit and Continuation of Acceleration Rider, incorpoated by reference to pre-effective amendment no. 1, file number 333-179570, filed with the Commission on May 30, 2012.
(7) Specimen Accelerated Benefit Rider, incorpoated by reference to pre-effective amendment no. 1, file number 333-179570, filed with the Commission on May 30, 2012.
(8) Extended No-Lapse Guarantee Rider, incorpoated by reference to pre-effective amendment no. 1, file number 333-179570, filed with the Commission on May, 2012.
(9) Specimen Alternative Cash Value Rider, incorpoated by reference to pre-effective amendment no. 1, file number 333-179570, filed with the Commission on May 30, 2012.
(10) Specimen Acceleration of Death Benfit for Qualified Long-Term Care Services Rider, incorporated by reference to PEA No. 6, filed with the Commission on April 28, 2014.
(e) Specimen policy application, incorpoated by reference to pre-effective amendment no. 1, file number 333-179570, filed with the Commission on May 30, 2012.
(f) (1) Restated Articles of Redomestication of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 30, 1992, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(a) Amendment to the Articles of Redomestication of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(b) Amendment to the Articles of Redomestication effective January 1, 2005, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(c) Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) dated July 26, 2010, and further amended as of November 20, 2012, incorporated by reference to post-effective amendment no. 1, filed with the Commission on April 24, 2013.
(2) By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 2, 1992, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(a) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated June 7, 2000, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(b) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated March 12, 1999, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(c) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(d) Amended and Restated By-laws of John Hancock Life Insurance Company (U.S.A.) dated June 15, 2010, incorporated by reference to post-effective amendment no. 1, filed with the Commission on April 24, 2013.
(g) (1) Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and Hanover Life Reassurance Company of America, incorporated by reference to post-effective amendment number 5, file number 333-179570, filed with the Commission on December 6, 2013.
(2) Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and Generali USA Life Reassurance Company of America, incorporated by reference to post-effective amendment number 5, file number 333-179570, filed with the Commission on December 6, 2013.
(3) Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and RGA Reinsurance Company, incorporated by reference to post-effective amendment number 5, file number 333-179570, filed with the Commission on December 6, 2013.
(h)(1) Participation Agreement among the Manufacturers Insurance Company (U.S.A.), the Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and John Hancock Trust dated April 20, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(3) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and M Financial Investment Advisers, Inc. dated November 13, 2009, incorporated by reference to file number 333-164150, filed with the Commission on January 4, 2010.
4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(5) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(i) (1) Service agreement between Manulife Financial Corporation and the Manufacturers Life Insurance Company (U.S.A.), dated January 1, 2001, incorporated by reference to post-effective amendment number 6, filed with the Commission on April 28, 2014.
(j) Not applicable.
(k) Opinion and consent of counsel regarding the legality of the securities being registered, incorporated by reference to pre-effective Amendment No. 1, file number 333-179570, filed with the Commission in May 2012.
(l) Not Applicable.
(m) Not Applicable.
(n) Consents of Independent Registered Public Accounting Firm, filed herewith.
(n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment to be filed pursuant to Rule 485(b), filed herewith.
(o) Not Applicable.
(p) Not Applicable.

(q) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the policies, incorporated by reference to pre-effective amendment number 1, file number 333-100597, filed with the Commission on December 16, 2002.
Powers of Attorney
(i) Powers of Attorney for Craig Bromley, Thomas Borshoff, Paul M. Connolly, Michael Doughty, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John Vrysen, incorporated by reference to post-effective amendment number 1, file number 333-179570, filed with the Commission on April 24, 2013.
Item 27. Directors and Officers of the Depositor
OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
Name and Principal Business Address	Position with Depositor
Craig Bromley 601 Congress Street Boston, MA 02210	Director, Chairman and President
Thomas Borshoff 536 Stone Road Pittsford, NY 14534	Director
Paul M. Connolly 75 Indian Spring Road Milton, MA 02186	Director
Michael Doughty 197 Clarendon Street Boston, MA 02116	Director
Ruth Ann Fleming 205 Highland Avenue Short Hills, NJ 07078	Director
James D. Gallagher 601 Congress Street Boston, MA 02210	Director, Executive Vice President, General Counsel and Chief Administrative Officer
Scott S. Hartz 197 Clarendon Street Boston, MA 02116	Director, Executive Vice President and Chief Investment Officer
Rex Schlaybaugh, Jr. 400 Renaissance Center Detroit, MI 48243	Director
John G. Vrysen 601 Congress Street Boston, MA 02210	Director and Senior Vice President

Executive Vice Presidents
Michael Doughty**
Steven Finch*	and Chief Financial Officer
James D. Gallagher*	and General Counsel & Chief Administrative Officer
Scott S. Hartz**	and Chief Investment Officer – US Investments

Senior Vice Presidents
John C.S. Anderson**
Andrew G. Arnott*
Kevin J. Cloherty*
Barry Evans††††
Peter Gordon*
Brian Heapps**
Gregory Mack*
Janis K. McDonough*****
H. Steven Moore****	and Treasurer
James O’Brien†††
Sebastian Pariath*	and Head of Operations and Chief Information Officer
Timothy W. Ramza*

Name and Principal Business Address	Position with Depositor
Alan R. Seghezzi**
Anthony Teta**
Brooks Tingle**

Vice Presidents
Emanuel Alves*	Counsel and Corporate Secretary
Roy V. Anderson*
Abigail M. Armstrong**
Kevin Askew*****
James Bacharach*
William Ball**
William D. Bertrand**
Ann Birle*****
Stephen J. Blewitt**
Alan Block*
Robert Boyda**
Grant Buchanan***
David Campbell***
Bob Carroll**
Rick A. Carlson*
Brian Collins*
Paul M. Crowley**
John J. Danello*
Brent Dennis**
Robert Donahue*****
Paul Gallagher*
Ann Gencarella**
Gerald C. Hanrahan, Jr.**
Richard Harris***	and Appointed Actuary
John Hatch*
Kevin Hill**
Eugene Xavier Hodge, Jr.*
James C. Hoodlet**
Roy Kapoor****
Mitchell Karman*	and Chief Compliance Officer & Counsel
Frank Knox*	and Chief Compliance Officer – Retail Funds/Separate Accounts
Hung Ko***	Vice President, Treasury
David Kroach***
Robert Leach*
Scott Lively*
Cheryl Mallett****
Nathaniel I. Margolis**
John B. Maynard*
Karen McCafferty*
Scott A. McFetridge**
William McPadden**
Maureen Milet**	and Chief Compliance Officer – Investments
Scott Morin*
Jeffrey H. Nataupsky*
Scott Navin**
Betty Ng***
Nina Nicolosi*
Jeffrey Packard**
Frank O‘Neill*
Daragh O’Sullivan**
Jacques Ouimet**
Gary M. Pelletier**
David Plumb*

Name and Principal Business Address	Position with Depositor
Tracey Polsgrove*
Krish Ramdial****	Vice President, Treasury
Jill Rebman***
George Revoir*
Mark Rizza*
Andrew Ross****
Lisa Anne Ryan†††
Thomas Samoluk*
Martin Sheerin*
Gordon Shone*
Susan Simi**
Rob Stanley*
Tony Todisco*****
Simonetta Vendittelli*	and Controller
Peter de Vries***
Linda A. Watters*
Jeffery Whitehead*
Brent Wilkinson†††
Henry Wong**
Leo Zerilli*

Assistant Vice Presidents
Joanne Adkins
Stacey Agretelis
Patricia L. Allison
Michael Barnes
Jack Barry
Naomi S. Bazak
P. J. Beltramini
Jon Bourgault
Daniel C. Budde
Jennifer Toone Campanella
Suzanne Cartledge
Anjali Chitre
Eileen Cloherty	and Chief Accountant
Catherine Collins
Thomas D. Crohan
Diane Cronin
Jaime Hertel Dasque
Lorn C. Davis
Todd D. Emmel
Allan M. Fen
Paul A. Fishbin
Michael A. Foreman
Arthur Francis
Donna Frankel
Philip W. Freiberger
Scott B. Garfield
John M. Garrison
Keith Gendron
William A. Gottlieb
Teresa S. Hayes
Charles Whitney Hill
Tina Joseph
Recep C. Kendircioglu
Bruce Kinna
Patty Kisielis
Sally Kwan
Thomas Loftus

Name and Principal Business Address	Position with Depositor
Timothy J. Malik
Robert Maulden
Kathleen E. McDonough
Reid W. McLay
Pamela Memishian
John P. Monahan
Geoffrey Norris
John O’Connor
E. David Pemsteim
Charlie Philbrook	and Chief Risk Officer
David Pickett
Michael A. Pirrello
Malcolm Pittman
Jason M. Pratt
David P. Previte
Peta-Gaye Prinn
Malcolm Quinn
Hilary Quosai
Kathryn Riley
Josephine M. Rolka
Timothy A. Roseen
Louise Santosuosso
Debbie Stickland
Joan Marie Uzdavinis
John Wallace
Sean A. Williams
Jennifer Wilson
Sameh Youssef
Paolo Zadra
Shauna Yen
Aleksander Zivanovic
*Principal Business Office is 601 Congress Street, Boston, MA 02210
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5
*****Principal Business Office is 380 Stuart Street, Boston, MA 02116
†Principal Business is 6400 Sheridan Drive, Williamsville, NY 14221
††Principal Business is 2001 Butterfield Road, Downers Grove, Illinois 60515
†††Principal Business is 200 Berkeley Street, Boston, MA 02116
††††Principal Business is 101 Huntington Avenue, Boston, MA 02116
Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant
The Registrant is a separate account of the Depositor operating as a unit investment trust. The Registrant supports benefits payable under the Depositor's variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Variable Insurance Trust (formerly, John Hancock Trust) and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.
As of the effective date of the registration statement, the Company and its affiliates are controlled by Manulife Financial Corporation.

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2014

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
John Hancock Reassurance Company Ltd. (Bermuda)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
FNA Financial Inc. (Canada)
Manulife Asset Management Limited (Ontario)
EIS Services (Bermuda) Limited (Bermuda)
Regional Power Inc. (Canada)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Property Limited Partnership (Ontario)(4)
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Western Holdings Limited Partnership(3) (Alberta)
95%
PT Asuransi Jiwa Manulife Indonesia(1) (Indonesia)
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
97.7%
60%
Manulife Asset Management (Thailand) Company Limited (Thailand)
20%
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
60%
Manulife Chinabank Life Assurance Corporation (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manulife Asset Management (Japan) Limited (Japan)
Manulife Investments Japan Limited (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Limited (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Manulife (International) Limited (Bermuda)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
58.5%
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management Services Berhad (Malaysia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
40%
60%
John Hancock Investment Management Services, LLC (Delaware)
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
The Berkeley Financial Group, LLC (Delaware)
99.9%
John Hancock Advisers, LLC(2) (Delaware)
John Hancock Funds, LLC (Delaware)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
John Hancock Insurance Agency, Inc. (Delaware)
Indirect Control
Direct Control

MANULIFE FINANCIAL CORPORATION PRINCIPAL SUBSIDIARIES - December 31, 2014 For External Use (1) The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company (2) The remaining 0.1% equity of John Hancock Advisers, LLC is indirectly held by John Hancock Subsidiaries LLC (3) 99% limited partnership interest is held by The Manufacturers Life Insurance Company (4) 99% limited partnership interest is held by Manulife Property Limited Partnership This chart displays voting interest. All entities are 100% controlled unless otherwise indicated. Indirect Control Direct Control

Item 29. Indemnification
The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC (“JH Distributors”) and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless JH Distributors and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriter
(a) Set forth below is information concerning other investment companies for which JH Distributors, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.
Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter

(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JH Distributors and the following comprise the Board of Managers and Officers of JH Distributors.
Name	Title
Michael Doughty**	Chairman, Director
Steven Finch*	Director
James C. Hoodlet**	Director
George Revoir*	Director, President and Chief Executive Officer
Alan Seghezzi**	Director
Christopher Walker***	Director, Vice President, Investments
Emanuel Alves*	Secretary
H. Steven Moore****	Senior Vice President, Treasurer
Brian Collins*	Vice President, US Taxation
Krish Ramdial****	Vice President, Treasury
John Bryson*	Assistant Vice President
Jeffrey H. Long*	Assistant Vice President, Chief Financial Officer and Financial Operations Principal
Michael Mahoney*	Assistant Vice President, Chief Compliance Officer
David Pickett*	Assistant Vice President, General Counsel
*Principal Business Office is 601 Congress Street, Boston, MA 02210
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5
(c) John Hancock Distributors LLC
Compensation received, directly or indirectly, from the Registrant by John Hancock Distributors LLC, the sole principal underwriter of the contracts funded by the Separate Account during the last fiscal year:
(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation
John Hancock Distributors LLC	$0	$0	$0	$0
Item 31. Location of Accounts and Records
The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, John Hancock Place, Boston, Massachusetts 02117, serves as Registrant’s distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, canceled stock certificates. John Hancock Life Insurance Company (U.S.A.) (at the same address), in its capacity as Registrant’s depositor keeps all other records required by Section 31 (a) of the Act.
Item 32. Management Services
All management services contracts are discussed in Part A or Part B.
Item 33. Fee Representation
Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940
John Hancock Life Insurance Company (U.S.A.) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

Signatures
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this amendment to the Registration Statement to be signed on its behalf in the City of Boston, Commonwealth of Massachusetts, as of the 23rd day of April, 2015.
John Hancock Life Insurance Company (U.S.A.) Separate Account A
(Registrant)
By: JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
By: /s/ Craig Bromley

Craig Bromley
Principal Executive Officer
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(Depositor)
By: /s/ Craig Bromley

Craig Bromley
Principal Executive Officer

Signatures
Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of the 23rd day of April, 2015.
Signatures	Title
/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller

/s/ Steven Finch Steven Finch	Executive Vice President and Chief Financial Officer

* Craig Bromley	Director

* Thomas Borshoff	Director

* Paul M. Connolly	Director

* Ruth Ann Fleming	Director

* Michael Doughty	Director

* James D. Gallagher	Director

* Scott S. Hartz	Director

* Rex E. Schlaybaugh, Jr.	Director

* John G. Vrysen	Director

/s/James C. Hoodlet James C. Hoodlet
*Pursuant to Power of Attorney

SUPPLEMENT DATED April 27, 2015

TO

PROSPECTUSES DATED APRIL 27, 2015 OR LATER

This Supplement is to be distributed with certain prospectuses dated April 27, 2015 or later for variable life insurance policies of John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York.

The prospectuses involved bear the title “Protection Variable Universal Life,” “Accumulation Variable Universal Life,” “Accumulation Variable Universal Life 2014,” “Corporate VUL,” “Medallion Variable Universal Life Plus,” “Medallion Variable Universal Life Edge,” “Medallion Variable Universal Life Edge II,” “Medallion Executive Variable Life,” “Medallion Executive Variable Life II,” “Medallion Executive Variable Life III,” “Performance Executive Variable Life,” “Variable Estate Protection,” “Variable Estate Protection Plus,” “Variable Estate Protection Edge,” “Performance Survivorship Variable Universal Life”, “Protection Variable Universal Life”, and “Survivorship Variable Universal Life.” We refer to these prospectuses as the “Product Prospectuses.”

This supplement will be used only with policies sold through the product prospectuses and through registered representatives affiliated with the M Financial Group.

This Supplement is accompanied with a current prospectus for the M Fund, Inc. that contains detailed information about the funds. Be sure to read that prospectus before selecting any of the four additional variable investment options/investment accounts.

AMENDMENT TO PRODUCT PROSPECTUSES

The table on the cover page of each product prospectus is amended to include the following four additional variable investment options/investment accounts:

M Capital Appreciation

M International Equity

M Large Cap Growth

M Large Cap Value

VL M SUPP (4/2015)

Supplement dated April 27, 2015

to the

Prospectus dated April 27, 2015

This supplement is to accompany the prospectus for variable life insurance policies issued by John Hancock Life Insurance Company (U.S.A.) entitled “Protection VUL 2012”, Majestic VCOLIX”, “Corporate VUL” and “Majestic VULX” (collectively, the “Policies”).

This supplement adds the optional Long-Term Care Rider that may be elected under the Policies.

We amend the “Rider Charges” table of your prospectus by adding the following disclosure:

Long-Term Care Rider (3)	Monthly	Guaranteed Rate	Current Rate

Minimum charge		$0.01 per $1,000 of NAR	$0.01 per $1,000 of NAR

Maximum charge		$3.34 per $1,000 of NAR	$3.34 per $1,000 of NAR

Charge for representative insured person		$0.08 per $1,000 of NAR	$0.08 per $1,000 of NAR

(3)	The charge for this rider is determined by multiplying the net amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable rate. The rates vary by the long-term care insurance risk characteristics of the insured person and the rider benefit level selected. The minimum guaranteed and current rates shown in the table are for a 20 year old female super preferred non-smoker underwriting risk with a 1% Monthly Acceleration Percentage, which is a percentage of the death benefit you can accelerate each month. The Monthly Acceleration Percentage is stated in the Policy Specifications page of your policy. The maximum guaranteed and current rates shown in the table are for a 75 year old male substandard smoker underwriting risk with a 4% Monthly Acceleration Percentage. The representative insured person referred to in the table is a 45 year old male standard non-smoker underwriting risk with a 4% Monthly Acceleration Percentage. The charges shown in the table may not be particularly relevant to your current situation. For more information, contact your John Hancock representative.

We amend the “Other policy benefits, rights and limitations – Optional supplementary benefit riders you can add” section of your prospectus by adding the following disclosure:

Long-Term Care Rider - This rider provides for periodic advance payments to you of a portion of the death benefit if the insured person becomes “chronically ill” so that such person: (1) is unable to perform at least two activities of daily living without substantial human assistance or has a severe cognitive impairment; and (2) is receiving certain qualified services described in the rider. The decision to add this rider must be made at issuance of the policy. If you elect this rider, you will also have an option to apply to have a portion of policy’s death benefit advanced to you in the event of terminal illness. In addition, there is a significant risk that ownership by anyone other than the person insured by the policy will cause adverse tax consequences.

Benefits under the Long-Term Care Rider will not begin until we receive proof that the insured person qualifies and has received “qualified long-term care services,” while the policy was in force. You must continue to submit evidence during the insured person’s lifetime of the insured person’s eligibility for rider benefits.

We determine a maximum amount of death benefit that we will advance for each month of qualification. This amount, called the “Maximum Monthly Benefit Amount,” is equal to the amount of the death benefit that may be accelerated under the rider (as of the day the insured qualifies for benefits) multiplied by the Monthly Acceleration Percentage, which is the percentage of the death benefit you can accelerate each month. The Monthly Acceleration Percentage must be selected when you apply for the policy. The actual amount of any advance is based on the expense incurred by the insured person, up to the Maximum Monthly Benefit Amount, for each day of qualified long-term care service in a calendar month, as described in the rider. We will recalculate the Maximum Monthly Benefit Amount if you make a withdrawal of policy value, and for other events described in the rider. Each advance reduces the remaining death benefit under your policy, and causes a proportionate reduction in your policy value. If you have a policy loan, we will use a pro-rata portion of each death benefit advance to repay indebtedness. For example, if current indebtedness is $10,000, the death benefit is $100,000, and the gross advance is $2,000, then the net advance would be $1,800 = $2,000 X (1 - ($10,000/$100,000)). As a result of the advance, the indebtedness will be reduced by $200.

We restrict your policy value’s exposure to market risk when benefits are paid under the Long-Term Care Rider. We do this in several ways. First, before we begin paying any Monthly Benefit, we will transfer all policy value from the investment accounts to the fixed account. (The amount to be transferred will be determined on the business day immediately following the date we approve a request for benefits under the rider.) In addition, you will not be permitted to transfer policy value or allocate any additional premium payment to an investment account while rider benefits are paid. Your participation in any of the automatic investment plans will also be suspended during this period.

If the insured person no longer qualifies for rider benefits and your policy remains in force, you will be permitted to invest new premium payments or transfer existing policy value in the investment accounts. (The restriction on transfers from the fixed account will continue to apply.) Any unscheduled increase in Supplemental Face Amount after issue would first require that you terminate this rider. Benefits under this rider do not reduce the No-Lapse Guarantee Premium requirements or the Extended No-Lapse Guarantee Premium requirements that may be necessary for the No-Lapse Guarantee or the Extended No-Lapse Guarantee to remain in effect after a termination of rider benefits.

Finally, please note that there is a significant risk that ownership of a policy with this rider by anyone other than the insured person will cause adverse tax consequences. If the owner of the policy is not the insured person, benefit payments may be included in the owner’s income, and the death benefit may be part of the estate of the insured person for purposes of Federal Estate tax. A policy with a Long-Term Care Rider should not be purchased by or transferred to any person other than the insured person unless you have carefully reviewed the tax implications with your tax adviser.

All other terms and conditions described in your policy and prospectus remain unchanged.

If you need additional information, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus. You should read this supplement together with the prospectus for the contract you purchased, and retain both for future reference.

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4/2015